[PHOTO]

VANGUARD
VARIABLE INSURANCE
FUND

Annual Report
September 30, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO PLANHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS

                                  A Message To
                                 Our Planholders

                                        1

                                   The Markets
                                 In Perspective

                                        5

                                  Reports From
                                  The Advisers

                                        7

                                   Performance
                                    Summaries

                                       15

                                    Portfolio
                                    Profiles

                                       24

                                    Financial
                                   Statements

                                       35

                                  Trustees And
                                    Officers

                                INSIDE BACK COVER

[PHOTO]

John C. Bogle

[PHOTO]

John J. Brennan

DEAR PLANHOLDER,

        During Vanguard Variable Insurance Fund's fiscal year ended September 30, 1996, stocks enjoyed a continuation of their long-running bull market, while bonds provided subdued total returns. In this environment, the investment results of each of our Portfolios were fully satisfactory and competitive with comparable mutual funds.

The table at right provides our customary presentation of the total return (capital change plus reinvested dividends) of each Portfolio, along with the results of the comparative benchmarks we consider most appropriate. For our two new Portfolios--the High Yield Bond and Small Company Growth Portfolios--the period covered is for the four months since their inception in June 1996; for the seven remaining Portfolios, the results shown are for the full fiscal year.

        The total returns shown reflect the change in net asset value for each Portfolio, adjusted for the reinvestment of any dividend or capital gains distributions. We also provide, in the table on page 2, the actual returns to investors in the Vanguard Variable Annuity Plan. As you may know, these returns are somewhat lower because they take into account the administrative and insurance expenses associated with the Plan, which total some 0.46% on an annual basis.

FISCAL 1996 PERFORMANCE OVERVIEW

The stock market, buoyed by continued strong growth in corporate earnings, proved remarkably resilient for most of fiscal year 1996, closing out the period by surging to record highs. The bond market, on the other hand, rallied during the first quarter of the fiscal year but subsequently slumped amid fears that the economy was overheating and that inflation would rekindle. By the end of the fiscal year,

-----------------------------------------------------------------------------
                                                             TOTAL RETURN
                                                           FISCAL YEAR ENDED
                                                           SEPTEMBER 30, 1996
-----------------------------------------------------------------------------
Money Market Portfolio*                                          + 5.5%
Average Money Market Fund*                                       + 4.9
-----------------------------------------------------------------------------
High-Grade Bond Portfolio                                        + 4.8%
Average Intermediate-Term
 U.S. Government Fund                                            + 3.8
Lehman Aggregate Bond Index                                      + 4.9
-----------------------------------------------------------------------------
High Yield Bond Portfolio**                                      + 4.6%
Average High Yield Bond Fund**                                   + 4.3
Lehman High Yield Bond Index**                                   + 3.7
-----------------------------------------------------------------------------
Balanced Portfolio                                               +15.3%
Average Balanced Fund                                            +12.5
Composite Index+                                                 +14.3
-----------------------------------------------------------------------------
Equity Index Portfolio                                           +20.2%
Average Growth & Income Fund                                     +17.4
S&P 500 Index                                                    +20.3
-----------------------------------------------------------------------------
Equity Income Portfolio                                          +19.1%
Average Equity Income Fund                                       +16.8
S&P 500 Index                                                    +20.3
-----------------------------------------------------------------------------
Growth Portfolio                                                 +27.8%
Average Growth Fund                                              +15.9
S&P 500 Index                                                    +20.3
-----------------------------------------------------------------------------
Small Company Growth Portfolio**                                 - 1.6%
Average Small Company Growth Fund**                              - 3.0
Russell 2000 Index**                                             - 4.4
-----------------------------------------------------------------------------
International Portfolio                                          +13.4%
Average International Stock Fund                                 + 9.4
MSCI-EAFE Index                                                  + 8.9
-----------------------------------------------------------------------------

 *Money market funds do not assure a stable value of $1.00 per share, and, unlike bank certificates of deposit, are not insured by the Federal Deposit Insurance Corporation.

**Since Portfolio's inception on June 3, 1996.

  +65% S&P 500 Index, 35% Lehman Long-Term Corporate AA or Better Bond Index.

---------------------------------------
                     PLAN TOTAL RETURNS
                      FISCAL YEAR ENDED
PORTFOLIO            SEPTEMBER 30, 1996
---------------------------------------
Money Market               + 5.0%
High-Grade Bond            + 4.3
High Yield Bond*           + 4.4
Balanced                   +14.7
Equity Index               +19.6
Equity Income              +18.5
Growth                     +27.2
Small Company Growth*      - 1.7
International              +12.8
---------------------------------------

*Since Portfolio's inception on June 3, 1996.

bond prices were just slightly below where they had been twelve months earlier. All told, interest rates in general rose modestly, with the yield on short-term U.S. Treasury bills rising from 5.4% to 5.7%, and the benchmark 30-year U.S. Treasury yield rising from 6.5% to 6.9%.

        During fiscal 1996, the return of each Portfolio varied according to the asset classes in which it invests. Our returns were solid "across the board," both in absolute terms and relative to our competitors. A summary of the results follows.

        The MONEY MARKET PORTFOLIO benefited from relatively high yields on short-term money market instruments, which fluctuated between 4.8% and 6.0% during the year. We earned a return of +5.5%, nicely outpacing the +4.9% return of the average money market fund. Over the years, we have enjoyed a consistent advantage over comparable money market funds, due largely to our low expense ratio (expenses as a percentage of average net assets). Currently, our Money Market Portfolio's expense ratio is 0.2% versus 0.7% for the average money market fund--an expense advantage that results in an annual tailwind of about 0.5% for our Portfolio.

        Despite rising interest rates, the HIGH-GRADE BOND PORTFOLIO earned a +4.8% return, a whisker below the +4.9% return of our unmanaged benchmark index, but well ahead of the +3.8% return of the average intermediate-term U.S. Government bond fund. Although the rate increases during the year pushed our net asset value lower, the interest income earned by the Portfolio more than offset this decline.

        Since the HIGH YIELD BOND PORTFOLIO's inception on June 3, 1996, interest rates have drifted lower. During this brief period, the Portfolio provided a return of +4.6% versus +4.3% for the average high-yield bond mutual fund. Of course, these small differences in total return over such a short time period are hardly meaningful. We would remind investors that the Portfolio's adviser seeks to provide a sustainable, high level of current income by investing primarily in a mix of high-yielding, medium- and lower-quality corporate bonds.

        With a total return of +15.3%, the BALANCED PORTFOLIO outpaced both the +14.3% return of its unmanaged composite index and the +12.5% return of the average competitive balanced fund. The equity portion of the Portfolio performed well primarily due to our emphasis on large, blue-chip companies, which led the market advance during the past twelve months. Our strong showing in the Portfolio's equity component offset to some degree the weaker returns of high-quality, long-term bonds, which constitute about 35% of our Portfolio.

        As expected, the +20.2% return of the EQUITY INDEX PORTFOLIO closely tracked the +20.3% return of the Standard & Poor's 500 Composite Stock Price Index. Given that the Index is a theoretical construct that incurs none of the real-world operating expenses that must be borne by all mutual funds, we are especially pleased with our ability to virtually match its return. We were able to do so largely because of our minimal annual expense ratio of 0.2%. In contrast, the typical growth and income fund incurs an expense ratio of 1.2%--a difference of fully 1.0%--which gives us a significant "head start" in performance.

        Despite the EQUITY INCOME PORTFOLIO'S relatively conservative investment strategy, which focuses on value-oriented, high-yielding stocks such as telephone and electric utili-ties, the Portfolio enjoyed a strong annual return of +19.1%, compared to returns of +16.8% for the average equity income fund and +20.3% for the S&P 500 Index. During the past twelve months, growth stocks had the upper hand over value stocks; thus, it is not surprising that we lagged the Index, which includes both growth and value stocks. In particular, our performance relative to the Index was impeded by our underweighting in two sectors with especially strong returns: consumer staples and capital goods & construction. Our shortfall in this regard was partially offset by our adviser's good overall selection of individual stocks.

        The +27.8% return earned by the GROWTH PORTFOLIO trounced the +15.9% return of the average growth mutual fund. With large, blue-chip stocks--our specialty, as it were--leading the market advance during the past year, it is hardly surprising that our Portfolio shone. That said, we should not diminish our adviser's excellent stock selections across all market sectors--in particular, our 19% position in health-care stocks, which achieved an aggregate return of +45% compared to a +31% return for this market-leading sector.

        The second of our new offerings, the SMALL COMPANY GROWTH PORTFOLIO, had a -1.6% return during its first four months, a period marked by a number of earnings disappointments. Nonetheless, we fared somewhat better than the average small company stock fund, which declined -3.0% since the Portfolio's inception.

        Although not as robust as the U.S. bull market, international stock markets earned favorable returns over the past twelve months. In this positive environment, the INTERNATIONAL PORTFOLIO provided a return of +13.4%, exceeding the +9.4% return of the average international fund by a healthy margin. The Portfolio's performance was earned against a backdrop of generally solid results in international stock markets, although returns on foreign investments for U.S.-based investors were diminished by the strong rise in the value of the U.S. dollar. Relative to our peers, we benefited from a particularly good year for established growth companies, which are our Portfolio's "stock in trade."

        Although one year is far too short a period to judge any fund's performance, we are pleased that our fiscal 1996 results have met our overriding objective of earning better returns than our competitors with similar investment policies.

LONGER-TERM PERFORMANCE OVERVIEW

The table at right presents the lifetime records of our seven Portfolios with longer-run records, compared with those of their respective peer groups. Clearly, our excellent performance relative to our competitors in fiscal 1996 was not an isolated occurrence.

        We should emphasize that future results may be better or worse than the past returns reflected in the table. In fact, we believe that investors should expect that future absolute returns from stocks and bonds will be less generous than those from the past few years, which have been quite high by historical standards.

        That said, we believe there are good reasons to anticipate that


-------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                     SINCE INCEPTION THROUGH
                                                       SEPTEMBER 30, 1996
                                                -------------------------------
                                                            AVERAGE
                                                VANGUARD  COMPETITIVE  VANGUARD
PORTFOLIO (INCEPTION)                             FUND        FUND    ADVANTAGE
-------------------------------------------------------------------------------
Money Market (5/2/91)                             + 4.5%    + 4.1%       +0.4%
High-Grade Bond (4/29/91)                         + 7.6     + 6.7        +0.9
Balanced (5/23/91)                                +12.6     +10.7        +1.9
Equity Index (4/29/91)                            +14.7     +13.6        +1.1
Equity Income (6/7/93)                            +14.6     +12.9        +1.7
Growth (6/7/93)                                   +20.1     +14.8        +5.3
International (6/3/94)                            +11.9     + 6.7        +5.2
-------------------------------------------------------------------------------

Table on page 1 shows since-inception total returns for the High Yield Bond Portfolio and the Small Company Growth Portfolio.

the Portfolios will continue to provide strong relative returns. Specifically, the historical performance advantage we have enjoyed over our peers comes, in part, from the lower expense ratios of the Vanguard Funds. We have no reason to believe that our "expense advantage" will diminish in the years ahead. In fact, for variable annuity investors, the savings are more pronounced because of Vanguard's low insurance and administration expenses (0.46% versus the insurance industry average expenses of 1.27%). This Vanguard Variable Annuity Plan saving of 0.81% per year adds to our mutual fund expense advantage--ranging from 0.6% to 1.1% per portfolio--giving our planholders a combined advantage of 1.4% to 1.9% in annual return. Compounded over time, it should provide a truly remarkable enhancement to your long-term returns.

IN SUMMARY

We established the Vanguard Variable Annuity Plan as a way for investors to prepare for the future. So far, the Plan seems to have been well-received, as assets have grown to more than $1.8 billion since its inception in 1991. Going forward, we will continue to strive to provide a top-quality, tax-deferred investment program at the lowest reasonable cost.

        Our message to investors has consistently stressed the importance of "staying the course" with a balanced investment portfolio--made up of stock funds, bond funds, and money market funds--that will meet long-term financial objectives. That said, after a rewarding period for financial markets such as the past few years, it is not unreasonable to expect rougher seas ahead. Investments in the financial markets are not without risk. As we said in last year's Annual Report, "the important message is to be prepared for whatever volatility may lie ahead." Whatever the course of the financial markets, then, the Vanguard Variable Insurance Fund enables you to customize a diversified investment portfolio that matches your personal risk/reward preferences.

        The performance of our Portfolios in fiscal 1996 reinforced the good sense of this investment approach. Despite the interim turbulence of the markets, investors who remained steadfast for the entire fiscal year ended the period in positive territory. Staying the course with a balanced mix of assets appropriate to your financial objectives has proven a successful strategy in the past, and we believe it will prove to be a sound investment approach for the future.

/s/ JOHN C. BOGLE                                      /s/ JOHN J BRENNAN



Chairman of the Board                                  President

October 16, 1996

Effective the fiscal year starting October 1, 1996, Vanguard Variable Insurance Fund's Balanced, Equity Index, and Equity Income Portfolios will change from a quarterly dividend distribution cycle (January, April, July, and October) to an annual distribution cycle (income and any capital gains distributed in October, after the fiscal year end). The change will not affect the Portfolios' total returns, but will reduce administrative and recordkeeping costs.

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED SEPTEMBER 30, 1996

[PHOTO]

U.S. EQUITY AND BOND MARKETS

During the past twelve months, expectations about economic growth, inflation, and Federal Reserve policy shifted markedly, generating some pronounced changes in the U.S. equity and bond markets. In October 1995, for example, the U.S. economy was widely considered to be slowing, after exhibiting fairly robust growth earlier in the year. Reflecting this view, investors were attracted to long-term U.S. Treasury bonds (the yield on the 30-year maturity fell from 6.5% to just below 6.0%) and large- capitalization stocks (the Standard & Poor's 500 Composite Stock Price Index advanced 9.6%) from the beginning of October 1995 through the end of January. By contrast, shares of small-capitalization firms increased only 2.1% in this period.

        The view that slow but steady economic growth and minimal inflation would continue was widely held. Even the Open Market Committee of the Federal Reserve accepted this outlook, as evidenced by its decision in January to cut both the discount and Fed funds rates by 0.25% in an effort to stimulate the economy.

        By mid-February, however, reports indicated increases in the demand for technology goods, the number of new jobs, and consumer spending. As a result, the outlook among investors changed. Common-stock investors began to look for opportunities offered by a rapidly expanding economy (e.g., rapid earnings growth among technology, cyclical, and smaller firms), while bond investors saw the more rapid growth as an indication of future inflation. The result was a 1.2% rise in the 30-year U.S. Treasury yield and sharp jumps in the prices of economically sensitive stocks during the next three months.

        This outlook proved to be short-lived, too, with signs of a slowdown appearing by late spring. As a result, blue-chip growth stocks became the preferred segment of the stock market, while smaller-company issues, particularly technology stocks, declined--often sharply. Bond investors benefited from the revised outlook, as long-term yields fell -0.5% between early July and mid-August. By the end of September, however, the long-term Treasury yield had retraced half of the summer rally.

        The markets moved in reaction to wide swings in consensus expectations for the economy. Bond investors, in aggregate, suffered somewhat as the Lehman Aggregate Bond Index posted a total return of 4.9% for the fiscal year, with income of 6.9% and a -2.0% decline in capital.

--------------------------------------------------------------
                                AVERAGE ANNUALIZED RETURNS
                              PERIODS ENDED SEPTEMBER 30, 1996
                              --------------------------------
                                 1 YEAR    3 YEARS     5 YEARS
--------------------------------------------------------------
Equity
   S&P 500 Index                  20.3%      17.4%       15.2%
   Russell 2000 Index             13.1       12.7        15.8
   MSCI-EAFE Index                 8.9        8.4         8.5
--------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index     4.9%       5.0%        7.5%
   Lehman 10-Year Municipal
     Bond Index                    4.8        4.9         7.6
   Lipper Money Market             4.9        4.4         3.9
--------------------------------------------------------------
Other
   Consumer Price Index            3.0%       2.8%        2.8%
--------------------------------------------------------------

        Equity investors, on the other hand, saw the S&P 500 Index generate a strong return of 20.3%, largely due to continued earnings growth; yet the S&P 500's performance trailed by 9.4% the exceptional 29.7% gain generated during the twelve months ended September 30, 1995. The returns for the S&P 500 Index for these periods represent approximately two and three times, respectively, the long-term average returns of the Index.

        The best performers among the S&P 500's holdings were often the large "traditional" growth stocks in the health-care (31.4% over the last twelve months) and consumer- staples (26.4%) sectors. Such issues have historically performed especially well on a relative basis during periods of economic uncertainty thanks to the dependability of their earnings. The utilities (-0.4%), consumer-cyclical (13.8%), and basic-materials (14.6%) sectors, by contrast, lagged in this year characterized by uncertain growth and rising interest rates.

        A number of the worst--and most volatile--performers among domestic common stocks could be found among small-capitalization technology issues. While small-company stocks (as measured by the Russell 2000 Small Stock Index) gained 13.1% in aggregate, stocks of small technology companies gained only 4.2% for the year, dropping -12.6% in the last four months alone. The most likely cause was a number of earnings disappointments within the group.

        For bond investors, issues of shorter maturity and lower quality generally performed better than other segments of the bond market. Mortgage-backed securities also generated attractive relative returns as rising interest rates reduced prepayment activity. Municipals, however, were strong compared to their taxable siblings as concern over a "flat-tax" system eased.

INTERNATIONAL EQUITY MARKETS

Returns for international equity investors were solid, as reflected in the 8.9% return of the Morgan Stanley Capital International-Europe, Australasia, Far East
(EAFE) Index. Performance in the European and Pacific Rim markets differed widely, however, with returns of 14.6% and 3.2% (measured in U.S. dollars), respectively. One reason for the disparity was the strength of the U.S. dollar versus the Japanese yen. The dollar gained 12.9% against the yen, a move that reduced the Japanese market's 13.5% increase in local terms to a mere 0.5% for dollar-based investors. The dollar was modestly stronger (3.8%) against the major European currencies.

        The strength of the European markets stemmed, at least in part, from governments' commitment to the Maastricht Treaty. The Treaty, which seeks to achieve a common European currency, requires that a nation's budget deficit not exceed 3% of its GDP. With the Maastricht deadlines approaching, governments are reaffirming their commitment to the Treaty by reducing spending. These actions have led to lower interest rates and strong gains for many stocks.

        In Asian markets, Hong Kong (23.2%) and Malaysia (17.3%) stood out for their gains. A number of the smaller markets (e.g., Singapore, Thailand) suffered from slower growth and reduced competitiveness as a result of the weakened Japanese yen. The Japanese market, despite the 13.5% gain (measured in yen), proved disappointing to many investors due to slow sustained growth despite government efforts to spur the economy.

REPORT FROM VANGUARD FIXED INCOME GROUP
MONEY MARKET PORTFOLIO AND HIGH-GRADE BOND PORTFOLIO

[PHOTO]

        The fiscal year ended September 30, 1996, will not be one for the record books. In contrast to 1994 and 1995--which were among the worst and best years, respectively, for bond returns in the post-World War II era--the year just ended should fall comfortably within the middle of the pack. An increase of about half a percentage point in intermediate- and long-term interest rates caused price declines that resulted in total returns marginally below the interest income generated by bonds. Money market interest rates fell somewhat, but remained well above inflation, providing a real return of about 2%.

        While Federal Reserve monetary policy is always an important factor in the behavior of interest rates, the Fed's stance--and the bond market's expectations of how it might change--figured more prominently than usual during fiscal 1996. In December 1995 and January 1996, the Federal Reserve eased monetary policy, causing a reduction in short-term interest rates. Typically, when changing monetary policy, the Fed adds or removes reserves from the banking system to exert some control over the cost of borrowing for businesses and consumers. The changes it made this time, however, were so slight (a combined total of 0.5% reduction in short-term rates) that they could be described as a "fine tuning" of real (after inflation) short-term rates in response to a favorable inflation outlook rather than an attempt to stimulate a substantial increase in growth. Market rates declined even more as participants anticipated further Fed easing, and long-term Treasury bond yields approached to within 0.2% of the lows reached in 1993.

        The bond market's complacency was broken by a series of monthly labor statistics showing outsized employment growth and declining unemployment. Data on housing demand and other statistics corroborated the job-growth indicators. By mid-summer, the consensus view was that the economy was in danger of overheating, with skilled workers in short supply and speculation about rising wage inflation. Expectations of monetary policy changes by the Fed swung 180 degrees, propelling an interest rate rebound of more than a percentage point from the late-winter lows. As the fiscal year drew to a close, however, the Fed continued to confound the markets by its inaction on monetary policy, sticking to Chairman Alan Greenspan's stated expectation that the economy would slow from its unsustainably fast pace of the first half of 1996. This caused a minor bond rally, retracing a portion of the earlier sell-off.

        Tremendous intellectual effort has been expended in forecasting the course of monetary policy this year, focusing ever more closely on the statistical minutia of each economic statistic and deriving the hidden mean

INVESTMENT PHILOSOPHY

MONEY MARKET PORTFOLIO

The adviser believes a portfolio can provide the highest level of current income consistent with capital preservation and liquidity by holding high-quality money market instruments issued by financial institutions, non-financial corporations and the U.S. Government.

HIGH-GRADE BOND PORTFOLIO

The adviser believes a portfolio can provide sustainable, high levels of current income by holding an extremely well-diversified group of U.S. Government, corporate, and mortgage-backed bonds that parallels the performance of the Lehman Brothers Aggregate Bond Index.

ings in every comment by Fed officials. Yet, time and again, the market has overcompensated, like a tightrope walker losing his balance. In the process, interest rates and bond prices have been quite volatile over short time periods, yet another reminder of the value of sticking with a long-term investment philosophy. We have kept the Portfolio's interest-rate sensitivity in the upper end of our neutral policy band, garnering some benefit from the upward slope of the yield curve while still maintaining a healthy liquidity cushion.

        In overseeing the Money Market Portfolio, we have steered clear (as usual) of interest-rate speculation, a particularly poor strategy in the fickle markets of the past year. While staying within the band of maturities we consider neutral, we have leaned toward the upper end so as to maximize yields while maintaining healthy liquidity. Also, no surprise to our longer-term shareholders, we have kept to our conservative policy on credit quality. As in other sectors of the bond market, interest-rate differentials between money market securities of high-credit-quality and low-credit-quality issuers are exceptionally narrow. In such an environment, there is almost no cost, in terms of foregone yield, to maintaining a very high quality portfolio. Add to this equation the low expenses charged to our shareholders, and the result is consistently competitive returns.

        The High-Grade Bond Portfolio is designed to closely replicate the performance of the Lehman Aggregate Bond Index. The Portfolio comprises primarily government (35% weighting), corporate (29%), and mortgage-backed (30%) securities. For the six months ended September 30, the Portfolio's return was 2.5%, compared to the Index's 2.4%; for the twelve months, the Portfolio's return was 4.8%, compared to the Index's 4.9%. When these figures are adjusted for expenses and transaction costs--neither of which affect the theoretical Index--the difference was in the Portfolio's favor: 0.2% for the six months and 0.3% for the fiscal year.

        We look forward to reporting to you on the progress of the Portfolios six months hence.

Kenneth E. Volpert, Principal
John W. Hollyer, Principal

October 21, 1996

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
HIGH YIELD BOND PORTFOLIO

        Over the course of fiscal 1996, long-term interest rates rose more than 40 basis points (0.40%) as the economy emerged from its mid-cycle slowdown a little sooner and stronger than expected. As a result, the prospect for lower short-term rates has been virtually eliminated; however, there are good reasons to think that we are in a period of stable monetary policy, as opposed to one of prolonged tightening. These reasons include moderate gains in consumer spending and a benign inflation outlook. We do not foresee any major upward or downward movement in long-term interest rates. At its meeting in late September, the Federal Reserve Board left interest rates unchanged, underscoring its view that the economy was not producing an unsettling amount of inflation.

        Although interest rates rose during fiscal 1996, the below-investment-grade market had a relatively strong year. The reason is that below-investment-grade bonds tend to outperform higher-quality bonds at times when investors are anticipating strong economic growth and interest rates are rising--both of which were the case over the fiscal year.

        High-yield bonds should continue to perform relatively well in the environment that we anticipate: moderate growth and low inflation, with interest rates not expected to decline or rise dramatically. The yield premium available in below-investment-grade corporate bonds has remained relatively small; investors seem to have all but forgotten about credit risk. We believe that this condition will persist as long as investors feel sure that liquidity will be maintained in the capital markets.

        We expect economic growth to be in the 2%-3% range during 1996 and 1997. As a result, we have emphasized economically sensitive issues, particularly paper and steel companies. We are also closely watching merger and acquisition activity. In the current market environment, high-yield bond investors have cheered the announcements of takeovers, especially when a stronger company is buying a smaller or weaker one for strategic reasons. In these cases, high-yield bond prices have improved on the news. We are wary, however, of companies that announce stock buy-back programs, since buy-backs tend to increase these companies' leverage and lower the prices of their bonds.

        We continue to conduct in-depth credit research on companies and to emphasize diversification in the Portfolio. It currently owns securities from more than 100 issuers--typically rated B or better--across a broad range of industries. We will continue to emphasize higher-quality issues of below-investment-grade bonds.

        This is the first opportunity we have had to write to the shareholders of the High Yield Bond Portfolio since it began operations on June 3, 1996. Since that time, it has returned 4.6%. We are gratified to have seen strong asset growth in your Portfolio and look forward to serving you in the months to come.

Earl E. McEvoy, Senior Vice President and
Portfolio Manager

October 10, 1996

INVESTMENT PHILOSOPHY

The adviser believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
BALANCED PORTFOLIO

        The Balanced Portfolio earned a return of 15.3% during the twelve months ended September 30, 1996. The environment for equity investments, which constituted 65% of the Portfolio at the end of September, remained favorable during this period, as the expansion of the U.S. economy continued at a moderate pace. The performance of fixed-income securities, which made up the other 35%, was less favorable, as interest rates, after declining late in 1995, trended upward in 1996. For the fiscal year, the equity portion provided a total return of 22.3% and the fixed-income securities, 3.9%.

        During the year, we moderately reduced our equity exposure in the financial and health-care sectors--two areas that served us well in 1995. We increased our holdings in the electric utility sector with companies such as Carolina Power & Light and Texas Utilities, which provide attractive yields and moderate growth potential. Even though the market continued its advance in 1996, we had no difficulty finding attractively valued investments in other sectors as well. New names in 1996 include Chrysler, Conrail, General Mills, and Phelps Dodge.

        We retain an above-average exposure in the financial and health-care sectors, as well as in the energy, basic materials, and transportation sectors. The energy sector improved in 1996, partially as a result of strong oil and gas prices. Metals, paper, and chemical companies experienced a weaker pricing environment, even though operating rates were at relatively high levels in many areas. These sectors of the equity portfolio, in our view, are well positioned to participate in continued growth in the economy, which we foresee.

        The fixed-income portion of the portfolio continues to emphasize high-quality securities with long-term maturities. Our corporate bond holdings are well diversified. Given our belief that inflation does not pose an immediate threat and that any Federal Reserve action in the next two quarters will be of modest proportion, we are content to maintain average maturity at approximately 17 years. We will shorten the maturity structure, however, if yields fall noticeably from current levels. We expect to retain our high-quality emphasis since the yield advantage offered by lower-quality corporate bonds is meager by historical standards.

        Looking forward, we believe that the Portfolio, with its emphasis on well-financed companies with good earnings and potential for dividend growth, combined with the income generation of the bonds, provides an attractive way to invest in today's markets.

Ernst H. von Metzsch, Senior Vice President and
Portfolio Manager

Paul D. Kaplan, Senior Vice President and
Portfolio Manager

October 10, 1996

INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed-income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the Portfolio, while long-term, high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

REPORT FROM NEWELL ASSOCIATES
EQUITY INCOME PORTFOLIO

        As the stock market powered its way into new high territory this past fiscal year, the Equity Income Portfolio outperformed the average equity income fund, but fell short of the Standard & Poor's 500 Composite Stock Price Index.

NOT THE SAME OLD INDEX

One aspect of the market's strength has received relatively little attention but is significant when considering the Portfolio's performance. The influence of traditional industrial, petroleum, and utilities companies has recently declined and been supplanted by newer, faster-growing consumer-product, health-care, and technology companies. These companies' rapidly rising market capitalizations have greatly expanded their influence on the performance of the overall market and the S&P 500 Index. In addition, Standard & Poor's recently added a significant number of faster-growing companies to the Index.

        During fiscal 1996, a great deal of the bull market's power has come from these companies, which usually pay low or no dividends. A key element of our Relative Yield Discipline is to produce a stock portfolio with a dividend yield above that of the general market. This approach has many benefits, including greater reliability of total return and reduced risk in declining markets, but it often excludes popular stocks with low or non-existent dividend yields. Electronic and computer-related stocks have long been excluded for this reason, largely accounting for the Portfolio's small lag in performance during the past year.

THE OTHER SIDE OF THE COIN

Not investing in popular stocks has its positive side. Many stocks that promise high returns ultimately prove to be not only low-yielding but also overvalued. In the end, they may provide high risk without high long-term returns. Our Relative Yield Discipline can reduce exposure to this danger by keeping seriously overvalued stocks out of the Portfolio.

        Nonetheless, relative yield does not preclude participation in growth opportunities. One of the Portfolio's largest industry positions recently has been health care. That group also was one of the best performers and a major reason the Portfolio nearly matched the performance of the S&P 500 Index during the past year. Most of the position was established at a time when fears about competition and government regulation gave us the opportunity to buy the stocks at high relative yields and depressed prices--a case where relative yield steered us into cheap growth stocks.

STILL THE SAME CONSERVATIVE PORTFOLIO

Most of our holdings are not in growth industries, but they are strong companies that, when purchased at favorable valuation levels, can make a significant contribution to our results. The Portfolio is firmly rooted in well-established companies with conservative valuations, above-market yields, and below-market volatility.

Roger D. Newell, Chairman                October 16, 1996

INVESTMENT PHILOSOPHY

The adviser believes that a portfolio made up of undervalued stocks, most of which offer high dividend yields compared to their past levels and to the overall market, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.

REPORT FROM LINCOLN CAPITAL MANAGEMENT COMPANY
GROWTH PORTFOLIO

In our report to you six months ago, we stated that participants in the Growth Portfolio had enjoyed a "barnburner" with a 14.1% return. It has happened again: in the succeeding six months, the Portfolio provided a 12.0% return. Again, the high absolute return constituted a good relative result that was 1% to 5% ahead of the three standards of performance (the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's/BARRA Growth Index, and the average growth fund). For the full fiscal year, the Portfolio's return was 27.8%--6% to 12% above the competition. It almost doesn't get any better than this--except for fiscal 1995's 32.0% return!

     The Portfolio's focus is primarily on large (with some medium-size) companies, many with more than half of their business in overseas markets. This exposure provides a continuing source of strong underlying growth in revenues and earnings. Among the winning industry segments were consumer, health care (especially pharmaceuticals), and technology. As many of these stellar companies performed well in the market, we shifted part of the Portfolio to companies with more moderate earnings progress or more diversified product lines.

     Sizable purchases during the year included Eastman Kodak, Unilever, Bristol-Myers Squibb, W.R. Grace, and Boeing. Important sales included General Electric, Wal-Mart, and Intel. As of this writing, our ten largest commitments represent about one-third of our portfolio. New to the list--but not to the Portfolio--are Cisco Systems, American Home Products, Procter & Gamble, Pfizer, and SmithKline Beecham.

     It would not surprise, nor disappoint, us if the stock market generated less exhilarating returns in the coming fiscal year. There is some justification for lower-than-usual cash dividend yields and higher-than-usual price/earnings ratios, though perhaps not to the extent we see today. A policy of dollar-cost averaging into the stock market generally and into this Portfolio specifically seems like a prudent, long-term accumulation policy.

Dave Fowler, Portfolio Manager
Parker Hall, Portfolio Manager

October 8, 1996

-------------------------------------------------------------------------------
COMPANY                                     BUSINESS
-------------------------------------------------------------------------------
  1. Coca-Cola                              #1 soft drinks
  2. Cisco Systems                          #1 provider of computer-related
                                               equipment
  3. Automatic Data                         #1 payroll service
     Processing*
  4. American Home                          #1 manufacturer of medications
     Products                                  and hospital supplies
  5. Procter & Gamble*                      #1 household-products company
  6. Hewlett-Packard                        #1 maker of electronic instruments/
     printers
  7. Johnson & Johnson*                     #1 health-care/consumer products
     company
  8. Pfizer                                 pharmaceutical company
  9. SmithKline Beecham                     pharmaceutical company
 10. PepsiCo*                               #1 snack food producer
-------------------------------------------------------------------------------

*In the top ten a year ago.

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality, established growth companies whose stocks sell at reasonable prices considering their expected earnings and compared to values in the broad stock market.

REPORT FROM GRANAHAN INVESTMENT MANAGEMENT, INC.
SMALL COMPANY GROWTH PORTFOLIO

This initial report to planholders in the Small Company Growth Portfolio covers the four months from the Portfolio's inception on June 3, 1996, to its fiscal year end on September 30, 1996. Many small-capitalization stocks had major pullbacks in the market correction that occurred after our inception date. Our decline of -1.6% reflects this downswing; however, our Portfolio had a stronger showing than our benchmark, the Russell 2000 Small Stock Index, which was down -4.4% for the same period.

PORTFOLIO STRUCTURE

Our Portfolio focuses on small companies with superior earnings growth prospects and can be viewed by industry sector or by company life cycle. The table on page 33 shows our breakdown by industry sector. Our company life-cycle categories include Core Growth (50%-75% of the Portfolio's assets), Special Situations (10%-25%), and Pioneers (10%-25%). Core Growth focuses on market leaders that, according to our research, offer good secular growth potential. Special Situation companies are those without a strong history of rising earnings but are changing internally (e.g., manufactured-housing stocks during the past several years). Our third category, the Pioneers, contains companies that are creating new markets and may not yet be showing profit growth (e.g., E*Trade, an internet stock trading company).

OUR HOLDINGS' PERFORMANCE

Our best-performing stocks for the period included Tuesday Morning (deep-discount retailing), Remedy (tracking software), Target Therapeutics (medical devices), Acres Gaming (gaming systems), and Encad (wide-format printers). On the negative side, Pinnacle Systems (video editing) is experiencing a product transition while its largest customer is restructuring. Although Orcad (PC electronic design software) and Red Brick (data warehousing software) continued to post strong earnings gains, their stock prices suffered setbacks that we believe to be temporary. Accordingly, we have added to our positions in these stocks.

LOOKING AHEAD

Our goal is to position the Portfolio in small companies with superior long-term prospects for earnings growth. The universe of companies from which we choose stocks for the Portfolio generated earnings growth of 30% in the past twelve months. We are anticipating something similar, though perhaps not as robust, in the coming year.

John J. Granahan, Portfolio Manager
Jane M. White, Assistant Portfolio Manager
Gary C. Hatton, Assistant Portfolio Manager

October 8, 1996

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of $100 million to $500 million) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the Portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.

REPORT FROM SCHRODER CAPITAL MANAGEMENT INTERNATIONAL
INTERNATIONAL PORTFOLIO

The International Portfolio earned a total return of 13.4% during fiscal 1996, exceeding the returns of both the Morgan Stanley Capital International-Europe, Australasia, Far East Index (8.9%) and the average international fund (9.4%).

        Very few of the larger countries where we invest are showing signs of excessive demand, the usual scourge of stock markets; in fact, the economies of most countries are still struggling to recover. Markets with the potential for improvement provide ideal backgrounds for equities. Ultimately, of course, companies must deliver the improvement in profits that this mood anticipates, and we have already begun to see this.

        There were no stunning market performances this fiscal year. The dollar was strong over the past twelve months, reducing the returns to U.S.-based investors from international markets. Emerging markets in general underperformed the developed markets.

        Approximately 50% of the International Portfolio was invested in Europe throughout the fiscal year, and this weighting delivered most of the increase in your share price. We benefited particularly from the strength of stocks in Switzerland, the Netherlands, and the United Kingdom. With the exception of the latter two countries, European business conditions have been rough. We have focused on companies where recent changes in management or corporate shape have created opportunities for exceptional increases in profitability. The proposed merger between Ciba-Geigy and Sandoz is a good example.

        As of September 30, nearly 30% of the Portfolio was invested in Japan, which was a disappointment again this year. The Japanese government aggressively pursued stimulatory fiscal and monetary policies over the fiscal year, and local banks have put the worst of the bad-debt crisis behind them. However, the private sector of the economy has been slow to respond, and the Japanese stock market has failed to follow through on its original enthusiasm of 15 months ago. We have focused our selection of stocks on companies sensitive to local, as opposed to export, business, and we believe that our patience will be rewarded.

        The third major region where the Portfolio is focused (16% of assets) is the faster-growing Asian markets. These are sensitive economies with trend growth rates that are among the highest in the world, and conditions can change rapidly. We have recently added to our exposure in these markets, taking advantage of the cheap stock prices now available.

        There is much to look forward to in the coming year, particularly in the Pacific Basin. We believe the time is approaching when the Pacific area will replace Europe as the region generating the best returns--the reason we have retained our exposure in Japan.

Richard Foulkes

October 11, 1996

INVESTMENT PHILOSOPHY

The adviser believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.

PERFORMANCE SUMMARY: MONEY MARKET PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

TOTAL INVESTMENT RETURNS: 5/2/91-9/30/96
-------------------------------------------
          MONEY MARKET PORTFOLIO    AVERAGE
                                      FUND*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
-------------------------------------------
1991      0.0%     2.3%     2.3%      2.3%
1992      0.0      4.1      4.1       3.8
1993      0.0      3.1      3.1       2.6
-------------------------------------------

-------------------------------------------
          MONEY MARKET PORTFOLIO    AVERAGE
                                      FUND*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
-------------------------------------------
1994      0.0%     3.6%     3.6%      3.1%
1995      0.0      5.8      5.8       5.3
1996      0.0      5.5      5.5       4.9
-------------------------------------------

*Average Money Market Fund.

See Financial Highlights table on page 43 for dividend information for the past five years.

[FIGURE 1]

---------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED SEPTEMBER 30, 1996
                        --------------------------------
                                                SINCE     FINAL VALUE OF A
                           1 YEAR    5 YEARS  INCEPTION  $10,000 INVESTMENT
---------------------------------------------------------------------------
MONEY MARKET PORTFOLIO      5.49%     4.41%     4.51%        $12,697
AVERAGE MONEY MARKET FUND   4.89      3.94      4.06          12,402
SALOMON 90-DAY T-BILL       5.33      4.37      4.38          12,610
---------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96

------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                             INCEPTION                            ------------------------
                               DATE       1 YEAR       5 YEARS    CAPITAL  INCOME  TOTAL
------------------------------------------------------------------------------------------
Money Market Portfolio        5/2/91       5.49%        4.41%      0.00%    4.51%   4.51%
------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY: HIGH-GRADE BOND PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 4/29/91-9/30/96
--------------------------------------------
         HIGH-GRADE BOND PORTFOLIO   LEHMAN*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------
1991      2.4%     3.1%     5.5%      6.2%
1992      4.2      7.3     11.5      12.6
1993      3.3      6.3      9.6      10.0
--------------------------------------------


--------------------------------------------
         HIGH-GRADE BOND PORTFOLIO   LEHMAN*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------
1994      -8.9%    5.6%    -3.3%     -3.2%
1995       6.6     7.2     13.8      14.1
1996      -1.7     6.5      4.8       4.9
--------------------------------------------

*Lehman Aggregate Bond Index.

See Financial Highlights table on page 44 for dividend and capital gains information for the past five years.

[FIGURE 2]

------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS
                            PERIODS ENDED SEPTEMBER 30, 1996
                            --------------------------------
                                                   SINCE     FINAL VALUE OF A
                              1 YEAR    5 YEARS  INCEPTION  $10,000 INVESTMENT
------------------------------------------------------------------------------
HIGH-GRADE BOND PORTFOLIO     4.80%     7.11%     7.59%        $14,870
AVERAGE INTERMEDIATE-TERM
  U.S. GOVERNMENT FUND        3.77      6.10      6.70          14,210
LEHMAN AGGREGATE BOND INDEX   4.90      7.47      8.07          15,229
------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96
-----------------------------------------------------------------------------------------
                                                                     SINCE INCEPTION
                             INCEPTION                            -----------------------
                               DATE       1 YEAR       5 YEARS    CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------
High-Grade Bond Portfolio     4/29/91      4.80%        7.11%      0.93%    6.66%   7.59%
-----------------------------------------------------------------------------------------

PERFORMANCE SUMMARY: HIGH YIELD BOND PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 6/3/96-9/30/96
--------------------------------------------
         HIGH YIELD BOND PORTFOLIO   LEHMAN*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------
1996      1.5%     3.1%     4.6%     3.7%
--------------------------------------------

*Lehman High Yield Bond Index.

See Financial Highlights table on page 44 for dividend and capital gains information since the Portfolio's inception.


SINCE INCEPTION TOTAL RETURNS: PERIOD ENDED 9/30/96
-----------------------------------------------------------------------------------------
                                                                     SINCE INCEPTION
                             INCEPTION                           ------------------------
                               DATE                               CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------
High Yield Bond Portfolio     6/3/96                               1.50%    3.06%   4.56%
-----------------------------------------------------------------------------------------

                                      17

PERFORMANCE SUMMARY: BALANCED PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 5/23/91-9/30/96
---------------------------------------------
            BALANCED PORTFOLIO      COMPOSITE
                                     INDEX*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
---------------------------------------------
1991      2.5%     0.0%     2.5%      2.8%
1992      5.7      4.6     10.3      12.3
1993      7.2      6.9     14.1      13.7
---------------------------------------------


---------------------------------------------
            BALANCED PORTFOLIO      COMPOSITE
                                     INDEX*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
---------------------------------------------
1994      -0.8%    3.5%     2.7%     -0.4%
1995      18.5     5.2     23.7      26.6
1996      11.1     4.2     15.3      14.3
---------------------------------------------

*65% S&P 500 Index, 35% Lehman Long-Term Corporate AA or Better Bond Index.

See Financial Highlights table on page 45 for dividend and capital gains information for the past five years.

[FIGURE 3]

------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS
                     PERIODS ENDED SEPTEMBER 30, 1996
                     --------------------------------
                                             SINCE     FINAL VALUE OF A
                        1 YEAR    5 YEARS  INCEPTION  $10,000 INVESTMENT
------------------------------------------------------------------------
BALANCED PORTFOLIO      15.26%    12.99%     12.59%       $18,874
AVERAGE BALANCED FUND   12.46     10.82      10.71         17,249
COMPOSITE INDEX*        14.25     12.96      12.63         18,912
------------------------------------------------------------------------

*65% S&P 500 Index, 35% Lehman Long-Term Corporate AA or Better Bond Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96
-----------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                             INCEPTION                            -----------------------
                               DATE       1 YEAR       5 YEARS    CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------
Balanced Portfolio            5/23/91     15.26%       12.99%      8.09%    4.50%  12.59%
-----------------------------------------------------------------------------------------

PERFORMANCE SUMMARY: EQUITY INDEX PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: 4/29/91-9/30/96
--------------------------------------------
          EQUITY INDEX PORTFOLIO     S&P 500
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------
1991      4.5%     0.0%     4.5%      5.4%
1992      8.3      2.4     10.7      11.1
1993      9.5      3.2     12.7      13.0
--------------------------------------------
--------------------------------------------
          EQUITY INDEX PORTFOLIO     S&P 500
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------
1994       1.6%    1.9%     3.5%      3.7%
1995      26.6     2.9     29.5      29.7
1996      17.8     2.4     20.2      20.3
--------------------------------------------

See Financial Highlights table on page 45 for dividend and capital gains information for the past five years.

[FIGURE 4]


----------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED SEPTEMBER 30, 1996
                                --------------------------------
                                                       SINCE     FINAL VALUE OF A
                                  1 YEAR    5 YEARS  INCEPTION  $10,000 INVESTMENT
----------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO            20.19%    15.00%     14.68%       $21,015
AVERAGE GROWTH & INCOME FUND      17.44     13.64      13.59         19,951
S&P 500 INDEX                     20.33     15.23      15.07         21,403
----------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96
-----------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                            INCEPTION                             -----------------------
                               DATE       1 YEAR       5 YEARS    CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------
Equity Index Portfolio        4/29/91     20.19%       15.00%     12.33%    2.35%  14.68%
-----------------------------------------------------------------------------------------

PERFORMANCE SUMMARY: EQUITY INCOME PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: 6/7/93-9/30/96
--------------------------------------------
          EQUITY INCOME PORTFOLIO    S&P 500
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------
1993       5.7%    1.1%     6.8%      3.4%
1994      -4.8     3.2     -1.6       3.7
--------------------------------------------


--------------------------------------------
          EQUITY INCOME PORTFOLIO    S&P 500
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------
1995      20.0%    5.7%    25.7%     29.7%
1996      14.8     4.3     19.1      20.3
--------------------------------------------

See Financial Highlights table on page 46 for dividend and capital gains information since the Portfolio's inception.

[FIGURE 5]

----------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURNS
                          PERIODS ENDED SEPTEMBER 30, 1996
                          --------------------------------
                                                            FINAL VALUE OF A
                              1 YEAR    SINCE INCEPTION   $10,000 INVESTMENT
----------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO       19.07%        14.63%            $15,722
AVERAGE EQUITY INCOME FUND    16.83         12.93              14,963
S&P 500 INDEX                 20.33         16.80              16,735
----------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96
-----------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                             INCEPTION                            -----------------------
                               DATE       1 YEAR                  CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------
Equity Income Portfolio       6/7/93      19.07%                  10.36%    4.27%  14.63%
-----------------------------------------------------------------------------------------

PERFORMANCE SUMMARY: GROWTH PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: 6/7/93-9/30/96
--------------------------------------------
             GROWTH PORTFOLIO        S&P 500
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------
1993      2.6%     0.0%     2.6%      3.4%
1994      5.2      0.7      5.9       3.7
--------------------------------------------
--------------------------------------------
             GROWTH PORTFOLIO        S&P 500
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------
1995      30.7%    1.3%    32.0%     29.7%
1996      26.4     1.4     27.8      20.3
--------------------------------------------

See Financial Highlights table on page 46 for dividend and capital gains information since the Portfolio's inception.

[FIGURE 6]


------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS
                     PERIODS ENDED SEPTEMBER 30, 1996
                     --------------------------------
                                                       FINAL VALUE OF A
                          1 YEAR    SINCE INCEPTION   $10,000 INVESTMENT
------------------------------------------------------------------------
GROWTH PORTFOLIO          27.79%        20.05%            $18,327
AVERAGE GROWTH FUND       15.89         14.76              15,784
S&P 500 INDEX             20.33         16.80              16,735
------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96
-----------------------------------------------------------------------------------------
                                                                     SINCE INCEPTION
                             INCEPTION                            -----------------------
                               DATE       1 YEAR                  CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------
Growth Portfolio              6/7/93      27.79%                  19.04%    1.01%  20.05%
-----------------------------------------------------------------------------------------

PERFORMANCE SUMMARY: SMALL COMPANY GROWTH PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 6/3/96-9/30/96
---------------------------------------------------
      SMALL COMPANY GROWTH PORTFOLIO   RUSSELL 2000
FISCAL   CAPITAL  INCOME    TOTAL          TOTAL
YEAR     RETURN   RETURN   RETURN          RETURN
---------------------------------------------------
1996      -1.6%    0.0%    -1.6%           -4.4%
---------------------------------------------------

See Financial Highlights table on page 47 for dividend and capital gains information since the Portfolio's inception.

SINCE INCEPTION TOTAL RETURNS: PERIOD ENDED 9/30/96
-------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                              INCEPTION                             ----------------------
                                 DATE                               CAPITAL  INCOME  TOTAL
-------------------------------------------------------------------------------------------
Small Company Growth Portfolio  6/3/96                              -1.60%    0.00%  -1.60%
-------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY: INTERNATIONAL PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 6/3/94-9/30/96
---------------------------------------------
          INTERNATIONAL PORTFOLIO   MSCI-EAFE
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
---------------------------------------------
1994       3.1%    0.0%     3.1%      0.1%
1995      10.6     0.6     11.2       6.1
---------------------------------------------

--------------------------------------------
          INTERNATIONAL PORTFOLIO  MSCI-EAFE
FISCAL   CAPITAL  INCOME    TOTAL    TOTAL
YEAR     RETURN   RETURN   RETURN   RETURN
--------------------------------------------
1996      11.8%    1.6%    13.4%     8.9%
--------------------------------------------

See Financial Highlights table on page 47 for dividend and capital gains information since the Portfolio's inception.

[FIGURE 7]

----------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURNS
                          PERIODS ENDED SEPTEMBER 30, 1996
                          --------------------------------
                                                           FINAL VALUE OF A
                              1 YEAR    SINCE INCEPTION   $10,000 INVESTMENT
----------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO       13.36%        11.93%            $12,998
AVERAGE INTERNATIONAL FUND     9.41          6.67              11,619
MSCI-EAFE INDEX                8.94          6.46              11,566
----------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96
-----------------------------------------------------------------------------------------
                                                                     SINCE INCEPTION
                            INCEPTION                            ------------------------
                               DATE       1 YEAR                  CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------
International Portfolio       6/3/94      13.36%                  10.97%    0.96%  11.93%
-----------------------------------------------------------------------------------------

PORTFOLIO PROFILE: MONEY MARKET PORTFOLIO

SEPTEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics. Key elements of this Profile are defined below and on page 25.

FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Issues                        103
7-Day Yield                            5.3%
Average Maturity                    47 days
Average Quality                         Aa1
Expense Ratio                         0.19%


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
A-1, P-1                               100%

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the bonds held by a portfolio.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years will decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a bond portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the credit ratings assigned to the portfolio's securities holdings by bond-rating agencies. Agencies assign credit ratings after an appraisal of a bond issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy bond issuers and A-1 or P-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

COUNTRY DIVERSIFICATION. The percentage of a global or international portfolio's common stocks invested in securities of various countries.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on bonds held by a portfolio.

DISTRIBUTION BY ISSUER. The percentage of a portfolio's bond holdings invested in bonds of various types of issuers.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a bond portfolio's share price will fluctuate in response to changes in interest rates.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. In 1995 the average expense ratio was 0.74% for money market mutual funds and 1.21% for other kinds of mutual funds.

FOREIGN HOLDINGS. The percentage of a portfolio's equity holdings invested in non-U.S. companies.

INVESTMENT FOCUS. Each grid indicates the focus of a portfolio in terms of two attributes. For equity portfolios, the attributes are market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend). For fixed-income portfolios, the attributes are average maturity (short, medium, or long) and average credit quality (high, medium, or low).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

PORTFOLIO ALLOCATION. A breakdown of a portfolio's allocation to various asset classes (stocks, bonds, or cash reserves) or to various geographic areas.

PRICE/BOOK RATIO. The share price of a stock / by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth. For a portfolio, the weighted average P/E of the stocks it holds.

RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar of shareholder's equity (net income for the year / shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TURNOVER RATE. Indicates trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the bonds in a portfolio were held to their maturity dates.

PORTFOLIO PROFILE: HIGH-GRADE BOND PORTFOLIO

SEPTEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on pages 24 and 25.

FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Issues                        498
30-Day Yield                           6.7%
Yield to Maturity                      6.8%
Average Coupon                         7.9%
Average Maturity                  8.7 years
Average Quality                         Aaa
Average Duration                  4.7 years
Expense Ratio                         0.25%
Cash Reserves                          1.2%

INVESTMENT FOCUS
-------------------------------------------
[FIGURE 8]

VOLATILITY MEASURES
-------------------------------------------
                     HIGH-GRADE     LEHMAN
                           BOND      INDEX*
-------------------------------------------
R-Squared                  1.00        1.00
Beta                       0.98        1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------
Aaa                                   73.6%
Aa                                     3.2
A                                     16.4
Baa                                    6.8
Ba                                     --
B                                      --
Not Rated                              --
-------------------------------------------
Total                                100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------
Under 1 Year                           1.0%
1-5 Years                             38.4
5-10 Years                            38.3
10-20 Years                            6.6
20-30 Years                           15.4
Over 30 Years                          0.3
-------------------------------------------
Total                                100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------
Treasury                              31.9%
Mortgage                              30.7
Finance                               10.8
Industrial                             8.7
Asset Backed                           6.3
Foreign                                4.7
Utilities                              3.6
Agency                                 3.3
-------------------------------------------
                                     100.0%

PORTFOLIO PROFILE: HIGH YIELD BOND PORTFOLIO

SEPTEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on pages 24 and 25.

FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Issues                        111
30-Day Yield                           9.6%
Yield to Maturity                      9.5%
Average Coupon                         9.9%
Average Maturity                  8.4 years
Average Quality                         Ba3
Average Duration                  4.3 years
Expense Ratio*                        0.32%
Cash Reserves                          4.9%


*Annualized.
INVESTMENT FOCUS
-------------------------------------------
[FIGURE 9]

VOLATILITY MEASURES
-------------------------------------------
                     HIGH YIELD     LEHMAN
                           BOND      INDEX*
-------------------------------------------
R-Squared                  0.56        1.00
Beta                       0.81        1.00


*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                    4.9%
Aa                                     --
A                                      --
Baa                                    --
Ba                                    25.9
B                                     69.2
Not Rated                              --
-----------------------------------------------
Total                                100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------
Under 1 Year                           4.9%
1-5 Years                              6.3
5-10 Years                            79.5
10-20 Years                            8.4
20-30 Years                            0.9
Over 30 Years                          --
-------------------------------------------
Total                                100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------
Industrial                            96.8%
Utilities                              2.6
Finance                                0.6
Mortgage                               --
Treasury                               --
Asset Backed                           --
Foreign                                --
Agency                                 --
-------------------------------------------
                                     100.0%

PORTFOLIO PROFILE: BALANCED PORTFOLIO

SEPTEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's equity and fixed-income characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on pages 24 and 25.

TOTAL FUND CHARACTERISTICS
--------------------------------------------
Turnover Rate                           36%
Expense Ratio                         0.31%
Cash Reserves                          2.1%

PORTFOLIO ALLOCATION
-------------------------------------------
STOCKS                                65.2%
BONDS                                 32.7%
CASH RESERVES                          2.1%

TOTAL FUND VOLATILITY MEASURES
--------------------------------------------
                         BALANCED   S&P 500
--------------------------------------------
R-Squared                    0.84      1.00
Beta                         0.79      1.00

TEN LARGEST HOLDINGS (% OF COMMON STOCK)
-------------------------------------------
General Electric Co.                   3.5%
Citicorp                               3.3
First Bank System, Inc.                3.0
Allstate Corp.                         3.0
Kimberly-Clark Corp.                   2.5
Northrop Grumman Corp.                 2.4
Dow Chemical Co.                       2.4
Xerox Corp.                            2.3
American Home Products Corp.           2.2
Union Pacific Corp.                    2.2
-------------------------------------------
Top Ten                               26.8%
Top Ten as % of Total Net Assets      17.2%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------------
                                             SEPTEMBER 30, 1995    SEPTEMBER 30, 1996
                                             ------------------------------------------
                                                  BALANCED       BALANCED       S&P 500
                                             ------------------------------------------
Basic Materials ...........................        19.6%           19.8%           6.4%
Capital Goods & Construction ..............         8.1             9.0            8.7
Consumer Cyclical .........................         8.7             9.3           13.0
Consumer Staples ..........................         0.8             2.2           12.5
Energy ....................................        13.0            12.7            9.2
Financial .................................        23.7            18.4           14.1
Health Care ...............................        13.7            12.1           10.6
Technology ................................         2.3             2.3           11.7
Transport & Services ......................         4.1             5.4            1.5
Utilities .................................         3.9             7.6           10.1
Miscellaneous .............................         2.1             1.2            2.2
---------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
-------------------------------------------
                         BALANCED   S&P 500
-------------------------------------------
Number of Stocks               89       500
Median Market Cap          $17.6B    $21.8B
Price/Earnings Ratio        15.0x     18.4x
Price/Book Ratio             2.4x      3.2x
Dividend Yield               2.8%      2.2%
Return on Equity            14.9%     19.6%
Earnings Growth Rate         7.0%     13.2%
Foreign Holdings             6.8%      3.7%

EQUITY INVESTMENT FOCUS
-------------------------------------------
[FIGURE 10]

FIXED-INCOME CHARACTERISTICS
-------------------------------------------
Number of Bonds                          88
Average Coupon                         7.3%
Average Maturity                 16.5 years
Average Quality                         Aa2
Average Duration                  8.0 years

FIXED-INCOME INVESTMENT FOCUS
-------------------------------------------
[FIGURE 11]

DISTRIBUTION BY ISSUER (% OF BONDS)
-------------------------------------------
Treasury/Agency                       29.0%
Industrial                            22.1
Utilities                             21.9
Banks/Finance                         18.8
Foreign                                6.4
Other                                  1.8
-------------------------------------------
Total                                100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------------
Aaa                                   40.1%
Aa                                    14.9
A                                     39.8
Baa                                    5.2
Ba                                     --
B                                      --
Not Rated                              --
-------------------------------------------
Total                                100.0%

PORTFOLIO PROFILE: EQUITY INDEX PORTFOLIO

SEPTEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on pages 24 and 25.

PORTFOLIO CHARACTERISTICS
--------------------------------------------
                     EQUITY INDEX   S&P 500
--------------------------------------------
Number of Stocks              500       500
Median Market Cap          $21.8B    $21.8B
Price/Earnings Ratio        18.4x     18.4x
Price/Book Ratio             3.2x      3.2x
Dividend Yield               1.8%      2.2%
Return on Equity            19.6%     19.6%
Earnings Growth Rate        13.2%     13.2%
Foreign Holdings             3.7%      3.7%
Turnover Rate                  2%        --
Expense Ratio               0.22%        --
Cash Reserves                  0%        --

INVESTMENT FOCUS
--------------------------------------------
[FIGURE 12]

VOLATILITY MEASURES
--------------------------------------------
                     EQUITY INDEX   S&P 500
--------------------------------------------
R-Squared                    1.00      1.00
Beta                         1.00      1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
General Electric Co.                   2.8%
The Coca-Cola Co.                      2.4
Exxon Corp.                            1.9
Merck & Co., Inc.                      1.6
AT&T Corp.                             1.6
Royal Dutch Petroleum Co. ADR          1.6
Microsoft Corp.                        1.5
Intel Corp.                            1.5
Philip Morris Cos., Inc.               1.4
Johnson & Johnson                      1.3
--------------------------------------------
Top Ten                               17.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------------
                                             SEPTEMBER 30, 1995    SEPTEMBER 30, 1996
                                             ------------------------------------------
                                                EQUITY INDEX     EQUITY INDEX   S&P 500
                                             ------------------------------------------
Basic Materials ...........................         7.0%             6.4%         6.4%
Capital Goods & Construction ..............         7.9              8.7          8.7
Consumer Cyclical .........................        13.8             13.0         13.0
Consumer Staples ..........................        12.1             12.5         12.5
Energy ....................................         9.2              9.2          9.2
Financial .................................        12.8             14.1         14.1
Health Care ...............................         9.7             10.6         10.6
Technology ................................        10.9             11.7         11.7
Transport & Services ......................         1.6              1.5          1.5
Utilities .................................        12.6             10.1         10.1
Miscellaneous .............................         2.4              2.2          2.2
---------------------------------------------------------------------------------------

PORTFOLIO PROFILE: EQUITY INCOME PORTFOLIO

SEPTEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on pages 24 and 25.

PORTFOLIO CHARACTERISTICS
-------------------------------------------
                    EQUITY INCOME   S&P 500
-------------------------------------------
Number of Stocks              103       500
Median Market Cap          $14.3B    $21.8B
Price/Earnings Ratio        15.9x     18.4x
Price/Book Ratio             2.5x      3.2x
Dividend Yield               3.2%      2.2%
Return on Equity            17.1%     19.6%
Earnings Growth Rate         3.9%     13.2%
Foreign Holdings             2.2%      3.7%
Turnover Rate                  8%        --
Expense Ratio               0.35%        --
Cash Reserves                1.3%        --

INVESTMENT FOCUS
------------------------------------------------
[FIGURE 13]

VOLATILITY MEASURES
-------------------------------------------
                    EQUITY INCOME   S&P 500
-------------------------------------------
R-Squared                    0.83      1.00
Beta                         0.86      1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------
Bristol-Myers Squibb Co.               3.3%
Eli Lilly & Co.                        3.1
American Home Products Corp.           2.9
Mobil Corp.                            2.6
Philip Morris Cos., Inc.               2.6
Exxon Corp.                            2.6
Chevron Corp.                          2.5
Texaco Inc.                            2.5
GTE Corp.                              2.2
Atlantic Richfield Co.                 2.1
------------------------------------------------
Top Ten                               26.4%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------------
                                             SEPTEMBER 30, 1995    SEPTEMBER 30, 1996
                                             ------------------------------------------
                                                EQUITY INCOME    EQUITY INCOME  S&P 500
                                             ------------------------------------------
Basic Materials ............................        5.4%             5.1%          6.4%
Capital Goods & Construction ...............        0.6              1.6           8.7
Consumer Cyclical  .........................        7.7              5.9          13.0
Consumer Staples ...........................        8.5              9.0          12.5
Energy .....................................       15.4             16.7           9.2
Financial ..................................       16.9             17.6          14.1
Health Care ................................       14.2             15.6          10.6
Technology .................................        0.0              0.5          11.7
Transport & Services .......................        0.0              0.4           1.5
Utilities ..................................       28.4             25.1          10.1
Miscellaneous ..............................        2.9              2.5           2.2
---------------------------------------------------------------------------------------

                                      31

PORTFOLIO PROFILE: GROWTH PORTFOLIO

SEPTEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on pages 24 and 25.

PORTFOLIO CHARACTERISTICS
--------------------------------------------
                           GROWTH   S&P 500
--------------------------------------------
Number of Stocks               58       500
Median Market Cap          $33.0B    $21.8B
Price/Earnings Ratio        24.9x     18.4x
Price/Book Ratio             5.2x      3.2x
Dividend Yield               1.3%      2.2%
Return on Equity            25.1%     19.6%
Earnings Growth Rate        17.5%     13.2%
Foreign Holdings             6.5%      3.7%
Turnover Rate                 42%        --
Expense Ratio               0.39%        --
Cash Reserves                6.1%        --

INVESTMENT FOCUS
--------------------------------------------
[FIGURE 14]


VOLATILITY MEASURES
--------------------------------------------
                           GROWTH   S&P 500
--------------------------------------------
R-Squared                    0.86      1.00
Beta                         0.93      1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
The Coca-Cola Co.                      4.0%
Cisco Systems, Inc.                    3.6
AT&T Corp.                             3.6
Automatic Data Processing, Inc.        3.5
American Home Products Corp.           3.3
Procter & Gamble Co.                   3.0
Hewlett-Packard Co.                    3.0
Johnson & Johnson                      2.9
W.R. Grace & Co.                       2.8
Pfizer, Inc.                           2.8
--------------------------------------------
Top Ten                               32.5%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------------
                                             SEPTEMBER 30, 1995    SEPTEMBER 30, 1996
                                             ------------------------------------------
                                                   GROWTH        GROWTH         S&P 500
                                             ------------------------------------------
Basic Materials ............................        1.7%           5.7%            6.4%
Capital Goods & Construction ...............        7.3            3.8             8.7
Consumer Cyclical  .........................       15.1           13.9            13.0
Consumer Staples ...........................       21.8           18.5            12.5
Energy .....................................        1.6            2.3             9.2
Financial ..................................        8.3            9.3            14.1
Health Care ................................       14.8           19.2            10.6
Technology .................................       22.0           22.4            11.7
Transport & Services .......................        0.0            0.0             1.5
Utilities ..................................        6.3            4.2            10.1
Miscellaneous ..............................        1.1            0.7             2.2
---------------------------------------------------------------------------------------

PORTFOLIO PROFILE: SMALL COMPANY GROWTH PORTFOLIO

SEPTEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on pages 24 and 25.

PORTFOLIO CHARACTERISTICS
-------------------------------------------
                    SMALL COMPANY   RUSSELL
                           GROWTH      2000
-------------------------------------------
Number of Stocks              128     2,000
Median Market Cap           $0.5B     $0.5B
Price/Earnings Ratio        22.9x     18.2x
Price/Book Ratio             3.2x      2.4x
Dividend Yield               0.7%      1.5%
Return on Equity            16.0%     12.0%
Earnings Growth Rate        17.8%     11.6%
Foreign Holdings             1.2%        --
Turnover Rate                 18%        --
Expense Ratio*              0.45%        --
Cash Reserves                7.4%        --

*Annualized.



INVESTMENT FOCUS
-------------------------------------------
[FIGURE 15]


VOLATILITY MEASURES
----------------------------------------------
                    SMALL COMPANY
                           GROWTH      S&P 500
----------------------------------------------
R-Squared                    0.50         1.00
Beta                         0.96         1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Target Therapeutics, Inc.              1.7%
Tuesday Morning, Inc.                  1.7
Remedy Corp.                           1.6
Arbor Software Corp.                   1.4
Arrow International, Inc.              1.4
Marcus Corp.                           1.3
Aspect Telecommunications              1.3
Mechanical Dynamics, Inc.              1.3
Advent Software, Inc.                  1.2
PRI Automation, Inc.                   1.2
--------------------------------------------
Top Ten                               14.1%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
------------------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 1996
                                                      ------------------------------------
                                                      SMALL COMPANY GROWTH    RUSSELL 2000
                                                      ------------------------------------
Basic Materials ............................                   1.1%              6.0%
Capital Goods & Construction ...............                  10.1               8.3
Consumer Cyclical  .........................                  15.4              17.0
Consumer Staples ...........................                   1.1               3.9
Energy .....................................                   1.7               4.2
Financial ..................................                   6.7              22.2
Health Care ................................                  13.4               9.7
Technology .................................                  41.9              17.7
Transport & Services .......................                   4.9               1.8
Utilities ..................................                   0.3               4.7
Miscellaneous ..............................                   3.4               4.5
---------------------------------------------------------------------------------------

PORTFOLIO PROFILE: INTERNATIONAL PORTFOLIO

SEPTEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on pages 24 and 25.

PORTFOLIO CHARACTERISTICS
-------------------------------------------
                   INTERNATIONAL  MSCI-EAFE
-------------------------------------------
Number of Stocks             149      1,102
Turnover Rate                19%         --
Expense Ratio              0.49%         --
Cash Reserves               1.6%         --


PORTFOLIO ALLOCATION
-------------------------------------------
EUROPE                                  52%
JAPAN                                   29%
PACIFIC (MINUS JAPAN)                   10%
EMERGING MARKETS                         8%
OTHER                                    1%


VOLATILITY MEASURES
-------------------------------------------
                   INTERNATIONAL  MSCI-EAFE
-------------------------------------------
R-Squared                   0.77       1.00
Beta                        0.80       1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------
Ciba-Geigy AG (Registered)             3.8%
Takeda Chemical Industries             2.6
Veba AG                                2.4
Internationale Nederlanden
  Groep NV                             2.4
British Petroleum PLC                  2.4
ABB AG (Bearer)                        2.3
Ito-Yokado Co. Ltd.                    2.2
Fuji Photo Film Co., Ltd.              2.2
Murata Manufacturing Co., Ltd.         1.9
Elf Aquitaine SA                       1.7
-------------------------------------------
Top Ten                               23.9%


COUNTRY DIVERSIFICATION (% OF COMMON STOCK)
-------------------------------------------
                   INTERNATIONAL  MSCI-EAFE
-------------------------------------------
Australia                   0.3%       2.9%
Belgium                      --        1.2
Brazil                      0.9         --
Canada                      2.3         --
Chile                       0.2         --
Denmark                     0.6        0.8
Finland                     0.3        0.6
France                      5.7        6.4
Germany                     7.7        7.2
Hong Kong                   5.4        3.3
Indonesia                   1.6         --
Italy                       0.4        2.7
Japan                      29.0       37.2
Korea                       1.0         --
Malaysia                    2.2        2.5
Netherlands                12.4        4.4
Philippines                 2.1         --
Singapore                   1.8        1.4
Spain                        --        1.9
Sweden                      2.7        2.3
Switzerland                 9.3        6.2
Thailand                    1.7         --
United Kingdom             12.4       17.4
Other                        --        1.6
-------------------------------------------
Total                     100.0%     100.0%

[PHOTO]

FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Variable Insurance Fund Portfolios, and the Report of Independent Accountants are included as an insert to this Report.

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are also shown separately. The International Portfolio's realized and unrealized gains (losses) on investment securities include the effect of foreign currency movements on security values. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

----------------------------------------------------------------------------------------
                                                PERIODS ENDED SEPTEMBER 30, 1996*
                                     ---------------------------------------------------
                                         MONEY    HIGH-GRADE   HIGH YIELD
                                        MARKET          BOND         BOND      BALANCED
                                     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                         (000)         (000)        (000)         (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                --            --           --      $  6,005
   Interest                            $13,378        $8,944         $443         7,385
                                      --------------------------------------------------
      Total Income                      13,378         8,944          443        13,390
                                      --------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                             29            16            3           310
      Performance Adjustment                --            --           --             1
   The Vanguard Group--Note C
      Management and Administrative        317           247            2           539
      Marketing and Distribution            67            22           --            49
   Custodian Fees                           25            33           --             5
   Auditing Fees                            10             9           --            10
   Shareholders' Reports                     9             9           --            17
   Annual Meeting and Proxy Costs            3             3           --             5
   Trustees' Fees and Expenses               1            --           --             1
                                      --------------------------------------------------
      Total Expenses                       461           339            5           937
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                   12,917         8,605          438        12,453
----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold               (1)         (160)          24        14,027
   Futures Contracts                        --            --           --            --
   Foreign Currencies and Forward
    Currency Contracts                      --            --           --            --
----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                    (1)         (160)          24        14,027
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)
   Investment Securities                    --        (2,543)         319        16,862
   Futures Contracts                        --            --           --            --
   Foreign Currencies and Forward
    Currency Contracts                      --            --           --            --
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)                             --        (2,543)         319        16,862
----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS           $12,916        $5,902         $781       $43,342
========================================================================================

*Results for the High Yield Bond Portfolio are for the period from June 3, 1996
 (commencement of operations), to September 30, 1996. Results for all other Portfolios are for the year ended September 30, 1996.


STATEMENT OF OPERATIONS (CONTINUED)
-----------------------------------------------------------------------------------------
                                                PERIODS ENDED SEPTEMBER 30, 1996*
                                     ----------------------------------------------------
                                                                                  SMALL
                                        EQUITY        EQUITY                    COMPANY
                                         INDEX        INCOME        GROWTH       GROWTH
                                     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                                         (000)         (000)         (000)        (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                          $  7,654      $  4,771      $  3,092        $  49
   Interest                                362            84           553          184
                                     ----------------------------------------------------
      Total Income                       8,016         4,855         3,645          233
                                     ----------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                             15           123           333           19
      Performance Adjustment                --            --            --           --
   The Vanguard Group--Note C
      Management and Administrative        635           239           440           32
      Marketing and Distribution            53            19            35           --
   Custodian Fees                            9            14            12            7
   Auditing Fees                            10             9             9           --
   Shareholders' Reports                    16             9            13           --
   Annual Meeting and Proxy Costs            5             3             4            1
   Trustees' Fees and Expenses               1            --             1           --
                                     ---------------------------------------------------
      Total Expenses                       744           416           847           59
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                    7,272         4,439         2,798          174
-----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold            1,436         1,805        11,233         (568)
   Futures Contracts                       566            --            --           --
   Foreign Currencies and Forward
   Currency Contracts                       --            --            --           --
-----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                 2,002         1,805        11,233         (568)
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                52,373        13,769        38,424          284
   Futures Contracts                       (28)           --            --           --
   Foreign Currencies and Forward
   Currency Contracts                       --            --            --           --
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                       52,345        13,769        38,424          284
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS           $61,619       $20,013       $52,455        $(110)
=========================================================================================

*Results for the Small Company Growth Portfolio are for the period from June 3, 1996 (commencement of operations), to September 30, 1996. Results for all other Portfolios are for the year ended September 30, 1996.

---------------------------------------------------------------------------------------
                                                                             YEAR ENDED
                                                                     SEPTEMBER 30, 1996
                                                                     ------------------
                                                                          INTERNATIONAL
                                                                              PORTFOLIO
                                                                                  (000)
---------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends(1)                                                                $  2,059
   Interest                                                                         364
                                                                      -----------------
      Total Income                                                                2,423
                                                                      -----------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                     162
      Performance Adjustment                                                         42
   The Vanguard Group--Note C
      Management and Administrative                                                 277
      Marketing and Distribution                                                     21
   Custodian Fees                                                                    93
   Auditing Fees                                                                      9
   Shareholders' Reports                                                              9
   Annual Meeting and Proxy Costs                                                     3
   Trustees' Fees and Expenses                                                       --
                                                                      -----------------
      Total Expenses                                                                616
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             1,807
---------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                                     2,093
   Futures Contracts                                                                 --
   Foreign Currencies and Forward Currency Contracts                              1,551
---------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                          3,644
---------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                          9,415
   Futures Contracts                                                                 --
   Foreign Currencies and Forward Currency Contracts                                434
---------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                  9,849
---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $15,300
=======================================================================================

(1)Dividends for the International Portfolio are net of foreign withholding taxes of $ 296,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Money Market, High-Grade Bond, and High Yield Bond Portfolios distribute their income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The other Portfolios' amounts of Distributions--Net Investment Income and all Portfolios' amounts of Distributions--Realized Capital Gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period differ- ent from the one in which the income was earned or the gains were realized on the Financial Statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------
                                                 MONEY MARKET                 HIGH-GRADE
                                                   PORTFOLIO                BOND PORTFOLIO
                                          ------------------------------------------------------
                                                         YEAR ENDED SEPTEMBER 30,
                                          ------------------------------------------------------
                                               1996          1995           1996           1995
                                              (000)         (000)          (000)          (000)
------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                  $  12,917     $  10,911      $   8,605      $   6,570
   Realized Net Gain (Loss)                      (1)           (1)          (160)           (13)
   Change in Unrealized Appreciation
    (Depreciation)                               --            --         (2,543)         6,687
                                          ------------------------------------------------------
      Net Increase (Decrease) in Net
       Assets Resulting from Operations      12,916        10,910          5,902         13,244
                                          ------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                    (12,917)      (10,911)        (8,605)        (6,570)
   Realized Net Gain                             --            --             --             --
                                          ------------------------------------------------------
      Total Distributions                   (12,917)      (10,911)        (8,605)        (6,570)
                                          ------------------------------------------------------
NET EQUALIZATION CREDITS--Note A                 --            --             --             --
                                          ------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                   349,178       287,895         37,846         54,758
   Issued in Lieu of Cash Distributions      12,917        10,877          8,605          6,548
   Redeemed                                (295,480)     (251,570)       (24,717)       (27,894)
                                          ------------------------------------------------------
      Net Increase from Capital
       Share Transactions                    66,615        47,202         21,734         33,412
------------------------------------------------------------------------------------------------
   Total Increase                            66,614        47,201         19,031         40,086
------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                      218,367       171,166        120,445         80,359
                                          ------------------------------------------------------
   End of Period                           $284,981      $218,367       $139,476       $120,445
================================================================================================
(1)Shares Issued and Redeemed
   Issued                                   349,178       287,895          3,612          5,444
   Issued in Lieu of Cash Distributions      12,917        10,877            829            647
   Redeemed                                (295,480)     (251,570)        (2,394)        (2,763)
                                          -----------------------------------------------------
      Net Increase in Shares
       Outstanding                           66,615        47,202          2,047          3,328
================================================================================================

------------------------------------------------------------------------------------------------
                                                  HIGH YIELD                   BALANCED
                                              BOND PORTFOLIO                  PORTFOLIO
                                            ---------------------       ------------------------
                                                                        YEAR ENDED SEPTEMBER 30,
                                                   JUN. 3* to            -----------------------
                                                SEP. 30, 1996                 1996         1995
                                                        (000)                (000)        (000)
------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                            $     438            $  12,453    $  10,361
   Realized Net Gain (Loss)                                24               14,027       (1,374)
   Change in Unrealized Appreciation
    (Depreciation)                                        319               16,862       44,095
                                                 -----------------------------------------------
      Net Increase (Decrease) in Net Assets

         Resulting from Operations                        781               43,342       53,082
                                                 -----------------------------------------------
DISTRIBUTIONS

   Net Investment Income                                 (438)             (10,994)     (10,052)
   Realized Net Gain                                       --                   --       (1,616)
                                                 -----------------------------------------------
      Total Distributions                                (438)             (10,994)     (11,668)
                                                 -----------------------------------------------
NET EQUALIZATION CREDITS--Note A                           --                   68            2
                                                 -----------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)

   Issued                                              21,643               41,663       45,578
   Issued in Lieu of Cash Distributions                   438               10,957       11,640
   Redeemed                                              (179)             (34,733)     (48,471)
                                                  ----------------------------------------------
      Net Increase from Capital Share Transactions     21,902               17,887        8,747
------------------------------------------------------------------------------------------------
   Total Increase                                      22,245               50,303       50,163
------------------------------------------------------------------------------------------------
Net Assets

   Beginning of Period                                     --              279,771      229,608
                                                  ----------------------------------------------
   End of Period                                      $22,245             $330,074     $279,771
================================================================================================

(1)Shares Issued and Redeemed

   Issued                                               2,166                2,993        3,877
   Issued in Lieu of Cash Distributions                    44                  803        1,015
   Redeemed                                               (18)              (2,490)      (4,180)
                                                  ----------------------------------------------
      Net Increase in Shares Outstanding                2,192                1,306          712
================================================================================================

*Commencement of operations.

STATEMENT OF CHANGES IN NET ASSESTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                                                               EQUITY INDEX                     EQUITY INCOME
                                                                 PORTFOLIO                        PORTFOLIO
                                                       ---------------------------        -------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------
                                                             1996           1995               1995           1996
                                                            (000)          (000)              (000)          (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $  7,272       $  5,521          $   4,439        $ 3,249
  Realized Net Gain (Loss)                                  2,002          2,179              1,805            499
  Change in Unrealized Appreciation (Depreciation)         52,345         50,710             13,769         14,100
                                                       ------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
             Resulting from Operations                     61,619         58,410             20,013         17,848
                                                       ------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                    (6,270)        (4,508)            (4,148)        (3,350)
  Realized Net Gain                                        (2,318)        (1,196)              (469)          (338)
                                                       ------------------------------------------------------------
   Total Distributions                                     (8,588)        (5,704)            (4,617)        (3,688)
                                                       ------------------------------------------------------------
NET EQUALIZATION CREDITS--Note A                               --             --                267             65
                                                       ------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                   95,701         69,694             44,342         24,993
  Issued in Lieu of Cash Distributions                      8,588          5,704              4,602          3,670
  Redeemed                                                (27,507)       (37,968)           (13,910)       (19,367)
                                                       ------------------------------------------------------------
   Net Increase from Capital Share Transactions            76,782         37,430             35,034          9,296
-------------------------------------------------------------------------------------------------------------------
  Total Increase                                          129,813         90,136             50,697         23,521
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                     276,082        185,946            91,492          67,971
                                                       ------------------------------------------------------------
  End of Period                                          $405,895       $276,082          $142,189         $91,492
===================================================================================================================
(1)Shares Issued and Redeemed
  Issued                                                    5,632          5,632             3,441           2,369
  Issued in Lieu of Cash Distributions                        543            447               367             359
  Redeemed                                                 (1,616)        (2,854)           (1,064)         (1,867)
                                                       ------------------------------------------------------------
   Net Increase in Shares Outstanding                       4,559          2,687             2,744             861
===================================================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                                GROWTH                           SMALL COMPANY
                                                              PORTFOLIO                         GROWTH PORTFOLIO
                                                    ------------------------------           ----------------------
                                                         YEAR ENDED SEPTEMBER 30,
                                                    ------------------------------                 JUN. 3* TO
                                                        1996                  1995              SEP. 30, 1996
                                                       (000)                 (000)                      (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
  Net Investment Income                              $  2,798             $  1,916                    $   174
  Realized Net Gain (Loss)                             11,233                3,088                       (568)
  Change in Unrealized Appreciation (Depreciation)     38,424               28,739                        284
                                                    ---------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        52,455               33,743                       (110)
                                                    ---------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                (1,877)                (862)                        --
  Realized Net Gain                                    (2,230)                  --                         --
                                                    ---------------------------------------------------------------
    Total Distributions                                (4,107)                (862)                        --
                                                    ---------------------------------------------------------------
NET EQUALIZATION CREDITS--NOTE A                           --                   --                         --
                                                    ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                               86,806               68,148                     46,109
  Issued in Lieu of Cash Distributions                  4,107                  862                         --
  Redeemed                                            (25,301)             (22,177)                    (1,820)
                                                    ---------------------------------------------------------------
    Net Increase from Capital Share Transactions       65,612               46,833                     44,289
-------------------------------------------------------------------------------------------------------------------
  Total Increase                                      113,960               79,714                     44,179
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                 161,642               81,928                         --
                                                    ---------------------------------------------------------------
  End of Period                                      $275,602             $161,642                    $44,179
===================================================================================================================
(1)Shares Issued and Redeemed
   Issued                                               5,521                5,637                      4,687
   Issued in Lieu of Cash Distributions                   293                   81                         --
   Redeemed                                            (1,603)              (1,846)                      (199)
                                                    ---------------------------------------------------------------
    Net Increase in Shares Outstanding                  4,211               3,872                       4,488
===================================================================================================================

*Commencement of operations.

STATEMENT OF CHANGES IN NET ASSETS (Continued)
----------------------------------------------------------------------------------------------------------
                                                                                     INTERNATIONAL
                                                                                       PORTFOLIO
                                                                              ----------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                              ----------------------------
                                                                                   1996              1995
                                                                                  (000)             (000)
----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                                       $  1,807         $   1,258
   Realized Net Gain (Loss)                                                       3,644               241
   Change in Unrealized Appreciation (Depreciation)                               9,849             6,769
                                                                                --------------------------
      Net Increase (Decrease) in Net Assets Resulting from Operations            15,300             8,268
                                                                                --------------------------
DISTRIBUTIONS
   Net Investment Income                                                         (1,281)             (397)
   Realized Net Gain                                                                 --                --
                                                                                --------------------------
     Total Distributions                                                         (1,281)             (397)
                                                                                ---------------------------
NET EQUALIZATION CREDITS--Note A                                                     --                --
                                                                                ---------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                        68,539            47,204
   Issued in Lieu of Cash Distributions                                           1,281               397
   Redeemed                                                                     (11,933)          (28,360)
                                                                                --------------------------
      Net Increase from Capital Share Transactions                               57,887            19,241
----------------------------------------------------------------------------------------------------------
   Total Increase                                                                71,906            27,112
----------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                           89,616            62,504
                                                                                --------------------------
   End of Period                                                               $161,522         $  89,616
==========================================================================================================
(1)Shares Issued and Redeemed
   Issued                                                                         5,699             4,526
   Issued in Lieu of Cash Distributions                                             115                38
   Redeemed                                                                        (990)           (2,766)
                                                                               ---------------------------
      Net Increase in Shares Outstanding                                          4,824             1,798
==========================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; and how much it costs to operate the Portfolio.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios do not show a turnover rate because securities with less than one year to maturity are excluded from the calculation of turnover rates. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996 for Portfolios that invest in equity securities. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.


 ---------------------------------------------------------------------------------------------------------------
                                                                             MONEY MARKET PORTFOLIO
                                                                             YEAR ENDED SEPTEMBER 30,
                                                                  ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                       1996     1995     1994     1993      1992
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $1.00    $1.00    $1.00    $1.00     $1.00
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                          .054     .056     .035     .030      .040
    Net Realized and Unrealized
        Gain (Loss) on Investments                                   --       --       --       --        --
                                                                   ---------------------------------------------
      Total from Investment Operations                             .054     .056     .035     .030      .040
                                                                   ---------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                          (.054)   (.056)   (.035)   (.030)    (.040)
    Distributions from Realized Capital Gains                        --       --       --       --        --
                                                                  ----------------------------------------------
      Total Distributions                                         (.054)   (.056)   (.035)   (.030)    (.040)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $1.00    $1.00    $1.00    $1.00     $1.00
================================================================================================================

TOTAL RETURN                                                       5.49%    5.77%    3.63%    3.05%     4.11%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                               $285     $218     $171     $114       $71
  Ratio of Total Expenses to Average Net Assets                    0.19%    0.23%    0.23%    0.29%     0.33%
  Ratio of Net Investment Income to Average Net Assets             5.36%    5.66%    3.66%    3.00%     3.90%
  Portfolio Turnover Rate                                           N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                    HIGH-GRADE BOND PORTFOLIO
                                                                     YEAR ENDED SEPTEMBER 30,
                                                            -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                1996      1995     1994      1993     1992
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $10.47   $  9.82   $10.94    $10.64   $10.24
                                                         ----------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                    .670      .663     .619      .636     .705
   Net Realized and Unrealized Gain (Loss) on Investments  (.180)     .650    (.966)     .349     .427
                                                         ----------------------------------------------
      Total from Investment Operations                      .490     1.313    (.347)     .985    1.132
                                                         ----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                    (.670)    (.663)   (.619)    (.636)   (.705)
   Distributions from Realized Capital Gains                  --        --    (.154)    (.049)   (.027)
      Total Distributions                                  (.670)    (.663)   (.773)    (.685)   (.732)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $10.29    $10.47   $ 9.82    $10.94   $10.64
=======================================================================================================

TOTAL RETURN                                               4.80%    13.83%   -3.31%     9.64%   11.47%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                       $139      $120      $80       $85      $52
   Ratio of Total Expenses to Average Net Assets           0.25%     0.29%    0.24%     0.29%    0.32%
   Ratio of Net Investment Income to Average Net Assets    6.43%     6.58%    5.98%     5.92%    6.66%
   Portfolio Turnover Rate                                   56%       29%      46%       73%      31%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                      HIGH YIELD BOND PORTFOLIO
                                                                     JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     SEP. 30, 1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.00
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                   .299
   Net Realized and Unrealized Gain (Loss) on Investments                  .150
                                                                        -------
      Total from Investment Operations                                     .449
                                                                        -------
DISTRIBUTIONS
   Dividends from Net Investment Income                                   (.299)
   Distributions from Realized Capital Gains                                 --
                                                                        -------
      Total Distributions                                                 (.299)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $10.15
===============================================================================

TOTAL RETURN                                                              4.56%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                     $22
   Ratio of Total Expenses to Average Net Assets                        0.32%**
   Ratio of Net Investment Income to Average Net Assets                 9.29%**
   Portfolio Turnover Rate                                                   8%
-------------------------------------------------------------------------------
 *Commencement of operations.
**Annualized.

---------------------------------------------------------------------------------------------------------
                                                                          BALANCED PORTFOLIO
                                                                        YEAR ENDED SEPTEMBER 30,
                                                           ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  1996      1995      1994     1993     1992
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $13.33    $11.33    $11.58   $10.83   $10.25
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                      .565       .51       .46      .50      .51
   Net Realized and Unrealized Gain (Loss) on Investments1    .420      2.07      (.16)     .97      .52
                                                           ----------------------------------------------
      Total from Investment Operations                       1.985      2.58       .30     1.47     1.03
                                                           ----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                      (.505)     (.50)     (.39)    (.69)    (.45)
   Distributions from Realized Capital Gains                    --      (.08)     (.16)    (.03)      --
      Total Distributions                                    (.505)     (.58)     (.55)    (.72)    (.45)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $14.81    $13.33    $11.33   $11.58   $10.83
=========================================================================================================

TOTAL RETURN                                                15.26%    23.65%     2.67%   14.10%   10.29%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                         $330      $280      $230     $191      $76
   Ratio of Total Expenses to Average Net Assets             0.31%     0.36%     0.34%    0.39%    0.42%
   Ratio of Net Investment Income to Average Net Assets      4.04%     4.25%     4.11%    4.45%    4.77%
   Portfolio Turnover Rate                                     36%       26%       42%      41%      15%
   Average Commission Rate Paid                             $.0221       N/A       N/A      N/A      N/A
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                        EQUITY INDEX PORTFOLIO
                                                                        YEAR ENDED SEPTEMBER 30,
                                                           ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  1996      1995     1994      1993     1992
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $15.69    $12.47   $12.37    $11.32   $10.45
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .34       .33      .31       .34      .26
   Net Realized and Unrealized Gain (Loss) on Investments     2.75      3.26      .12      1.07      .85
                                                           ----------------------------------------------
      Total from Investment Operations                        3.09      3.59      .43      1.41     1.11
                                                           ----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.33)     (.29)    (.23)     (.34)    (.24)
   Distributions from Realized Capital Gains                  (.13)     (.08)    (.10)     (.02)      --
                                                           ----------------------------------------------
      Total Distributions                                     (.46)     (.37)    (.33)     (.36)    (.24)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $18.32    $15.69   $12.47    $12.37   $11.32
=========================================================================================================

TOTAL RETURN                                                20.19%    29.51%    3.53%    12.68%   10.74%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                         $406      $276     $186      $165      $85
   Ratio of Total Expenses to Average Net Assets             0.22%     0.28%    0.24%     0.29%    0.32%
   Ratio of Net Investment Income to Average Net Assets      2.13%     2.53%    2.60%     2.63%    2.84%
   Portfolio Turnover Rate                                      2%        2%       7%       16%       1%
   Average Commission Rate Paid                             $.0203       N/A      N/A       N/A      N/A
---------------------------------------------------------------------------------------------------------

                                       45

FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------------------------------------------------------------------------
                                                                 EQUITY INCOME PORTFOLIO
                                                                 YEAR ENDED SEPTEMBER 30,
                                                           ------------------------------ JUN. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                1996     1995      1994 Sep. 30, 1993
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $12.00   $10.05    $10.57        $10.00
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .48      .46       .45           .14
   Net Realized and Unrealized Gain (Loss) on Investments     1.75     2.02      (.63)          .54
                                                           -----------------------------------------
      Total from Investment Operations                        2.23     2.48      (.18)          .68
                                                           -----------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.46)    (.48)     (.33)         (.11)
   Distributions from Realized Capital Gains                  (.06)    (.05)     (.01)           --
      Total Distributions                                     (.52)    (.53)     (.34)         (.11)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $13.71   $12.00    $10.05        $10.57
====================================================================================================

TOTAL RETURN                                                19.07%   25.69%    -1.64%         6.81%
====================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                       $142      $91       $68           $50
   Ratio of Total Expenses to Average Net Assets             0.35%    0.39%     0.34%       0.39%**
   Ratio of Net Investment Income to Average Net Assets      3.69%    4.28%     4.57%       4.30%**
   Portfolio Turnover Rate                                      8%      10%       18%            2%
   Average Commission Rate Paid                             $.0583      N/A       N/A           N/A
----------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.


--------------------------------------------------------------------------------------------------
                                                                   GROWTH PORTFOLIO
                                                            YEAR ENDED SEPTEMBER 30,
                                                        ---------------------------- Jun. 7* to
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              1996     1995      1994 Sep. 30, 1993
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $14.10   $10.79    $10.26        $10.00
--------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                     .18      .16       .14           .04
   Net Realized and Unrealized Gain (Loss) on Investments   3.65     3.26       .46           .22
                                                        ------------------------------------------
      Total from Investment Operations                      3.83     3.42       .60           .26
                                                        ------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                     (.16)    (.11)     (.07)           --
   Distributions from Realized Capital Gains                (.19)     --        --             --
      Total Distributions                                   (.35)    (.11)     (.07)           --
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $17.58   $14.10    $10.79        $10.26
==================================================================================================

TOTAL RETURN                                              27.79%   32.02%     5.87%         2.60%
==================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                     $276     $162       $82           $36
   Ratio of Total Expenses to Average Net Assets           0.39%    0.47%     0.38%       0.43%**
   Ratio of Net Investment Income to Average Net Assets    1.29%    1.64%     1.55%       1.63%**
   Portfolio Turnover Rate                                   42%      32%       34%           10%
   Average Commission Rate Paid                           $.0499      N/A       N/A           N/A
--------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               SMALL COMPANY GROWTH PORTFOLIO
                                                                                                                   JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                                   SEP. 30, 1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                   $10.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                                                                  .04
   Net Realized and Unrealized Gain (Loss) on Investments                                                                (.20)
                                                                                                                      --------
      Total from Investment Operations                                                                                   (.16)
                                                                                                                      --------
DISTRIBUTIONS
   Dividends from Net Investment Income                                                                                    --
   Distributions from Realized Capital Gains                                                                               --
                                                                                                                      --------
      Total Distributions                                                                                                  --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                        $  9.84
===============================================================================================================================

TOTAL RETURN                                                                                                           -1.60%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                                                                   $44
   Ratio of Total Expenses to Average Net Assets                                                                      0.45%**
   Ratio of Net Investment Income to Average Net Assets                                                               1.42%**
   Portfolio Turnover Rate                                                                                                18%
   Average Commission Rate Paid                                                                                        $.0600
--------------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 INTERNATIONAL PORTFOLIO
                                                                                           YEAR ENDED
                                                                                          SEPTEMBER 30,
                                                                                      ----------------------        JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                         1996            1995      SEP. 30, 1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $11.40          $10.31             $10.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                                .14             .16                .05
   Net Realized and Unrealized Gain (Loss) on Investments                              1.36             .99                .26
                                                                                    -------------------------------------------
      Total from Investment Operations                                                 1.50            1.15                .31
                                                                                    -------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                                (.16)           (.06)                --
   Distributions from Realized Capital Gains                                             --              --                 --
                                                                                    -------------------------------------------
      Total Distributions                                                              (.16)           (.06)                --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                       $12.74          $11.40             $10.31
===============================================================================================================================

TOTAL RETURN                                                                         13.36%          11.21%              3.10%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                                $162             $90                $63
   Ratio of Total Expenses to Average Net Assets                                      0.49%           0.54%            0.30%**
   Ratio of Net Investment Income to Average Net Assets                               1.42%           1.67%            1.91%**
   Portfolio Turnover Rate                                                              19%             27%                 0%
   Average Commission Rate Paid                                                      $.0403             N/A                N/A
-------------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Money Market, High-Grade Bond, High Yield Bond, Balanced, Equity Index, Equity Income, Growth, Small Company Growth, and International Portfolios.

    Certain investments of the Money Market, High-Grade Bond, High Yield Bond, and Balanced Portfolios are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The International Portfolio invests in securities of foreign issuers, which may subject the Portfolio to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Money Market Portfolio: investment securities are stated at amortized cost, which approximates market value. Other Portfolios: common stocks listed on U.S. exchanges are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

    Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

    3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Equity Index Portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Portfolio may purchase futures contracts to immediately put incoming cash into the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

    The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

    Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

    4. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    5. EQUALIZATION: The Balanced and Equity Income Portfolios follow the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by capital share transactions.

    6. REPURCHASE AGREEMENTS: The Money Market Portfolio may invest in repurchase agreements secured by U.S. Government obligations. The other Portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. Government securities.

    Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    7. DISTRIBUTIONS: Distributions of net investment income to shareholders of the Money Market, High-Grade Bond, and High Yield Bond Portfolios are declared daily and paid on the first business day of the following month. Distributions of net investment income to shareholders of the Balanced, Equity Index, Equity Income, Growth, Small Company Growth, and International Portfolios are recorded on the ex-dividend date. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

    8. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Money Market, High-Grade Bond, and Equity Index Portfolios on an at-cost basis.

    Under advisory contracts, investment advisory fee payments are calculated at an annual percentage rate of average net assets of the following Portfolios:

    ---------------------------------------------------------------------------------------
                                                                              CONTRACT
                                                                             EXPIRATION
    PORTFOLIO                INVESTMENT ADVISER                                 DATE
    ---------------------------------------------------------------------------------------
    High Yield Bond          Wellington Management Company, LLP             April 30, 1998
    Balanced                 Wellington Management Company, LLP             June 30, 1998
    Equity Income            Newell Associates                              May 31, 1997
    Growth                   Lincoln Capital Management Company             May 31, 1997
    Small Company Growth     Granahan Investment Management, Inc.           April 30, 1998
    International            Schroder Capital Management International      May 31, 1997
    ---------------------------------------------------------------------------------------

    The advisory fees of the High Yield Bond, Equity Income, Growth, and Small Company Growth Portfolios represented effective annual rates of 0.06%, 0.10%, 0.15%, and 0.15%, respectively, of average net assets for the periods ended September 30, 1996.

    The basic fee for the Balanced Portfolio is subject to quarterly adjustments based on performance relative to a combined index composed of the S&P 500 Stock Index and the Lehman Long-Term Corporate AA or Better Bond Index. For the year ended September 30, 1996, the in vestment advisory fee represented an effective annual basic rate of 0.10% of the Balanced Portfolio's average net assets before an increase of $1,000 based on performance.

        The basic fee for the International Portfolio is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International-Europe, Australasia, Far East Index. For the year ended September 30, 1996, the investment advisory fee represented an effective annual base rate of 0.13% of the International Portfolio's average net assets before an increase of $42,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At September 30, 1996, the Fund had contributed capital aggregating $168,000 to Vanguard (included in Other Assets), representing 0.8% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

D. During the period ended September 30, 1996, purchases and sales of investment securities other than temporary cash investments were:

-----------------------------------------------------------------------------------
                       U.S. GOVERNMENT SECURITIES       OTHER INVESTMENT SECURITIES
                                 (000)                            (000)
                      -------------------------------------------------------------
PORTFOLIO                PURCHASES       SALES           PURCHASES      SALES
-----------------------------------------------------------------------------------
High-Grade Bond            $79,313       $60,598         $ 24,182       $13,089
High Yield Bond                 --            --           21,792           988
Balanced                    45,250        49,788           85,677        60,173
Equity Index                    --            --           74,927         6,528
Equity Income                   --            --           43,691         9,728
Growth                          --            --          144,524        87,656
Small Company Growth            --            --           45,680         4,484
International                   --            --           84,522        23,305
-----------------------------------------------------------------------------------

        The Balanced and International Portfolios used capital loss carryforwards of $1,537,000 and $55,000, respectively, to offset taxable capital gains realized during the year ended September 30, 1996, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. At September 30, 1996, the following Portfolios had available realized capital losses to offset future taxable capital gains through the following fiscal year ends:

------------------------------------------------------------------------
                                        EXPIRATION
                                 FISCAL YEAR(S) ENDING            AMOUNT
PORTFOLIO                             SEPTEMBER 30,               (000)
------------------------------------------------------------------------
High-Grade Bond                       2003-2005                    $812
Small Company Growth                       2004                     568
------------------------------------------------------------------------

        During the year ended September 30, 1996, the International Portfolio realized net foreign currency losses of $22,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At September 30, 1996, net unrealized appreciation (depreciation) of investment securities for financial reporting and Federal income tax purposes was:

------------------------------------------------------------------------------------
                                                 (000)
                           ---------------------------------------------------------
                                                                 NET UNREALIZED
                             APPRECIATED        DEPRECIATED       APPRECIATION
PORTFOLIO                    SECURITIES         SECURITIES       (DEPRECIATION)
------------------------------------------------------------------------------------
High-Grade Bond              $  1,312           $(1,882)           $   (570)
High Yield Bond                   350               (31)                319
Balanced                       70,282            (3,905)             66,377
Equity Index                  122,016            (4,779)            117,237
Equity Income                  27,311            (2,148)             25,163
Growth                         71,873            (1,183)             70,690
Small Company Growth            2,666            (2,382)                284
International                  21,005            (3,807)             17,198
------------------------------------------------------------------------------------

        At September 30, 1996, the aggregate settlement value of open S&P 500 Index futures contracts expiring in December 1996 held by the Equity Index Portfolio, the unrealized appreciation on those contracts, and the market value of U.S. Treasury bills deposited as initial margin for those contracts were $10,717,000, $28,000, and $399,000, respectively. Unrealized appreciation on open futures contracts is required to be treated as realized gain for Federal income tax purposes.

        At September 30, 1996, the International Portfolio had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

----------------------------------------------------------------------------------
                                                    (000)
                           -------------------------------------------------------
                               CONTRACT AMOUNT
                           -----------------------
                             FOREIGN      U.S.      MARKET VALUE      UNREALIZED
CONTRACT SETTLEMENT DATE    CURRENCY     DOLLARS    IN U.S. DOLLARS  APPRECIATION
----------------------------------------------------------------------------------
Deliver:
12/16/96            CHF      11,500       $9,373        $9,251          $122
----------------------------------------------------------------------------------
CHF--Swiss Francs.

Net unrealized appreciation of $122,000 related to open forward currency contracts is required to be treated as realized gain for tax purposes.

        The International Portfolio had net unrealized foreign currency losses of $2,000 resulting from the translation of other assets and liabilities at September 30, 1996.

F. The market value of securities on loan to broker/dealers at September 30, 1996, and collateral received with respect to such loans were:

----------------------------------------------------------------------------------
                                                               (000)
                                              ------------------------------------
                                               MARKET VALUE                CASH
                                                OF LOANED               COLLATERAL
PORTFOLIO                                       SECURITIES               RECEIVED
----------------------------------------------------------------------------------
Balanced                                        $    162                $    168
Small Company Growth                               1,529                   1,595
International                                     15,295                  16,186
----------------------------------------------------------------------------------

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD VARIABLE INSURANCE FUND

This information for the fiscal year ended September 30, 1996, is included pursuant to provisions of the Internal Revenue Code.

        The Balanced, Equity Index, Equity Income, Growth, and International Portfolios designate $11,608,000, $1,652,000, $1,478,000, $8,246,000, and
$3,438,000, respectively, as capital gain dividends (from net long-term capital gains).

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
     and of each of the investment companies in The Vanguard Group; Director of Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
     Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
     Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
     Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
     American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
     University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
     NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
     Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
     Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
     Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.


[VANGUARD LOGO]

Please send your comments to us at: Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS
MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
  (CA, FL, NJ, NY, OH, PA)

VARIABLE ANNUITY
  Vanguard Variable Annuity Fund

Q640-9/96

[PHOTO]

[PHOTO]
VANGUARD VARIABLE INSURANCE FUND
FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

The Statement of Net Assets should be read in conjunction with the accompanying Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, U.S. Government and agency issues, corporate bonds, etc.), by industry sector, and, for international securities, by country. (The Equity Index Portfolio's securities are listed in descending market value order.) Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for Portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date; Portfolios that distribute net income to shareholders as a dividend each day usually have no Undistributed Net Income. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

CONTENTS
Money Market Portfolio  . . . . . . .    1
High-Grade Bond Portfolio   . . . . .    5
High Yield Bond Portfolio   . . . . .   10
Balanced Portfolio  . . . . . . . . .   13
Equity Index Portfolio  . . . . . . .   16
Equity Income Portfolio   . . . . . .   21
Growth Portfolio  . . . . . . . . . .   23
Small Company Growth Portfolio  . . .   24
International Portfolio   . . . . . .   26

---------------------------------------------------------------------------------------------------------
                                                                                           FACE   MARKET
                                                           INTEREST      MATURITY        AMOUNT   VALUE*
MONEY MARKET PORTFOLIO                                         RATE          DATE         (000)    (000)
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (9.8%)
---------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                                       5.277%       10/4/96 (1)   $ 5,000   $ 4,998
Federal Home Loan Bank                                       5.452%       12/6/96 (1)     5,000     4,999
Federal Home Loan Bank                                        5.84%       6/27/97         3,000     2,997
Federal Home Loan Mortgage Corp.                             5.485%       12/4/96         5,000     4,952
Federal National Mortgage Assn.                              5.359%      10/15/96 (1)     5,000     4,997
Federal National Mortgage Assn.                               5.37%       11/7/96 (1)     5,000     4,997
---------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (COST $27,940)                                                                                   27,940
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                           FACE   MARKET
                                                           INTEREST      MATURITY        AMOUNT   VALUE*
MONEY MARKET PORTFOLIO                                         RATE          DATE         (000)    (000)
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (56.7%)
---------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES (5.5%)
Banc One Corp.                                               5.353%      10/22/96       $2,000    $1,994
Bank of New York Co. Inc.                                    5.318%       10/2/96        4,000     3,999
BankAmerica Corp.                                            5.381%       11/7/96        2,000     1,989
J.P. Morgan & Co., Inc.                                      5.312%      10/15/96        3,600     3,593
Norwest Corp.                                                5.333%      10/10/96        4,000     3,995
                                                                                                  ------
                                                                                                  15,570
                                                                                                  ------
FINANCE-AUTO (2.5%)
Ford Motor Credit Corp.                                      5.465%      11/25/96        2,100     2,083
Toyota Motor Credit Corp.                                    5.349%      11/13/96        5,000     4,968
                                                                                                  ------
                                                                                                   7,051
                                                                                                  ------
FINANCE-OTHER (18.2%)
A.I. Credit Corp.                                            5.339%      10/22/96        3,000     2,991
American Express Credit Corp.                                5.341%      10/11/96        2,000     1,997
American Express Credit Corp.                                5.375%      10/21/96        3,455     3,445
Ameritech Capital Funding Corp.                              5.498%       1/24/97        3,000     2,948
Asset Securitization Cooperative Corp.                       5.341%      10/18/96        1,000       997
Asset Securitization Cooperative Corp.                       5.437%       11/5/96        2,000     1,989
Asset Securitization Cooperative Corp.                       5.449%      11/18/96        2,000     1,986
Associates Corp.                                             5.329%      10/24/96        3,000     2,990
Associates Corp.                                              5.39%       11/5/96        2,000     1,990
Ciesco LP                                                    5.325%      10/18/96        1,870     1,865
CIT Group Holdings Inc.                                      5.375%       10/7/96        2,000     1,998
Commercial Credit Co.                                        5.305%       10/7/96        3,000     2,997
Commercial Credit Co.                                        5.376%       10/2/96        2,000     2,000
Corporate Asset Funding Corp.                                5.349%      10/29/96        4,000     3,984
Delaware Funding                                             5.338%      10/21/96        2,000     1,994
Eiger Capital Corp.                                          5.349%      10/22/96        4,000     3,988
Eiger Capital Corp.                                           5.38%      10/16/96        4,000     3,991
General Electric Capital Corp.                               5.545%      10/28/96        2,000     1,992
General Electric Capital Corp.                               5.586%       2/14/97        4,000     3,917
General Electric Capital Corp.                               5.741%       3/10/97        2,000     1,951
                                                                                                  ------
                                                                                                  52,010
                                                                                                  ------
INDUSTRIAL (9.5%)
Bayer Corp.                                                   5.45%       10/2/96        2,000     2,000
Campbell Soup Co.                                            5.182%       10/4/96        2,000     1,999
Chevron Transport Corp.                                      5.412%       11/6/96        2,000     1,989
Chevron Transport Corp.                                      5.526%      10/16/96        2,000     1,996
Chevron U.K.                                                 5.306%       10/8/96        3,000     2,997
Chevron U.K.                                                 5.428%       12/3/96        2,000     1,981
Glaxo                                                        5.363%      11/14/96        2,000     1,987
Lucent Technologies                                          5.457%       11/8/96        3,000     2,983
Mobil Australia Finance Co.                                  5.369%       10/3/96        2,000     1,999
Raytheon Co.                                                 5.325%       10/2/96        4,282     4,281
Warner-Lambert Co.                                           5.372%       10/9/96        3,004     3,001
                                                                                                  ------
                                                                                                  27,213
                                                                                                  ------
INSURANCE (5.1%)
AIG Funding Inc.                                             5.348%      10/29/96        2,000     1,992
Prudential Funding Corp.                                     5.379%      10/31/96        5,000     4,978
SAFECO Credit Co., Inc.                                      5.499%      11/22/96        2,576     2,556
USAA Capital Corp.                                           5.483%        1/7/97        3,054     3,009
USAA Capital Corp.                                           5.549%       11/1/96        2,000     1,990
                                                                                                  ------
                                                                                                  14,525
                                                                                                  ------
UTILITY (0.8%)
Consolidated Natural Gas Corp.                               5.382%       10/9/96        2,315     2,312
                                                                                                  ------
FOREIGN BANKS (5.3%)
Abbey National                                               5.756%       3/10/97        2,000     1,950
ABN AMRO North America Finance Inc.                          5.378%      11/20/96        1,000       993
Bank of Nova Scotia                                          5.498%        1/3/97        3,000     2,957

---------------------------------------------------------------------------------------------------------
                                                                                           FACE   MARKET
                                                           INTEREST      MATURITY        AMOUNT   VALUE*
MONEY MARKET PORTFOLIO                                         RATE          DATE         (000)    (000)
---------------------------------------------------------------------------------------------------------
National Australia Funding                                   5.477%       11/4/96       $4,000  $  3,980
Toronto Dominion Holdings USA Inc.                           5.499%       10/7/96        3,000     2,997
UBS Finance (Delaware), Inc.                                  5.80%       10/1/96        2,209     2,209
                                                                                                  ------
                                                                                                  15,086
                                                                                                  ------
CANADIAN GOVERNMENT-NATIONAL AND PROVINCIAL (3.1%)
Canadian Wheat Board                                         5.352%      11/12/96        4,000     3,975
Province of British Columbia                                 5.493%      10/23/96        3,000     2,990
Province of British Columbia                                 5.497%        2/6/97        2,000     1,962
                                                                                                  ------
                                                                                                   8,927
                                                                                                  ------
OTHER FOREIGN GOVERNMENT (4.2%)
Caisse D'Amortissement de la Dette                           5.317%      10/21/96        3,000     2,991
Caisse D'Amortissement de la Dette                           5.391%       10/7/96        1,000       999
Caisse D'Amortissement de la Dette                           5.741%       2/28/97        1,000       977
Western Australia Treasury Corp.                             5.495%       11/1/96        4,000     3,981
Wool International                                           5.519%       10/8/96        3,000     2,997
                                                                                                  ------
                                                                                                  11,945
                                                                                                  ------
FOREIGN INDUSTRIAL (0.7%)
Reed Elsevier                                                5.348%      10/28/96        2,000     1,992
                                                                                                  ------

FOREIGN UTILITY (1.8%)
France Telecom                                               5.395%       10/8/96        5,168     5,163
                                                                                                  ------
---------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
  (COST $161,794)                                                                                161,794
---------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (17.9%)
---------------------------------------------------------------------------------------------------------
U.S. BANK (0.3%)
Morgan Guaranty                                               5.93%        6/6/97        1,000     1,000
                                                                                                  ------

YANKEE CERTIFICATE OF DEPOSIT-CANADIAN BRANCH (1.1%)
National Westminster Bank                                    5.474%       10/1/96        3,000     3,000
                                                                                                  ------

YANKEE CERTIFICATES OF DEPOSIT-U.S. BRANCHES (16.5%)
Bank of Montreal                                              5.37%      11/27/96        2,000     2,000
Bank of Nova Scotia                                           5.57%       10/8/96        2,000     2,000
Barclays Bank                                                 5.37%       10/7/96        2,000     2,000
Barclays Bank                                                 5.37%      10/18/96        2,000     2,000
Barclays Bank                                                 5.54%       1/27/97        3,000     3,000
Bayerische Landesbank                                         5.45%       10/8/96        7,000     7,000
Bayerische Vereinsbank                                        5.53%       1/23/97        2,000     2,000
Caisse Nationale de Credit Agricole                           5.50%      10/24/96        4,000     4,000
Caisse Nationale de Credit Agricole                           5.54%       11/1/96        2,000     2,000
Dresdner Bank                                                 5.51%       12/3/96        2,000     2,000
Landesbank Hessen-Thueringen                                  6.07%       6/11/97        2,000     2,000
Rabobank Nederlanden                                          5.46%       10/1/96        2,000     2,000
Rabobank Nederlanden                                          5.56%       1/14/97        3,000     3,000
Union Bank of Switzerland                                     5.38%      11/26/96        5,000     5,000
Westdeutsche Landesbank Girozentrale                          5.35%      10/28/96        3,000     3,000
Westdeutsche Landesbank Girozentrale                          5.36%       10/7/96        2,000     2,000
Westdeutsche Landesbank Girozentrale                          5.76%       1/15/97        2,000     2,001
                                                                                                  ------
                                                                                                  47,001
                                                                                                  ------
---------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
  (COST $51,001)                                                                                  51,001
---------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (14.4%)
---------------------------------------------------------------------------------------------------------
Abbey National                                                5.40%      11/29/96        2,000     2,000
ABN AMRO                                                      5.38%       10/1/96        2,000     2,000
Barclays Bank                                                 4.94%       2/10/97        2,000     1,994
Bayerische Landesbank                                         5.63%      12/16/96        2,000     2,001
Bayerische Vereinsbank                                        5.56%       2/10/97        2,000     1,999
Bayerische Vereinsbank                                        5.61%      10/10/96        2,000     2,000

---------------------------------------------------------------------------------------------------------
                                                                                          FACE    MARKET
                                                           INTEREST      MATURITY       AMOUNT    VALUE*
MONEY MARKET PORTFOLIO                                         RATE          DATE        (000)     (000)
---------------------------------------------------------------------------------------------------------
Deutsche Bank                                                 5.38%       11/7/96       $5,000  $  5,000
Deutsche Bank                                                 5.56%       1/21/97        3,000     3,000
Landesbank Hessen-Thueringen                                  5.47%       12/9/96        2,000     2,000
Lloyds Bank                                                   5.48%      11/20/96        3,000     3,000
National Westminster Bank                                     5.52%       12/4/96        2,000     2,000
National Westminster Bank                                     5.53%        1/6/97        2,000     2,000
Rabobank Nederlanden                                          5.45%      11/29/96        2,000     2,000
Swiss Bank                                                    5.53%       2/10/97        4,000     4,000
Swiss Bank                                                    5.58%      10/11/96        4,000     4,000
Toronto Dominion Bank                                         5.50%        1/3/97        2,000     2,000
---------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
  (COST $40,994)                                                                                  40,994
---------------------------------------------------------------------------------------------------------
BANKERS ACCEPTANCE (1.1%)
---------------------------------------------------------------------------------------------------------
Seafirst Bank
  (COST $2,993)                                              5.523%      10/15/96        3,000     2,993
---------------------------------------------------------------------------------------------------------
BANK NOTE (0.4%)
---------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co.
  (COST $999)                                                 5.25%       1/15/97        1,000       999
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (COST $285,721)                                                                                285,721
---------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
---------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                               2,625
Liabilities                                                                                       (3,365)
                                                                                                 -------
                                                                                                    (740)
---------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------
Applicable to 284,984,428 outstanding shares of beneficial interest
(unlimited authorization-no par value)                                                          $284,981
=========================================================================================================

NET ASSET VALUE PER SHARE                                                                          $1.00
=========================================================================================================

*See Note A in Notes to Financial Statements.
(1)--Floating Rate Note.

---------------------------------------------------------------------------------------------------------
AT SEPTEMBER 30, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------
                                                                                         AMOUNT      PER
                                                                                          (000)    SHARE
---------------------------------------------------------------------------------------------------------
Paid in Capital                                                                        $284,984    $1.00
Undistributed Net Investment Income                                                          --       --
Accumulated Net Realized Losses                                                             (3)       --
Unrealized Appreciation                                                                      --       --
---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $284,981    $1.00
=========================================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                          FACE    MARKET
                                                           INTEREST      MATURITY       AMOUNT    VALUE*
HIGH-GRADE BOND PORTFOLIO                                      RATE          DATE        (000)     (000)
---------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (31.6%)
---------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS (18.9%)
U.S. Treasury Bond                                           7.875%       2/15/21       $1,890    $2,064
U.S. Treasury Bond                                            8.00%      11/15/21          250       277
U.S. Treasury Bond                                           8.125%       8/15/19        1,650     1,845
U.S. Treasury Bond                                           8.125%       8/15/21        1,900     2,132
U.S. Treasury Bond                                            8.50%       2/15/20        1,870     2,173
U.S. Treasury Bond                                            8.75%       5/15/17        2,230     2,636
U.S. Treasury Bond                                            8.75%       5/15/20          525       625
U.S. Treasury Bond                                           8.875%       8/15/17        2,635     3,153
U.S. Treasury Bond                                           8.875%       2/15/19          660       793
U.S. Treasury Bond                                           9.125%       5/15/18        1,335     1,638
U.S. Treasury Bond                                          10.375%      11/15/09        2,095     2,555
U.S. Treasury Bond                                          10.375%      11/15/12        1,340     1,695
U.S. Treasury Bond                                           10.75%       8/15/05          875     1,108
U.S. Treasury Bond                                          11.625%      11/15/02        1,000     1,253
U.S. Treasury Bond                                           14.00%      11/15/11        1,565     2,377
                                                                                                  ------
                                                                                                  26,324
U.S. TREASURY NOTES (12.7%)                                                                       ------

U.S. Treasury Note                                            5.25%       7/31/98          275       271
U.S. Treasury Note                                           5.375%       5/31/98          550       544
U.S. Treasury Note                                            5.75%       8/15/03          300       286
U.S. Treasury Note                                            6.25%       4/30/01          825       819
U.S. Treasury Note                                            6.25%       2/15/03           45        45
U.S. Treasury Note                                            6.75%       5/31/99          400       405
U.S. Treasury Note                                            7.00%       4/15/99          225       229
U.S. Treasury Note                                           7.125%       2/29/00          350       358
U.S. Treasury Note                                            7.25%       2/15/98          450       457
U.S. Treasury Note                                            7.25%       8/15/04          120       124
U.S. Treasury Note                                            7.50%      10/31/99        1,300     1,342
U.S. Treasury Note                                            7.50%       2/15/05          275       289
U.S. Treasury Note                                            7.75%      11/30/99          615       640
U.S. Treasury Note                                            7.75%       2/15/01          100       105
U.S. Treasury Note                                           7.875%       4/15/98          900       924
U.S. Treasury Note                                           7.875%      11/15/04          225       242
U.S. Treasury Note                                            8.00%       8/15/99        4,115     4,297
U.S. Treasury Note                                            8.25%       7/15/98        2,150     2,228
U.S. Treasury Note                                            8.50%       2/15/00          475       506
U.S. Treasury Note                                            8.75%       8/15/00          925       998
U.S. Treasury Note                                           8.875%      11/15/98          250       263
U.S. Treasury Note                                            9.00%       5/15/98        1,300     1,359
U.S. Treasury Note                                           9.125%       5/15/99          925       988
                                                                                                  ------
                                                                                                  17,719
                                                                                                  ------
---------------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $43,922)                                                                                  44,043
---------------------------------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS (3.2%)
---------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                             6.785%        3/1/06          300       288
Federal Home Loan Mortgage Corp.                              7.09%        6/1/05          200       196
Federal National Mortgage Assn.                               4.95%       9/30/98          700       683
Federal National Mortgage Assn.                               5.30%       3/11/98          525       520
Federal National Mortgage Assn.                               5.35%       8/12/98          700       690
Federal National Mortgage Assn.                               5.80%      12/10/03          600       564
Federal National Mortgage Assn.                               6.25%       8/12/03          350       333
Federal National Mortgage Assn.                               7.00%       8/12/02          900       888
Federal National Mortgage Assn.                               7.55%       6/10/04          350       350
---------------------------------------------------------------------------------------------------------
TOTAL FEDERAL AGENCY OBLIGATIONS
  (COST $4,423)                                                                                    4,512
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                            FACE   MARKET
                                                         INTEREST            MATURITY     AMOUNT   VALUE*
HIGH-GRADE BOND PORTFOLIO                                    RATE                DATE      (000)    (000)
---------------------------------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (30.3%)
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT (30.0%)
Federal Home Loan Mortgage Corp.                            5.50%     12/1/98-11/1/08   $    230  $   222
Federal Home Loan Mortgage Corp.                            6.00%       7/1/98-1/1/24        976      933
Federal Home Loan Mortgage Corp.                            6.50%       4/1/98-5/1/26      3,240    3,114
Federal Home Loan Mortgage Corp.                            7.00%       1/1/98-6/1/26      3,611    3,532
Federal Home Loan Mortgage Corp.                            7.50%       4/1/98-8/1/26      2,844    2,835
Federal Home Loan Mortgage Corp.                            8.00%      10/1/09-9/1/25      1,286    1,306
Federal Home Loan Mortgage Corp.                            8.50%       5/1/06-9/1/25        661      681
Federal Home Loan Mortgage Corp.                            9.00%      11/1/05-6/1/22        536      561
Federal Home Loan Mortgage Corp.                            9.50%       1/1/25-2/1/25        258      275
Federal Home Loan Mortgage Corp.                           10.00%      3/1/17-11/1/19        137      148
Federal National Mortgage Assn.                             5.50%              3/1/01         81       79
Federal National Mortgage Assn.                             6.00%    11/15/98-10/1/25      1,633    1,550
Federal National Mortgage Assn.                             6.50%       3/1/00-4/1/26      3,210    3,070
Federal National Mortgage Assn.                             7.00%       5/1/00-7/1/26      4,381    4,267
Federal National Mortgage Assn.                             7.50%       4/1/99-9/1/26      3,329    3,310
Federal National Mortgage Assn.                             8.00%      2/1/00-12/1/25      1,968    1,994
Federal National Mortgage Assn.                             8.50%     10/1/04-1/15/25        741      763
Federal National Mortgage Assn.                             9.00%       3/1/20-4/1/25        573      600
Federal National Mortgage Assn.                             9.50%       6/1/01-2/1/25        424      453
Federal National Mortgage Assn.                            10.00%       8/1/20-8/1/21        163      177
Federal National Mortgage Assn.                            10.50%              8/1/20         46       50
Government National Mortgage Assn.                          6.00%     3/15/09-1/15/24        172      160
Government National Mortgage Assn.                          6.50%    10/15/08-5/15/26      1,265    1,193
Government National Mortgage Assn.                          7.00%    10/15/08-3/15/26      2,595    2,514
Government National Mortgage Assn.                          7.50%    5/15/08-12/15/25      2,404    2,385
Government National Mortgage Assn.                          8.00%    3/15/08-10/15/25      2,465    2,498
Government National Mortgage Assn.                          8.50%    7/15/09-4/15/25       1,106    1,144
Government National Mortgage Assn.                          9.00%     4/15/16-8/15/21      1,031    1,091
Government National Mortgage Assn.                          9.50%     4/15/17-2/15/25        464      500
Government National Mortgage Assn.                          10.00%    5/15/20-1/15/25        281      307
Government National Mortgage Assn.                          10.50%            5/15/19         29       32
Government National Mortgage Assn.                          11.00%           10/15/15         28       32
Government National Mortgage Assn.                          11.50%            2/15/13         77       88
                                                                                                   ------
                                                                                                   41,864
                                                                                                   ------
PRIVATE (0.3%)
Resolution Trust Corp.                                       7.75%        12/25/18           265      264
Resolution Trust Corp.                                      10.40%         8/25/21           148      154
                                                                                                   ------
                                                                                                      418
                                                                                                   ------
---------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE PASS-THROUGH SECURITIES
  (COST $42,673)                                                                                   42,282
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS (29.1%)
---------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (6.2%)
Chase Manhattan Credit Card Master Trust                    7.40%         5/15/00          300       302
Chase Manhattan Credit Card Master Trust                    8.75%         8/15/99           75        75
Discover Card Master Trust                                  5.40%        11/16/01        1,400     1,374
First Chicago Master Trust                                  6.25%         8/15/99          450       449
First Chicago Master Trust                                  8.40%         6/15/98          113       113
First Deposit Master Trust                                  5.75%         6/15/01        1,400     1,390
First Deposit Master Trust                                  6.05%         8/15/02        1,400     1,397
MBNA Credit Card Master Trust                               6.20%         8/15/99          450       449
MBNA Credit Card Master Trust                               7.75%        10/15/98          175       176
Sears Credit Card Account Master Trust                      5.90%        11/15/98           25        25
Sears Credit Card Account Master Trust                      8.10%         6/15/04        1,400     1,456
Standard Credit Card Master Trust                           .875%          1/7/00        1,400     1,437
                                                                                                  ------
                                                                                                   8,643
                                                                                                  ------
FINANCE (10.7%)
American General Finance                                    8.00%         2/15/00          900       933
Associates Corp.                                            6.25%         3/15/99          500       497

--------------------------------------------------------------------------------------------------------
                                                                                          FACE    MARKET
                                                           INTEREST      MATURITY       AMOUNT    VALUE*
                                                               RATE          DATE        (000)     (000)
--------------------------------------------------------------------------------------------------------
Associates Corp.                                              7.50%       4/15/02      $   600   $   615
BankAmerica Corp.                                            9.625%       2/13/01          500       551
BankAmerica Corp.                                            10.00%        2/1/03          200       229
Bear Stearns Cos.                                            6.625%       1/15/04          200       192
Bear Stearns Cos.                                            7.625%       4/15/00          250       256
Bear Stearns Cos.                                            9.125%       4/15/98          250       260
The Chase Manhattan Corp.                                    6.625%       1/15/98          250       251
CIT Group Holdings                                           6.625%       6/15/05          400       384
Citicorp                                                     10.15%       2/15/98          900       946
CoreStates Capital                                           9.375%       4/15/03          250       279
Countrywide Funding Corp. MTN                                 7.31%       8/28/00          600       608
Dean Witter Discover & Co.                                    6.00%        3/1/98        1,010     1,007
First Chicago Corp.                                          11.25%       2/20/01          300       348
First Interstate Bancorp                                     8.625%        4/1/99          500       524
General Motors Acceptance Corp.                               5.50%      12/15/01          750       700
Great Western Finance                                        6.375%        7/1/00          900       886
Household Finance Corp.                                       7.65%       5/15/07          400       408
Lehman Brothers Holdings                                      5.75%       2/15/98          500       495
Manufacturers Hanover Corp.                                   8.50%       2/15/99          500       521
Mellon Finance Corp.                                         7.625%      11/15/99          200       205
Morgan Stanley Group Inc.                                     9.25%        3/1/98          200       208
NationsBank Corp.                                             6.75%       8/15/00          500       500
NationsBank Corp.                                             7.75%       8/15/04          500       513
NCNB Corp.                                                    9.50%        6/1/04          150       169
PaineWebber Group Inc.                                        7.00%        3/1/00          450       449
Sears Roebuck Acceptance Corp.                                6.75%       9/15/05          150       145
Smith Barney Holdings Inc.                                    7.98%        3/1/00          700       725
Transamerica Financial Corp.                                 8.375%       2/15/98          325       332
Travelers/Aetna Property & Casualty Corp.                     7.75%       4/15/26          275       273
U S WEST Financial MTN                                        8.85%       9/20/99          500       528
                                                                                                  ------
                                                                                                  14,937
                                                                                                  ------
INDUSTRIAL (8.6%)
American Airlines Equipment Trust                             9.71%        1/2/07          196       218
American Brands Inc.                                         7.875%       1/15/23          100       100
Anheuser-Busch Co., Inc.                                     7.375%        7/1/23           75        72
Anheuser-Busch Co., Inc.                                     8.625%       12/1/16          150       157
Applied Materials                                             8.00%        9/1/04          100       103
Archer-Daniels-Midland Co.                                   8.875%       4/15/11          180       205
Auburn Hills                                                 12.00%        5/1/20          115       168
British Petroleum                                            8.875%       12/1/97          600       618
Burlington Northern                                          6.875%       2/15/16          300       272
Chrysler Corp.                                               10.40%        8/1/99          300       310
Conrail Corp.                                                 9.75%       6/15/20          100       122
CSX Corp.                                                    8.625%       5/15/22           50        55
Cyprus Minerals                                              6.625%      10/15/05          400       378
Deere & Co.                                                   8.50%        1/9/22          100       109
Delta Airlines Equipment Trust                                8.54%        1/2/07          212       221
Eastman Chemical Co.                                         6.375%       1/15/04          400       381
Eastman Chemical Co.                                          7.25%       1/15/24          100        95
Federal Express Co. MTN                                      10.00%        9/1/98          400       424
Ford Capital B.V.                                            9.875%       5/15/02          400       451
Ford Holdings Inc.                                            9.25%        3/1/00          300       322
Ford Motor Corp.                                              9.95%       2/15/32           65        82
General Motors Corp.                                         9.125%       7/15/01          400       434
W.R. Grace & Co.                                              7.40%        2/1/00          400       406
W.R. Grace & Co.                                              8.00%       8/15/04          100       104
International Paper Co.                                      7.625%       1/15/07          100       102
May Department Stores Co.                                     9.75%       2/15/21          100       120
McDonald's Corp.                                              6.75%       2/15/03          230       228
Mobil Corp.                                                  7.625%       2/23/33          200       195
Occidental Petroleum Corp. MTN                                8.50%       11/9/01          500       531

-----------------------------------------------------------------------------------------------------------
                                                                                          FACE    MARKET
                                                           INTEREST      MATURITY       AMOUNT    VALUE*
HIGH-GRADE BOND PORTFOLIO                                      RATE          DATE        (000)     (000)
-----------------------------------------------------------------------------------------------------------
J.C. Penney Co., Inc.                                        6.875%       6/15/99         $500   $   503
PepsiCo Inc.                                                 6.125%       1/15/98          200       199
Philip Morris Co., Inc.                                       8.25%      10/15/03          150       157
Phillips Petroleum Co.                                        9.00%        6/1/01          600       648
Quaker State Corp.                                           6.625%      10/15/05          175       166
Sears, Roebuck & Co.                                          9.25%       4/15/98          750       782
Tenneco Inc.                                                 9.875%        2/1/01          200       222
Tenneco Inc.                                                 10.00%        8/1/98          500       530
Tenneco Inc.                                                10.375%      11/15/00          500       562
Texaco Capital Corp.                                         8.875%        9/1/21          150       172
Union Carbide Corp.                                           6.75%        4/1/03          200       196
Union Carbide Corp.                                          7.875%        4/1/23          125       124
Union Oil of California                                      6.375%        2/1/04          200       188
Union Oil of California                                      9.125%       2/15/06          115       128
Union Oil of California                                       9.25%        2/1/03           80        88
Union Pacific Corp.                                          8.625%       5/15/22          175       186
Whirlpool Corp.                                               9.00%        3/1/03          150       164
                                                                                                  ------
                                                                                                  11,998
                                                                                                  ------
UTILITIES (3.6%)
Alabama Power Co.                                             8.75%       12/1/21          129       134
Arizona Public Service                                        8.00%        2/1/25          150       147
Baltimore Gas & Electric Co.                                 8.375%       8/15/01          500       530
Carolina Power & Light Co.                                   6.875%       8/15/23          175       157
Coastal Corp.                                                 7.75%      10/15/35          250       242
Enron Corp.                                                  7.125%       5/15/07          150       148
Enron Corp.                                                   9.65%       5/15/01          450       494
GTE Corp.                                                     7.83%        5/1/23          250       247
Houston Lighting & Power Co.                                  8.75%        3/1/22          100       105
MCI Communications Corp.                                      7.50%       8/20/04          250       255
MCI Communications Corp.                                      7.75%       3/23/25          250       245
Michigan Bell Telephone                                       7.50%       2/15/23          175       169
New York Telephone                                            7.00%       8/15/25          175       159
PaciPc Bell Telephone Co.                                     7.25%        7/1/02          225       229
Southern Bell Telephone Co.                                  7.625%       3/15/13          450       447
Southwestern Bell Telephone                                  7.625%       10/1/13          125       124
Southwestern Bell Telephone                                  7.625%        3/1/23          475       463
Texas Utilities Corp.                                        7.375%        8/1/01          250       253
Texas Utilities Corp.                                        7.875%        3/1/23          110       107
Texas Utilities Corp.                                         8.25%        4/1/04          100       105
Virginia Electric & Power Co.                                6.625%        4/1/03          200       195
                                                                                                  ------
                                                                                                   4,955
                                                                                                  ------
--------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $40,887)                                                                                  40,533
--------------------------------------------------------------------------------------------------------
FOREIGN & INTERNATIONAL AGENCY BONDS (Dollar Denominated) (4.6%)
--------------------------------------------------------------------------------------------------------
CANADA (1.4%)
Province of British Columbia                                  7.00%       1/15/03          170       171
Province of Manitoba                                          8.75%       5/15/01          500       538
Province of Manitoba                                          9.25%        4/1/20          120       143
Province of Manitoba                                          9.50%       10/1/00          130       142
Province of Ontario                                          7.375%       1/27/03          110       112
Province of Ontario                                           7.75%        6/4/02          200       209
Province of Saskatchewan                                     7.125%       3/15/08          200       198
Province of Saskatchewan                                      8.00%       7/15/04          400       419
                                                                                                  ------
                                                                                                   1,932
                                                                                                  ------
WORLD BANKS (0.4%)
European Investment Bank                                     8.875%        3/1/01          225       244
InterAmerican Development Bank                                8.50%       3/15/11          130       145
International Bank for Reconstruction and Development       12.375%      10/15/02          175       222
                                                                                                  ------
                                                                                                     611
                                                                                                  ------

--------------------------------------------------------------------------------------------------------
                                                                                          FACE    MARKET
                                                           INTEREST      MATURITY       AMOUNT    VALUE*
                                                               RATE          DATE        (000)     (000)
--------------------------------------------------------------------------------------------------------
OTHER (2.8%)
Grand Metropolitan Investments                                9.00%       8/15/11     $    150  $    174
Hanson Overseas                                              7.375%       1/15/03          400       406
Republic of Indonesia                                         7.75%        8/1/06          150       150
KFW International Finance                                    7.625%       2/15/04          300       310
KFW International Finance                                     8.85%       6/15/99          425       449
KFW International Finance                                    9.125%       5/15/01          200       219
National Westminster Bancorp Inc.                            9.375%      11/15/03          350       394
Noranda, Inc.                                                8.625%       7/15/02          370       394
Philips Electronics NV                                       8.375%       9/15/06          400       427
Republic of Portugal                                          5.75%       10/8/03          250       235
Kingdom of Thailand                                           8.25%       3/15/02          700       738
                                                                                                  ------
                                                                                                   3,896
                                                                                                  ------
--------------------------------------------------------------------------------------------------------
TOTAL FOREIGN & INTERNATIONAL AGENCY BONDS
  (COST $6,474)                                                                                    6,439
--------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.0%)
--------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
in a Pooled Cash Account
  (COST $1,419)                                               5.74%       10/1/96        1,419     1,419
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (COST $139,798)                                                                                139,228
--------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
---------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                               2,216
Liabilities                                                                                       (1,968)
                                                                                                  ------
                                                                                                     248
--------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------
Applicable to 13,554,654 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                       $139,476
========================================================================================================

NET ASSET VALUE PER SHARE                                                                         $10.29
========================================================================================================

*See Note A in Notes to Financial Statements.
MTN--Medium-Term Note.

--------------------------------------------------------------------------------------------------------
AT SEPTEMBER 30, 1996, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------
                                                                                         AMOUNT      PER
                                                                                         (000)     SHARE
---------------------------------------------------------------------------------------------------------
Paid in Capital                                                                      $ 140,856    $10.39
Undistributed Net Investment Income                                                         --        --
Accumulated Net Realized Losses--Note D                                                   (810)    (0.06)
Unrealized Depreciation of Investments--Note E                                            (570)    (0.04)
--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            $139,476    $10.29
========================================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                           FACE   MARKET
                                                           INTEREST      MATURITY        AMOUNT   VALUE*
HIGH YIELD BOND PORTFOLIO                                      RATE          DATE         (000)    (000)
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS (95.1%)
--------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES (22.0%)
American Standard Inc.                                       9.875%        6/1/01         $ 200   $  210
Bell & Howell Co.                                             9.25%       7/15/00           100      101
Collins & Aikman Products Co.                                11.50%       4/15/06           400      421
Coltec Industries, Inc.                                       9.75%        4/1/00           200      207
Dan River Inc.                                              10.125%      12/15/03           150      149
Day International Group Inc.                                11.125%        6/1/05           200      209
Dominion Textile (USA) Inc.                                   9.25%        4/1/06           200      199
Envirosource, Inc.                                            9.75%       6/15/03           200      190
Exide Corp.                                                  10.00%       4/15/05           200      205
Great Lakes Carbon Corp.                                     10.00%        1/1/06           100      105
Hayes Wheels International, Inc.                             11.00%       7/15/06           300      316
Howmet Corp.                                                 10.00%       12/1/03           125      134
Iron Mountain Inc.                                          10.125%       10/1/06           270      275
Koppers Industries, Inc.                                      8.50%        2/1/04           200      192
Lear Corp.                                                    9.50%       7/15/06           200      207
Mark IV Industries, Inc.                                      8.75%        4/1/03           100      102
Owens Illinois, Inc.                                         11.00%       12/1/03           300      328
Penda Industries                                             10.75%        3/1/04           100       97
Portola Packaging, Inc.                                      10.75%       10/1/05            50       53
Schuller International Group, Inc.                          10.875%      12/15/04           150      164
Specialty Equipment Cos., Inc.                              11.375%       12/1/03            50       54
Tultex Corp.                                                10.625%       3/15/05           125      131
UCAR Global Enterprises, Inc.                                12.00%       1/15/05           300      342
Walbro Corp.                                                 9.875%       7/15/05           300      306
Wolverine Tube, Inc.                                        10.125%        9/1/02           200      212
                                                                                                  ------
                                                                                                   4,909
                                                                                                  ------
CABLE (4.9%)
CableVision Systems Corp.                                     9.25%       11/1/05           150      145
Comcast Corp.                                                9.125%      10/15/06           400      398
Galaxy Telecom, LP                                          12.375%       10/1/05           100      107
Lenfest Communications, Inc.                                 8.375%       11/1/05           150      141
Rifkin Acquisition Partners, LLP                            11.125%       1/15/06           200      206
Tele-Communications, Inc.                                     9.25%       1/15/23           100       97
                                                                                                  ------
                                                                                                   1,094
                                                                                                  ------
CHEMICALS (8.5%)
Agricultural Minerals & Chemicals                            10.75%       9/30/03           250      265
Arcadian Partners, LP                                        10.75%        5/1/05           200      220
Borden Chemicals & Plastics, LP                               9.50%        5/1/05           100      100
Buckeye Cellulose Corp.                                       8.50%      12/15/05           150      146
General Chemical                                              9.25%       8/15/03           100       99
Harris Chemical North America, Inc.                          10.75%      10/15/03           300      304
Rexene Corp.                                                 11.75%       12/1/04           300      327
Sterling Chemicals, Inc.                                     11.75%       8/15/06           200      209
Viridian, Inc.                                               10.50%       3/31/14           200      221
                                                                                                  ------
                                                                                                   1,891
                                                                                                  ------
COMPUTERS & ELECTRONIC EQUIPMENT (1.2%)
Advanced Micro Devices, Inc.                                 11.00%        8/1/03           250      258
                                                                                                  ------

CONSUMER GOODS & SERVICES (2.7%)
American Safety Razor Co.                                    9.875%        8/1/05           150      153
Dr. Pepper Bottling Co.                                      10.25%       2/15/00           150      155
Westpoint Stevens, Inc.                                      9.375%      12/15/05           300      301
                                                                                                  ------
                                                                                                     609
                                                                                                  ------
ENERGY & RELATED GOODS & SERVICES (8.7%)
Falcon Drilling Co., Inc.                                    8.875%       3/15/03           200      196
Flores & Rucks, Inc.                                          9.75%       10/1/06           100      101
Maxus Energy Corp.                                           9.375%       11/1/03           100      100

--------------------------------------------------------------------------------------------------------
                                                                                           FACE   MARKET
                                                           INTEREST      MATURITY        AMOUNT   VALUE*
                                                               RATE          DATE         (000)    (000)
--------------------------------------------------------------------------------------------------------
J. Ray McDermott, S.A.                                       9.375%       7/15/06          $300   $  304
Mesa Operating Co.                                          10.625%        7/1/06           300      315
Noble Drilling Corp.                                          9.25%       10/1/03           150      155
Oryx Energy Co.                                              8.125%      10/15/05           200      197
Plains Resources, Inc.                                       10.25%       3/15/06           300      312
Seagull Energy Corp.                                         8.625%        8/1/05           250      248
                                                                                                  ------
                                                                                                   1,928
                                                                                                  ------
FINANCE (0.6%)
Contifinancial Corp.                                         8.375%       8/15/03           125      125
                                                                                                  ------

FOOD & LODGING (2.3%)
Foodbrands America, Inc.                                     10.75%       5/15/06           100      103
John Q. Hammons Hotel, LP                                    8.875%       2/15/04            50       48
PMI Acquisition Corp.                                        10.25%        9/1/03           300      306
Red Roof Inns, Inc.                                          9.625%      12/15/03            50       49
                                                                                                  ------
                                                                                                     506
                                                                                                  ------
GROCERY STORES (4.2%)
Bruno's                                                      10.50%        8/1/05           300      307
Dominick's Finer Foods, Inc.                                10.875%        5/1/05           100      108
Grand Union Co.                                              12.00%        9/1/04           300      303
Smith's Food & Drug Centers, Inc.                            11.25%       5/15/07           200      213
                                                                                                  ------
                                                                                                     931
                                                                                                  ------
HEALTH CARE (8.5%)
Abbey Healthcare Group, Inc.                                  9.50%       11/1/02           150      155
Beverly Enterprises Inc.                                      9.00%       2/15/06           200      194
Genesis Health Ventures Inc.                                  9.75%       6/15/05           200      206
Grancare Inc.                                                9.375%       9/15/05           200      210
Integrated Health Services, Inc.                             9.625%       5/31/02           200      204
OrNda Healthcorp                                            11.375%       8/15/04           260      290
Owens & Minor, Inc.                                         10.875%        6/1/06           200      209
Quorum Health Group, Inc.                                     8.75%       11/1/05           200      202
Tenet Healthcare Corp.                                      10.125%        3/1/05           200      217
                                                                                                  ------
                                                                                                   1,887
                                                                                                  ------
HOME BUILDING & REAL ESTATE (1.4%)
Continental Homes Holdings Corp.                             10.00%       4/15/06           100       99
Triangle Pacific Corp.                                       10.50%        8/1/03           150      156
Del Webb Corp.                                                9.00%       2/15/06            50       48
                                                                                                  ------
                                                                                                     303
                                                                                                  ------
MEDIA & COMMUNICATIONS (8.1%)
American Radio Systems Corp.                                  9.00%        2/1/06           200      194
Chancellor Broadcasting Co.                                  9.375%       10/1/04           200      198
Jacor Communications, Inc.                                  10.125%       6/15/06           100      103
MobileMedia Communications, Inc.                             9.375%       11/1/07           150      120
Muzak LP Capital Corp.                                       10.00%       10/1/03           210      211
Paging Network, Inc.                                        10.125%        8/1/07           200      203
Time Warner Inc.                                              7.48%       1/15/08           100       94
Viacom International Inc.                                     8.00%        7/7/06           300      280
Westinghouse Electric Corp.                                  8.375%       6/15/02            50       51
World Color Press                                            9.125%       3/15/03           200      198
Young Broadcasting, Inc.                                    10.125%       2/15/05           150      149
                                                                                                  ------
                                                                                                   1,801
                                                                                                  ------
METAL (9.8%)
AK Steel Holding Corp.                                       10.75%        4/1/04           250      273
Acme Metals Inc.                                             12.50%        8/1/02           250      265
Algoma Steel Inc.                                           12.375%       7/15/05           200      209
Armco Inc.                                                   9.375%       11/1/00           170      170
Bethlehem Steel Corp.                                       10.375%        9/1/03           100      105
GS Technologies Operating Co. Inc.                           12.25%       10/1/05           150      159
Kaiser Aluminum & Chemical Corp.                             9.875%       2/15/02           200      203
NS Group Inc.                                                13.50%       7/15/03           250      250

--------------------------------------------------------------------------------------------------------
                                                                                        FACE      MARKET
                                                           INTEREST      MATURITY     AMOUNT      VALUE*
HIGH YIELD BOND PORTFOLIO                                      RATE          DATE      (000)       (000)
--------------------------------------------------------------------------------------------------------
Northwestern Steel & Wire Co.                                 9.50%       6/15/01   $    200   $     193
Oregon Steel Mills, Inc.                                     11.00%       6/15/03        150         158
Ryerson Tull, Inc.                                           9.125%       7/15/06        200         201
                                                                                                  ------
                                                                                                   2,186
                                                                                                  ------
PAPER (9.7%)
Container Corp. of America                                    9.75%        4/1/03        200         203
Doman Industries, Ltd.                                        8.75%       3/15/04        200         186
Domtar Inc.                                                   8.75%        8/1/06        200         204
Fort Howard Corp.                                             9.00%        2/1/06        300         295
Quno Corp.                                                   9.125%       5/15/05        100         100
Repap New Brunswick, Inc.                                   10.625%       4/15/05        100         101
Riverwood International Corp.                               10.875%        4/1/08        150         148
SD Warren Co.                                                12.00%      12/15/04        250         269
Stone Consolidated Corp.                                     10.25%      12/12/00        200         212
Stone Container Corp.                                        9.875%        2/1/01        150         151
Tembec Finance Corp.                                         9.875%       9/30/05        300         290
                                                                                                  ------
                                                                                                   2,159
                                                                                                  ------
UTILITIES (2.5%)
Amerigas Partners, LP                                       10.125%       4/15/07        100         103
El Paso Electric Co.                                          8.90%        2/1/06        150         152
Long Island Lighting Co.                                      9.00%       11/1/22        100          94
Texas-New Mexico Power Co.                                   10.75%       9/15/03        200         210
                                                                                                  ------
                                                                                                     559
                                                                                                  ------
--------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $20,827)                                                                                  21,146
--------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.4%)
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
in a Pooled Cash Account
  (COST $755)                                                 5.74%       10/1/96        755         755
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%)
  (COST $21,582)                                                                                  21,901
--------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
--------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                 843
Liabilities                                                                                         (499)
                                                                                                   -----
                                                                                                     344
--------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------
Applicable to 2,191,887 outstanding shares of beneficial interest
(unlimited authorization--no par value)                                                          $22,245
========================================================================================================

NET ASSETS VALUE PER SHARE                                                                        $10.15
========================================================================================================

*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------
AT SEPTEMBER 30, 1996, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------
                                                                                      AMOUNT         PER
                                                                                       (000)       SHARE
--------------------------------------------------------------------------------------------------------
Paid in Capital                                                                      $21,902      $ 9.99
Undistributed Net Investment Income                                                       --          --
Accumulated Net Realized Gains                                                            24         .01
Unrealized Appreciation--Note E                                                          319         .15
--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $22,245      $10.15
========================================================================================================

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
BALANCED PORTFOLIO                                           SHARES         (000)
---------------------------------------------------------------------------------
COMMON STOCKS (64.1%)
---------------------------------------------------------------------------------
BASIC MATERIALS (12.7%)
  Aluminum Co. of America                                    57,000       $ 3,363
  British Steel PLC ADR                                      89,400         2,727
  Cabot Corp.                                                47,200         1,316
  Dow Chemical Co.                                           62,000         4,975
  E.I. du Pont de Nemours & Co.                              49,300         4,351
  International Paper Co.                                    53,000         2,252
  Kimberly-Clark Corp.                                       60,600         5,340
  Lubrizol Corp.                                             72,000         2,070
  Norsk Hydro AS ADR                                         21,900         1,029
  PPG Industries, Inc.                                       38,200         2,077
  Phelps Dodge Corp.                                         46,000         2,950
  Reynolds Metals Co.                                        31,700         1,621
  Temple-Inland Inc.                                         44,000         2,321
  Westvaco Corp.                                             74,300         2,201
  Willamette Industries, Inc.                                30,400         1,976
  Witco Chemical Corp.                                       38,000         1,249
                                                                           ------
                                                                           41,818
                                                                           ------
CAPITAL GOODS & CONSTRUCTION (5.8%)
  General Electric Co.                                       81,600         7,426
  Honeywell, Inc.                                            65,800         4,154
  Northrop Grumman Corp.                                     64,500         5,176
  United Technologies Corp.                                  18,800         2,258
                                                                           ------
                                                                           19,014
                                                                           ------
CONSUMER CYCLICAL (5.9%)
  Brunswick Corp.                                            56,000         1,344
  Chrysler Corp.                                             90,000         2,576
  Eastman Kodak Co.                                          20,100         1,578
  Ford Motor Co.                                            146,031         4,563
  General Motors Corp.                                       85,139         4,087
  May Department Stores Co.                                  33,800         1,643
  J.C. Penney Co., Inc.                                      36,000         1,948
  Sears, Roebuck & Co.                                       42,052         1,882
                                                                           ------
                                                                           19,621
                                                                           ------
CONSUMER STAPLES (1.4%)
  General Mills, Inc.                                        22,000         1,328
  Philip Morris Cos., Inc.                                   22,000         1,974
  SuperValu Inc.                                             51,900         1,427
                                                                           ------
                                                                            4,729
                                                                           ------
ENERGY (8.1%)
  Amerada Hess Corp.                                         32,000         1,692
  Amoco Corp.                                                35,400         2,496
  Ashland Inc.                                               23,400           930
  Atlantic Richfield Co.                                     10,000         1,275
  Chevron Corp.                                              42,600         2,668
  Exxon Corp.                                                43,300         3,605
  Kerr-McGee Corp.                                           20,500         1,248
  Mobil Corp.                                                 7,900           914
  Pennzoil Co.                                               10,700           566
  Phillips Petroleum Co.                                     28,800         1,231
  Repsol SA ADR                                              60,400         2,001
  Royal Dutch Petroleum Co. ADR                              13,700         2,139
  Texaco Inc.                                                27,000         2,484
  Total SA ADR                                               46,056         1,802
  Unocal Corp.                                               49,587         1,785
                                                                           ------
                                                                           26,836
                                                                           ------
FINANCIAL (11.8%)
  Allstate Corp.                                            127,064         6,258
  Banc One Corp.                                             58,971         2,418
  The Bank of New York Co., Inc.                             60,800         1,786
  BankAmerica Corp.                                          38,000         3,121
  Citicorp                                                   78,100         7,078
  CoreStates Financial Corp.                                 83,540         3,613
  First Bank System, Inc.                                    95,000         6,353
  First Union Corp.                                          51,876         3,463
  Jefferson-Pilot Corp.                                      31,500         1,630
  Wachovia Corp.                                             64,800         3,208
                                                                           ------
                                                                           38,928
                                                                           ------
HEALTH CARE (7.8%)
  Abbott Laboratories                                        65,600         3,231
  American Home Products Corp.                               74,000         4,717
  C.R. Bard, Inc.                                            54,000         1,681
  Baxter International, Inc.                                 67,100         3,137
  Bristol-Myers Squibb Co.                                   33,200         3,200
  Johnson & Johnson                                          76,000         3,895
  Pfizer, Inc.                                               34,000         2,690
  Rhone-Poulenc SA ADR                                       67,593         1,893
  Zeneca Group ADR                                           16,399         1,218
                                                                           ------
                                                                           25,662
                                                                           ------
TECHNOLOGY (1.5%)
  Xerox Corp.                                                90,000         4,826
                                                                           ------
TRANSPORT & SERVICES (3.5%)
  Canadian National Railway Co.                              54,000         1,107
  Canadian Pacific Ltd.                                     120,500         2,787
  Conrail, Inc.                                              22,000         1,592
  Norfolk Southern Corp.                                     15,400         1,407
  Union Pacific Corp.                                        63,800         4,673
                                                                           ------
                                                                           11,566
                                                                           ------
UTILITIES (4.9%)
  AT&T Corp.                                                 46,000         2,404
  Carolina Power & Light Co.                                 45,000         1,552
  CINergy Corp.                                              48,000         1,482
  Equitable Resources, Inc.                                  23,000           656
  NYNEX Corp.                                                15,600           679
  Pacific Gas & Electric Co.                                 66,000         1,435
  PacifiCorp                                                 72,000         1,485
  Pinnacle West Capital Corp.                                44,000         1,303
  SBC Communications Inc.                                    24,500         1,179
  Sonat, Inc.                                                22,000           974
  Texas Utilities Co.                                        56,200         2,227
  U S WEST Communications Group                              22,100           657
                                                                           ------
                                                                           16,033
                                                                           ------
MISCELLANEOUS (0.7%)
  Minnesota Mining &
    Manufacturing Co.                                        35,400         2,474
                                                                           ------
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $144,458)                                                         211,507
---------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.1%)
---------------------------------------------------------------------------------
  Alumax, Inc. $4.00                                          6,334           875
  Bethlehem Steel Corp. $3.50                                10,000           392
  Cyprus Amax Minerals Co. $4.00                             11,666           604
  Reynolds Metals Co. $3.31                                  14,100           649
  Sun Co., Inc. $1.80                                        44,000         1,056
---------------------------------------------------------------------------------

TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $3,517)                                                             3,576
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                             FACE          MARKET
                                                            AMOUNT         VALUE*
BALANCED PORTFOLIO                                           (000)          (000)
---------------------------------------------------------------------------------
CORPORATE BONDS (20.8%)
---------------------------------------------------------------------------------
ASSET-BACKED (0.3%)
American Express Credit Europe
  5.375%, 9/15/00                                          $  1,000        $  953
                                                                           ------
FINANCE (6.5%)
BankAmerica Corp.
  7.20%, 4/15/06                                              1,000           986
Banponce Corp.
  6.805%, 5/17/00                                             2,000         1,995
Chase Manhattan Corp.
  8.625%, 5/1/02                                              1,000         1,072
Citicorp
  7.625%, 5/1/05                                              1,000         1,017
Comerica, Inc.
  7.25%, 8/1/07                                               1,500         1,478
Dean Witter Discover & Co.
  6.75%, 10/15/13                                             1,000           904
First Chicago NBD Corp.
  7.125%, 5/15/07                                             1,500         1,469
First Union Corp.
  7.50%, 4/15/35                                              1,000         1,028
Ford Motor Credit Corp.
  6.25%, 12/8/05                                              1,000           927
General Motors Acceptance
  Corp. MTN
  8.50%, 1/1/03                                               1,000         1,065
John Hancock
  7.375%, 2/15/24                                             1,000           935
Lumbermans Mutual Casualty
  9.15%, 7/1/26                                               1,000         1,044
NationsBank Corp.
  7.80%, 9/15/16                                              1,000         1,003
Ohio National Life
  8.50%, 5/15/26                                              2,000         2,009
Republic New York Corp.
  7.75%, 5/15/09                                              1,000         1,028
Security Benefit Life
  8.75%, 5/15/16                                              1,500         1,532
Wachovia Corp.
  6.375%, 2/1/09                                              1,000           914
Wells Fargo & Co.
  6.125%, 11/1/03                                             1,000           930
                                                                           ------
                                                                           21,336
                                                                           ------
INDUSTRIAL (6.9%)
Abbott Laboratories
  6.80%, 5/15/05                                              1,000           980
Air Products & Chemicals, Inc.
  7.375%, 5/1/05                                              1,000         1,014
Boeing Co.
  8.75%, 8/15/21                                              1,000         1,135
Browning-Ferris Industries, Inc.
  6.375%, 1/15/08                                             1,000           927
Coca-Cola Enterprises, Inc.
  8.50%, 2/1/22                                               1,000         1,091
Exxon Capital Corp.
  6.00%, 7/1/05                                               1,000           933
Georgia-Pacific Corp.
  9.625%, 3/15/22                                             1,000         1,080
Eli Lilly & Co.
  7.125%, 6/1/25                                              1,000           954
Lockheed Martin Corp.
  7.65%, 5/1/16                                               1,000         1,004
McDonald's Corp.
  7.375%, 7/15/33                                             1,000           953
Petro-Canada
  7.875%, 6/15/26                                             1,000         1,011
Procter & Gamble Co. ESOP
  9.36%, 1/1/21                                               1,000         1,186
Sears, Roebuck & Co.
  9.375%, 11/1/11                                             1,000         1,167
TRW, Inc.
  9.375%, 4/15/21                                             1,000         1,166
Temple-Inland Inc.
  9.00%, 5/1/01                                               1,000         1,077
Union Pacific Corp.
  7.00%, 2/1/16                                               1,000           926
United Parcel Service
  8.375%, 4/1/20                                              2,000         2,204
United Technologies Corp.
  8.75%, 3/1/21                                               1,000         1,129
WMX Technologies Inc.
  6.375%, 12/1/03                                             1,000           961
Wal-Mart Stores, Inc.
  7.25%, 6/1/13                                               1,000           978
Zeneca Group
  7.00%, 11/15/23                                             1,000           925
                                                                           ------
                                                                           22,801
                                                                           ------
UTILITIES (7.1%)
AT&T Corp.
  7.75%, 3/1/07                                               1,000         1,039
Atlantic City Electric
  7.00%, 9/1/23                                               1,000           890
Baltimore Gas & Electric Co.
  5.50%, 4/15/04                                              1,000           908
BellSouth Telecommunications
  7.50%, 6/15/33                                              1,000           964
Carolina Power & Light Co.
  6.75%, 10/1/02                                              1,000           985
Central Power & Light
  6.625%, 7/1/05                                              1,000           960
Duke Power Co.
  7.00%, 7/1/33                                               1,000           901
Florida Power Corp.
  6.875%, 2/1/08                                              1,850         1,777
Florida Power & Light Co.
  7.00%, 9/1/25                                               2,000         1,796
GTE Southwest Inc.
  6.00%, 1/15/06                                              1,000           919
Illinois Bell Telephone Co.
  6.625%, 2/1/25                                              1,000           877
Indiana Bell Telephone Co.
  7.30%, 8/15/26                                              1,000           981
New Jersey Bell Telephone Co.
  8.00%, 6/1/22                                               1,000         1,049
New York Telephone Co.
  7.25%, 2/15/24                                              1,000           928
Pacific Bell Telephone Co.
  7.125%, 3/15/26                                             1,000           943
Pacific Gas & Electric Co.
  6.25%, 8/1/03                                               1,000           957
PacifiCorp
  6.625%, 6/1/07                                              1,000           948

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
---------------------------------------------------------------------------------
                                                               FACE        MARKET
                                                             AMOUNT        VALUE*
                                                              (000)         (000)
---------------------------------------------------------------------------------
Southern California Gas Co.
  5.75%, 11/15/03                                            $1,000    $      924
Texas Utilities Electric Co.
  7.875%, 4/1/24                                              1,000           969
Union Electric Co.
  7.375%, 12/15/04                                            1,000         1,014
U S WEST Communications Group
  6.875%, 9/15/33                                             1,000           874
Virginia Electric & Power Co.
  8.00%, 3/1/04                                               1,000         1,048
Wisconsin Electric Power Co.
  7.70%, 12/15/27                                             1,000           982
                                                                           ------
                                                                           23,633
                                                                           ------
---------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $69,745)                                                           68,723
---------------------------------------------------------------------------------
TAXABLE MUNICIPAL SECURITIES (0.3%)
Stanford Univ.
  7.65%, 6/15/26
  (COST $992)                                                 1,000         1,014
---------------------------------------------------------------------------------
FOREIGN BONDS (DOLLAR DENOMINATED)  (2.1%)
---------------------------------------------------------------------------------
ABN AMRO Holding NV
  7.25%, 5/31/05                                              1,000         1,001
Italy Global Bond
  6.875%, 9/27/23                                             1,000           910
Japanese Financial Corp.
  7.375%, 4/27/05                                             1,000         1,020
KFW International Finance
  7.20%, 3/15/14                                              2,000         1,977
Philips Electronics NV
  7.75%, 4/15/04                                              1,000         1,021
Toronto Dominion Bank
  6.45%, 1/15/09                                              1,000           929
---------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (COST $6,925)                                                             6,858
---------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (9.5%)
---------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (6.1%)
U.S. Treasury Bonds
  7.25%, 5/15/16                                              9,000         9,195
  7.50%, 11/15/16                                             6,000         6,284
U.S. Treasury Notes
  6.375%, 8/15/02                                             3,500         3,476
  6.50%, 8/15/05                                              1,000           987
                                                                           ------
                                                                           19,942
                                                                           ------
FEDERAL AGENCY OBLIGATION (0.3%)
Federal Home Loan Bank
  7.66%, 7/20/04                                              1,000         1,045
                                                                           ------
MORTGAGE PASS-THROUGH SECURITIES (3.1%)
  Federal Home Loan Mortgage Corp.
  6.50%, 8/1/25-4/1/26                                        8,952         8,421
Government National Mortgage Assn.
  6.50%, 3/15/26                                              1,999         1,870
                                                                           ------
                                                                           10,291
                                                                           ------
---------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $30,942)                                                 31,278
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.3%)
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  5.74%, 10/1/96
  (COST $4,560)                                               4,560    $    4,560
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.2%)
  (COST $261,139)                                                         327,516
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
---------------------------------------------------------------------------------
  Other Assets--Notes C and F                                               3,010
  Liabilities--Note F                                                        (452)
                                                                           ------
                                                                            2,558
---------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------
Applicable to 22,289,103 outstanding
  shares of beneficial interest
  (unlimited authorization--no par value)                              $  330,074
=================================================================================

NET ASSET VALUE PER SHARE                                                  $14.81
=================================================================================

*See Note A in Notes to Financial Statements.
ADR--American Depository Receipt.
MTN--Medium-Term Note.
--------------------------------------------------------------------------

---------------------------------------------------------------------------------
AT SEPTEMBER 30, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------
                                                             AMOUNT           PER
                                                              (000)         SHARE
---------------------------------------------------------------------------------
Paid in Capital                                            $246,843        $11.08
Undistributed Net
  Investment Income                                           4,306           .19
Accumulated Net
  Realized Gains                                             12,548           .56
Unrealized Appreciation
  of Investments--Note E                                     66,377          2.98
---------------------------------------------------------------------------------
NET ASSETS                                                 $330,074        $14.81
=================================================================================

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
---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
EQUITY INDEX PORTFOLIO                                       SHARES         (000)
---------------------------------------------------------------------------------
COMMON STOCKS (97.4%)(1)
---------------------------------------------------------------------------------
   General Electric Co.                                     125,768      $ 11,445
   The Coca-Cola Co.                                        190,362         9,685
   Exxon Corp.                                               94,715         7,885
   Merck & Co., Inc.                                         92,828         6,533
   AT&T Corp.                                               122,564         6,404
   Royal Dutch Petroleum Co. ADR                             40,895         6,385
-  Microsoft Corp.                                           45,475         5,991
   Intel Corp.                                               62,414         5,953
   Philip Morris Cos., Inc.                                  62,423         5,602
   Johnson & Johnson                                        101,554         5,205
   Procter & Gamble Co.                                      52,122         5,082
   International Business
       Machines Corp.                                        40,216         5,007
   Wal-Mart Stores, Inc.                                    174,242         4,596
   Pfizer, Inc.                                              48,868         3,867
   Hewlett-Packard Co.                                       77,748         3,790
   E.I. du Pont de Nemours & Co.                             42,620         3,761
   Bristol-Myers Squibb Co.                                  38,375         3,698
   American International Group, Inc.                        36,090         3,636
   Mobil Corp.                                               29,849         3,455
   PepsiCo, Inc.                                            119,104         3,365
   Citicorp                                                  36,916         3,345
   The Walt Disney Co.                                       51,410         3,258
   Chevron Corp.                                             49,630         3,108
   American Home Products Corp.                              48,350         3,082
 - Cisco Systems, Inc.                                       49,226         3,052
   Abbott Laboratories                                       59,728         2,942
   Federal National Mortgage Assn.                           82,996         2,894
   GTE Corp.                                                 73,935         2,847
   Ford Motor Co.                                            89,658         2,802
   BellSouth Corp.                                           75,504         2,794
   General Motors Corp.                                      57,182         2,745
   Eli Lilly & Co.                                           41,702         2,690
   Chase Manhattan Corp.                                     33,187         2,659
   Amoco Corp.                                               37,597         2,650
   McDonald's Corp.                                          53,393         2,529
   The Boeing Co.                                            26,348         2,490
   Gillette Co.                                              33,878         2,443
   Motorola, Inc.                                            45,156         2,331
   BankAmerica Corp.                                         27,513         2,259
   SBC Communications Inc.                                   46,265         2,226
   Minnesota Mining &
       Manufacturing Co.                                     31,809         2,223
   Ameritech Corp.                                           41,636         2,191
 - Oracle Corp.                                              49,503         2,104
   Home Depot, Inc.                                          36,330         2,066
   Eastman Kodak Co.                                         25,706         2,018
   Bell Atlantic Corp.                                       33,069         1,980
   NationsBank Corp.                                         22,202         1,929
   Columbia/HCA Healthcare Corp.                             33,805         1,923
   Unilever NV ADR                                           12,164         1,917
   Kimberly-Clark Corp.                                      21,294         1,876
   Wells Fargo & Co.                                          7,177         1,866
   Texaco Inc.                                               20,100         1,849
   Travelers Group Inc.                                      36,298         1,783
   Schering-Plough Corp.                                     28,072         1,726
   American Express Co.                                      36,257         1,677
   Allstate Corp.                                            33,758         1,663
   Computer Associates
       International, Inc.                                   27,694         1,655
   Monsanto Co.                                              44,605         1,628
   Chrysler Corp.                                            56,036         1,604
   Pharmacia & Upjohn, Inc.                                  38,589         1,592
   Schlumberger Ltd.                                         18,500         1,563
   Atlantic Richfield Co.                                    12,169         1,552
   Emerson Electric Co.                                      16,940         1,527
   Dow Chemical Co.                                          18,677         1,499
   Campbell Soup Co.                                         18,953         1,478
   NYNEX Corp.                                               33,145         1,442
   First Union Corp.                                         21,486         1,434
   Anheuser-Busch Co., Inc.                                  37,870         1,425
   AlliedSignal Inc.                                         21,506         1,417
   Banc One Corp.                                            33,835         1,387
   First Data Corp.                                          16,932         1,382
   Lockheed Martin Corp.                                     15,148         1,365
   Union Pacific Corp.                                       18,498         1,355
   Warner-Lambert Co.                                        20,454         1,350
   MCI Communications Corp.                                  52,522         1,339
   Sears, Roebuck & Co.                                      29,707         1,329
   Nike, Inc. Class B                                        10,890         1,323
   Federal Home Loan
       Mortgage Corp.                                        13,514         1,323
   Xerox Corp.                                               24,647         1,322
   Sara Lee Corp.                                            36,654         1,310
   COMPAQ Computer Corp.                                     20,302         1,302
 - Amgen, Inc.                                               20,099         1,269
 - J.P. Morgan & Co., Inc.                                   14,243         1,266
   Sprint Corp.                                              32,513         1,264
   WMX Technologies Inc.                                     37,419         1,230
   Medtronic, Inc.                                           18,064         1,158
   Southern Co.                                              50,925         1,152
   Norwest Corp.                                             28,135         1,150
   Time Warner, Inc.                                         29,751         1,149
   Northern Telecom Ltd.                                     19,548         1,129
   Caterpillar, Inc.                                         14,783         1,114
   United Technologies Corp.                                  9,262         1,113
   Kellogg Co.                                               16,129         1,111
   Pacific Telesis Group                                     32,339         1,087
   First Chicago NBD Corp.                                   23,929         1,083
   U S WEST Communications Group                             36,029         1,072
   The Seagram Co. Ltd.                                      28,419         1,062
 - AirTouch Communications                                   37,678         1,041
   Raytheon Co.                                              17,960           999
   Burlington Northern Santa Fe Corp.                        11,566           976
   Baxter International, Inc.                                20,621           964
   International Paper Co.                                   22,674           964
   Automatic Data Processing, Inc.                           22,036           961
   Colgate-Palmolive Co.                                     11,059           961
 - Viacom International Class B                              26,867           954
   H.J. Heinz Co.                                            28,111           949
   Rockwell International Corp.                              16,509           931
   J.C. Penney Co., Inc.                                     17,056           923
   May Department Stores Co.                                 18,836           916
   ConAgra, Inc.                                             18,351           904
   Norfolk Southern Corp.                                     9,663           883
   Fleet Financial Group, Inc.                               19,762           879
   The Bank of New York Co., Inc.                            29,898           878
   McDonnell Douglas Corp.                                   16,638           874
 - Sun Microsystems, Inc.                                    13,950           865
   PNC Bank Corp.                                            25,757           860
   General Re Corp.                                           6,054           858

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                             SHARES         (000)
---------------------------------------------------------------------------------
   Phillips Petroleum Co.                                    20,009        $  855
   Merrill Lynch & Co., Inc.                                 12,900           847
   Deere & Co.                                               19,538           821
   CPC International, Inc.                                   10,899           816
   CSX Corp.                                                 16,108           813
   Albertson's, Inc.                                         19,199           809
   Aetna Inc.                                                11,375           801
   Archer-Daniels-Midland Co.                                41,532           799
   Texas Instruments, Inc.                                   14,361           792
   Enron Corp.                                               19,259           785
   Aluminum Co. of America                                   13,245           781
-  Boston Scientific Corp.                                   13,442           773
   The Dun & Bradstreet Corp.                                12,934           771
   PPG Industries, Inc.                                      14,025           763
-  3 Com Corp.                                               12,700           762
   KeyCorp                                                   17,308           762
   Gannett Co., Inc.                                         10,696           753
-  CUC International, Inc.                                   18,739           747
-  Tele-Communications, Inc. Class A                         49,603           738
   CoreStates Financial Corp.                                17,036           737
   First Bank System, Inc.                                   10,900           729
   General Mills, Inc.                                       12,067           729
   Duke Power Co.                                            15,601           727
   National City Corp.                                       16,698           703
   SunTrust Banks, Inc.                                      16,990           697
   Weyerhaeuser Co.                                          15,102           697
   Dean Witter Discover & Co.                                12,582           692
   Walgreen Co.                                              18,628           689
   Pacific Gas & Electric Co.                                31,605           687
   CIGNA Corp.                                                5,689           682
   Corning, Inc.                                             17,448           680
   Barrick Gold Corp.                                        26,801           673
   Loews Corp.                                                8,700           673
   Unocal Corp.                                              18,699           673
   Texas Utilities Co.                                       16,866           668
   Bank of Boston Corp.                                      11,526           667
   Illinois Tool Works, Inc.                                  9,208           664
   Boatmen's Bancshares, Inc.                                11,878           662
   Tenneco, Inc.                                             12,961           650
   AMP, Inc.                                                 16,598           643
   The Gap, Inc.                                             21,946           634
   Wachovia Corp.                                            12,782           633
-  WorldCom, Inc.                                            29,100           622
-  HFS Inc.                                                   9,300           622
   The Chubb Corp.                                           13,218           608
-  U S WEST Media Group                                      35,729           603
   Honeywell, Inc.                                            9,516           601
   Household International, Inc.                              7,270           598
-  Toys R Us, Inc.                                           20,518           598
   Pitney Bowes, Inc.                                        11,327           598
   Edison International                                      33,394           597
   FPL Group, Inc.                                           13,746           595
   Westinghouse Electric Corp.                               31,800           592
   Hershey Foods Corp.                                       11,690           587
   American General Corp.                                    15,472           584
   MBNA Corp.                                                16,707           581
   United Healthcare Corp.                                   13,888           578
   Mellon Bank Corp.                                          9,730           577
   American Electric Power Co., Inc.                         14,100           573
   Morgan Stanley Group, Inc.                                11,500           572
   Occidental Petroleum Corp.                                24,369           570
   American Brands, Inc.                                     13,139           555
-  W.R. Grace & Co.                                           7,392           554
   Georgia-Pacific Corp.                                      6,982           552
   Ralston-Ralston Purina Group                               8,064           552
-  AMR Corp.                                                  6,893           549
   The Goodyear Tire & Rubber Co.                            11,749           542
   Service Corp. International                               17,724           536
   Marriott International                                     9,703           535
   Marsh & McLennan Cos., Inc.                                5,495           534
   Mattel, Inc.                                              20,622           534
   Dayton-Hudson Corp.                                       16,158           533
   Lowe's Cos., Inc.                                         13,035           533
   Textron, Inc.                                              6,260           532
-  Federated Department Stores                               15,800           529
-  Dell Computer                                              6,800           528
   Wrigley, (Wm.) Jr. Co.                                     8,729           526
   ITT Hartford Group, Inc.                                   8,888           524
   Dominion Resources, Inc.                                  13,496           509
   Alcan Aluminium Ltd.                                      16,912           507
   Praxair, Inc.                                             11,721           504
   Avon Products, Inc.                                       10,094           501
   Tyco International Ltd.                                   11,606           501
   Public Service Enterprise
       Group Inc.                                            18,368           491
   Barnett Banks, Inc.                                       14,514           490
   Air Products & Chemicals, Inc.                             8,403           489
   Consolidated Edison Co. of
       New York, Inc.                                        17,555           487
   Alco Standard Corp.                                        9,738           486
   Micron Technology Inc.                                    15,897           485
   U.S. Bancorp                                              12,264           483
   Bankers Trust New York Corp.                               6,128           482
-  Tellabs, Inc.                                              6,798           479
   USX-Marathon Group                                        21,719           470
   Fifth Third Bancorp                                        8,000           464
   Sysco Corp.                                               13,790           464
   PacifiCorp                                                22,372           461
   Entergy Corp.                                             17,050           460
   TRW, Inc.                                                  4,943           460
   Union Carbide Corp.                                       10,018           457
   Comerica, Inc.                                             8,800           453
   Crown Cork & Seal Co., Inc.                                9,780           451
-  Seagate Technology                                         8,000           447
   Halliburton Co.                                            8,602           444
   Conrail, Inc.                                              6,128           444
   Morton International, Inc.                                11,091           441
   Houston Industries, Inc.                                  19,904           440
   Aon Corp.                                                  8,100           439
   American Stores Co.                                       10,980           439
-  Computer Sciences Corp.                                    5,682           437
   Hercules, Inc.                                             7,978           437
   Delta Air Lines, Inc.                                      5,971           430
-  Digital Equipment Corp.                                   11,843           423
   Becton, Dickinson & Co.                                    9,560           423
-  The Kroger Co.                                             9,451           423
   Placer Dome, Inc.                                         17,883           422
   Burlington Resources, Inc.                                 9,430           418
   Hilton Hotels Corp.                                       14,636           415
   UST Inc.                                                  13,993           415
   Dover Corp.                                                8,630           412
   Central & South West Corp.                                15,826           411

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
EQUITY INDEX PORTFOLIO                                       SHARES         (000)
---------------------------------------------------------------------------------
   Dresser Industries, Inc.                                  13,787         $ 410
   Freeport-McMoRan Copper &
       Gold Inc. Class B                                     13,100           409
   Unicom Corp.                                              16,254           408
   Genuine Parts Co.                                          9,246           405
   Browning-Ferris Industries, Inc.                          16,129           403
   Winn Dixie Stores, Inc.                                   11,526           402
   Green Tree Financial Corp.                                10,200           400
   ALLTEL Corp.                                              14,342           400
   Carolina Power & Light Co.                                11,553           399
   Williams Cos., Inc.                                        7,810           398
   PECO Energy Corp.                                         16,585           394
   The Limited, Inc.                                         20,586           394
   Ingersoll-Rand Co.                                         8,267           393
-  Cabletron Systems, Inc.                                    5,743           392
   PanEnergy Corp.                                           11,287           391
-  EMC Corp.                                                 17,200           389
-  ITT Corp.                                                  8,888           388
   Inco Ltd.                                                 12,607           388
-  Bay Networks Inc.                                         14,200           387
   Consolidated Natural Gas Co.                               7,188           385
   Fluor Corp.                                                6,242           384
   Kmart Corp.                                               37,253           382
   Pioneer Hi Bred International                              6,288           380
-  Applied Materials, Inc.                                   13,672           378
   The Quaker Oats Co.                                       10,259           376
   R.R. Donnelley & Sons Co.                                 11,627           375
   Amerada Hess Corp.                                         7,078           374
   The Clorox Co.                                             3,888           373
   International Flavors &
       Fragrances, Inc.                                       8,407           367
-  Tenet Healthcare Corp.                                    16,397           365
   CINergy Corp.                                             11,773           363
   Salomon, Inc.                                              7,883           360
   Masco Corp.                                               11,929           358
   Newell Co.                                                11,875           356
   Eaton Corp.                                                5,900           356
   Newmont Mining Corp.                                       7,529           356
   Tribune Co.                                                4,551           355
   Times Mirror Co. Class A                                   7,938           353
   St. Paul Cos., Inc.                                        6,355           353
   Northrop Grumman Corp.                                     4,362           350
   Cooper Industries, Inc.                                    8,084           350
   UNUM Corp.                                                 5,447           349
   Transamerica Corp.                                         4,988           349
   Melville Corp.                                             7,862           347
   Eastman Chemical                                           5,894           344
   Lincoln National Corp.                                     7,787           342
-  Federal Express Corp.                                      4,298           341
   Nucor Corp.                                                6,669           338
   Champion International Corp.                               7,304           335
   SAFECO Corp.                                               9,480           329
   Baker Hughes, Inc.                                        10,754           327
   Rohm & Haas Co.                                            4,963           325
   Coastal Corp.                                              7,863           324
   General Dynamics Corp.                                     4,680           322
   The McGraw-Hill Cos.                                       7,534           321
   Phelps Dodge Corp.                                         4,974           319
   DTE Energy Co.                                            10,986           308
   Providian Corp.                                            7,108           306
   Harcourt General, Inc.                                     5,485           303
   Sherwin-Williams Co.                                       6,462           300
-  Price/Costco Inc.                                         14,618           300
   MGIC Investment Corp.                                      4,400           296
-  Novell, Inc.                                              26,845           295
   Allegheny Teledyne Inc.                                   12,932           293
   Interpublic Group of Cos., Inc.                            6,166           291
   Sonat, Inc.                                                6,566           291
   Baltimore Gas & Electric Co.                              11,051           289
-  Silicon Graphics, Inc.                                    13,039           288
   Whirlpool Corp.                                            5,690           288
   Union Electric Co.                                         7,747           286
   VF Corp.                                                   4,730           284
   Republic New York Corp.                                    4,078           282
   Great Lakes Chemical Corp.                                 4,925           281
   Jefferson-Pilot Corp.                                      5,305           275
   Dillard Department Stores Class A                          8,506           274
   Rubbermaid, Inc.                                          11,167           274
   GPU Inc.                                                   8,892           273
   Great Western Financial Corp.                             10,316           273
   W.W. Grainger, Inc.                                        3,880           273
   Willamette Industries, Inc.                                4,187           272
   Knight-Ridder, Inc.                                        7,336           271
   Dow Jones & Co., Inc.                                      7,331           271
   Black & Decker Corp.                                       6,512           270
   Circuit City Stores, Inc.                                  7,412           268
   PP&L Resources Inc.                                       12,100           265
   Case Corp.                                                 5,400           263
-  General Instrument Corp.                                  10,400           257
   Raychem Corp.                                              3,424           257
   Laidlaw Inc. Class B                                      23,042           253
-  Ceridian Corp.                                             5,040           252
   Engelhard Corp.                                           10,933           251
   Southwest Airlines Co.                                    10,988           251
   New York Times Co. Class A                                 7,382           249
   Union Camp Corp.                                           5,075           248
   Pall Corp.                                                 8,756           247
-  Humana, Inc.                                              12,200           247
-  Western Atlas Inc.                                         3,964           247
   Golden West Financial Corp.                                4,226           247
   Hasbro, Inc.                                               6,567           244
   Torchmark Corp.                                            5,297           243
   Reynolds Metals Co.                                        4,733           242
   Northern States Power Co.                                  5,154           240
-  St. Jude Medical, Inc.                                     5,928           239
   H.F. Ahmanson & Co.                                        8,431           236
   Deluxe Corp.                                               6,249           236
   Beneficial Corp.                                           4,084           235
   H & R Block, Inc.                                          7,868           234
   Johnson Controls, Inc.                                     3,118           234
   Columbia Gas Systems, Inc.                                 4,173           234
   Mallinckrodt Group, Inc.                                   5,610           234
   Dana Corp.                                                 7,708           233
   Tupperware Corp.                                           4,729           232
   Parker Hannifin Corp.                                      5,495           231
   Rite Aid Corp.                                             6,352           230
   Kerr-McGee Corp.                                           3,774           230
   Westvaco Corp.                                             7,740           229
   The Mead Corp.                                             3,908           229
-  LSI Logic Corp.                                            9,800           228
-  Andrew Corp.                                               4,574           228
   Nordstrom, Inc.                                            5,943           226

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                             SHARES         (000)
---------------------------------------------------------------------------------
   Ohio Edison Co.                                           11,623         $ 225
   Avery Dennison Corp.                                       4,005           222
   Temple-Inland Inc.                                         4,201           222
-  DSC Communications Corp.                                   8,650           217
   ITT Industries, Inc.                                       8,988           217
   Sigma Aldrich Corp.                                        3,769           215
-  National Semiconductor Corp.                              10,429           210
   Wendy's International, Inc.                                9,741           209
-  Woolworth Corp.                                           10,109           209
   Apple Computer, Inc.                                       9,346           207
   Brown-Forman Corp. Class B                                 5,199           203
   Liz Claiborne, Inc.                                        5,424           202
   TJX Cos., Inc.                                             5,586           200
   United States Surgical Corp.                               4,693           199
   Ashland Inc.                                               4,926           196
   Pacific Enterprises                                        6,420           194
   Perkin-Elmer Corp.                                         3,308           191
   The Stanley Works                                          6,770           190
-  FMC Corp.                                                  2,794           190
   Harris Corp.                                               2,910           190
   Louisiana-Pacific Corp.                                    8,282           188
   Allergan, Inc.                                             4,918           188
   Pennzoil Co.                                               3,537           187
   Tandy Corp.                                                4,597           186
   Whitman Corp.                                              7,963           184
   Ryder System, Inc.                                         6,215           184
   The BF Goodrich Co.                                        4,078           184
   Nalco Chemical Co.                                         5,069           184
   USX-U.S. Steel Group                                       6,378           182
   James River Corp.                                          6,441           178
   Manor Care Inc.                                            4,626           178
-  Fruit of the Loom, Inc.                                    5,658           175
-  ALZA Corp.                                                 6,409           172
   Brunswick Corp.                                            7,102           170
   Armstrong World Industries Inc.                            2,701           168
   Ecolab, Inc.                                               4,913           166
   USF&G Corp.                                                8,944           165
   General Signal Corp.                                       3,739           165
   Homestake Mining Co.                                      11,167           163
   Paccar, Inc.                                               2,980           163
   American Greetings Corp. Class A                           5,678           163
   Pep Boys (Manny, Moe & Jack)                               4,520           161
   Comcast Corp. Class A Special                             10,029           154
   Maytag Corp.                                               7,878           154
   Cyprus Amax Minerals Co.                                   7,130           153
-  Advanced Micro Devices, Inc.                              10,316           152
   Polaroid Corp.                                             3,453           152
   Bausch & Lomb, Inc.                                        4,116           151
   Mercantile Stores Co., Inc.                                2,799           151
   Reebok International Ltd.                                  4,286           149
   Echlin, Inc.                                               4,714           148
   Giant Food, Inc. Class A                                   4,319           147
   NorAm Energy Corp.                                         9,850           147
-  Harrah's Entertainment, Inc.                               7,857           146
   Owens Corning                                              3,953           146
   Lucent Technologies, Inc.                                  3,100           142
   Snap-On Inc.                                               4,378           141
-  Oryx Energy Co.                                            7,910           140
-  Biomet, Inc.                                               8,519           137
   Millipore Corp.                                            3,465           137
   Bemis Co., Inc.                                            3,977           135
   SuperValu Inc.                                             4,888           134
   Moore Corp. Ltd.                                           7,230           133
   Harnischfeger Industries Inc.                              3,519           133
   Worthington Industries, Inc.                               6,586           133
   C.R. Bard, Inc.                                            4,183           130
   Louisiana Land & Exploration Co.                           2,470           130
   Battle Mountain Gold Co. Class A                          16,724           130
   Cooper Tire & Rubber Co.                                   5,948           129
   NICOR, Inc.                                                3,789           128
   Thomas & Betts Corp.                                       3,102           127
   Foster Wheeler Corp.                                       2,893           127
   National Service Industries, Inc.                          3,563           125
   Sun Co., Inc.                                              5,405           124
   Santa Fe Pacific Gold Corp.                                9,693           121
   Stone Container Corp.                                      7,579           118
   Boise Cascade Corp.                                        3,436           117
-  Rowan Cos., Inc.                                           6,231           116
   Comcast Corp. Class A                                      7,531           115
   Cummins Engine Co., Inc.                                   2,899           114
-  Bally Entertainment Corp.                                  3,921           111
   ENSERCH Corp.                                              4,958           104
   Shared Medical Systems Corp.                               1,823           103
   Crane Co.                                                  2,266           101
   Autodesk, Inc.                                             3,860           100
   Darden Restaurants Inc.                                   11,567           100
-  King World Productions, Inc.                               2,701           100
   Meredith Corp.                                             1,961            97
-  Santa Fe Energy Resources, Inc.                            6,735            96
   Russell Corp.                                              2,914            94
   Tektronix, Inc.                                            2,268            93
   Echo Bay Mines Ltd.                                       10,481            92
-  Tandem Computers, Inc.                                     8,508            91
   Briggs & Stratton Corp.                                    2,060            91
   Alberto-Culver Co. Class B                                 2,051            89
   The Timkin Co.                                             2,265            89
   Peoples Energy Corp.                                       2,585            88
   Scientific-Atlanta, Inc.                                   5,495            87
-  Amdahl Corp.                                               9,221            87
   McDermott International, Inc.                              3,971            86
-  Bethlehem Steel Corp.                                      8,426            84
   Consolidated Freightways, Inc.                             3,317            81
   Potlatch Corp.                                             2,057            80
-  Beverly Enterprises Inc.                                   7,279            79
   Niagara Mohawk Power Corp.                                 9,862            79
   Fleetwood Enterprises, Inc.                                2,544            78
   ASARCO, Inc.                                               2,925            78
   Helmerich & Payne, Inc.                                    1,733            76
-  USAir Group, Inc.                                          4,501            74
   USLIFE Corp.                                               2,436            73
-  Unisys Corp.                                              11,805            72
   Safety-Kleen Corp.                                         4,308            71
   Great Atlantic & Pacific Tea
       Co., Inc.                                              2,706            70
   John H. Harland Co.                                        2,279            68
   Centex Corp.                                               2,057            67
   Trinova Corp.                                              2,054            65
   Springs Industries Inc. Class A                            1,403            62
   Viad Corp.                                                 4,374            61
   EG & G, Inc.                                               3,393            61
   Dial Corp.                                                 4,374            60
   Inland Steel Industries, Inc.                              3,327            59

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
EQUITY INDEX PORTFOLIO                                       SHARES         (000)
---------------------------------------------------------------------------------
   Adolph Coors Co. Class B                                   2,705      $     59
   Jostens Inc.                                               2,812            59
   Cincinnati Milacron, Inc.                                  3,070            58
   Longs Drug Stores, Inc.                                    1,310            57
   Ball Corp.                                                 2,246            55
   ONEOK, Inc.                                                1,845            51
   Eastern Enterprises                                        1,313            50
   Alexander & Alexander
       Services, Inc.                                         2,931            49
   Freeport-McMoRan Copper &
       Gold Inc. Class A                                      1,600            47
   Pulte Corp.                                                1,839            47
-  Charming Shoppes, Inc.                                     7,850            47
   Navistar International Corp.                               5,235            45
   Caliber System Inc.                                        2,710            44
   Fleming Cos., Inc.                                         2,388            41
   Kaufman & Broad Home Corp.                                 2,865            37
-  Viacom International Class A                               1,056            37
   Luby's Cafeterias, Inc.                                    1,535            37
-  Data General Corp.                                         2,487            35
-  Intergraph Corp.                                           2,951            32
   NACCO Industries, Inc. Class A                               648            31
-  Armco, Inc.                                                6,637            30
   Giddings & Lewis, Inc.                                     2,517            29
   Stride Rite Corp.                                          2,971            27
-  Shoney's Inc.                                              2,918            27
-  Community Psychiatric Centers                              2,779            26
-  Ryan's Family Steak Houses, Inc.                           3,387            25
-  LucasVarity PLC ADR                                          539            21
-  Yellow Corp.                                               1,552            20
   Outboard Marine Corp.                                        707            11
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $278,098)                                                         395,335
---------------------------------------------------------------------------------

                                                               FACE
                                                             AMOUNT
                                                              (000)
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.5%)
---------------------------------------------------------------------------------
U.S. TREASURY BILLS--Note E
   5.17%, 1/9/97                                            $   100            99
   5.218%, 10/3/96                                              300           300
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
   5.74%, 10/1/96                                             9,756         9,756
---------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $10,155)                                                          10,155
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (Cost $288,253)                                                        405,490
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
---------------------------------------------------------------------------------
Other Assets--Note C                                                        1,314
Liabilities                                                                  (909)
                                                                           ------
                                                                              405
---------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------
Applicable to 22,157,747 outstanding
  shares of beneficial interest
  (unlimited authorization--no par value)                                $405,895
=================================================================================

NET ASSET VALUE PER SHARE                                                  $18.32
=================================================================================

*See Note A in Notes to Financial Statements.
-Non-Income Producing Security.
(1) The combined market value of common stocks and Standard & Poor's 500 Index Futures Contracts represents 100.0% of net assets.
    See Note  E.
ADR--American Depository Receipt.

---------------------------------------------------------------------------------
AT SEPTEMBER 30, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------
                                                             AMOUNT           PER
                                                              (000)         SHARE
---------------------------------------------------------------------------------
Paid in Capital                                            $282,611        $12.75
Undistributed Net
  Investment Income                                           4,128           .19
Accumulated Net Realized Gains                                1,891           .09
Unrealized Appreciation--Note E:
  Investment Securities                                     117,237          5.29
  Futures Contracts                                              28            --
---------------------------------------------------------------------------------
NET ASSETS                                                 $405,895        $18.32
=================================================================================

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
EQUITY INCOME PORTFOLIO                                      SHARES         (000)
---------------------------------------------------------------------------------
COMMON STOCKS (98.7%)
---------------------------------------------------------------------------------
BASIC MATERIALS (5.0%)
   ARCO Chemical Co.                                         13,600       $   680
   Dow Chemical Co.                                          28,400         2,279
   E.I. du Pont de Nemours & Co.                             18,600         1,641
   Potlatch Corp.                                            19,300           748
   Union Camp Corp.                                          16,600           811
   Weyerhaeuser Co.                                          21,700         1,001
                                                                           ------
                                                                            7,160
                                                                           ------
CAPITAL GOODS & CONSTRUCTION (1.6%)
   Emerson Electric Co.                                       6,200           559
   General Electric Co.                                      11,000         1,001
   Thomas & Betts Corp.                                      17,400           713
                                                                           ------
                                                                            2,273
                                                                           ------
CONSUMER CYCLICAL (5.9%)
   Deluxe Corp.                                              13,800           521
   The Dun & Bradstreet Corp.                                30,800         1,836
   Eastman Kodak Co.                                          7,800           612
   Genuine Parts Co.                                         16,300           713
   Kmart Corp.                                               73,200           750
   May Department Stores Co.                                 20,500           997
   The McGraw-Hill Cos.                                      19,800           844
   J.C. Penney Co., Inc.                                     26,600         1,440
-  Woolworth Corp.                                           29,900           617
                                                                           ------
                                                                            8,330
                                                                           ------
CONSUMER STAPLES (8.9%)
   American Brands, Inc.                                     61,900         2,615
   The Clorox Co.                                            10,400           997
   General Mills, Inc.                                       20,600         1,244
   H.J. Heinz Co.                                            35,050         1,183
   International Flavors &
       Fragrances, Inc.                                       6,500           284
   Philip Morris Cos., Inc.                                  41,100         3,689
   The Quaker Oats Co.                                       24,700           905
   Tambrands, Inc.                                           20,200           851
   UST Inc.                                                  30,000           889
                                                                           ------
                                                                           12,657
                                                                           ------
ENERGY (16.5%)
   Amoco Corp.                                               26,700         1,882
   Atlantic Richfield Co.                                    23,900         3,047
   Chevron Corp.                                             55,700         3,488
   Exxon Corp.                                               43,900         3,655
   Mobil Corp.                                               32,400         3,750
   Phillips Petroleum Co.                                    19,900           851
   Royal Dutch Petroleum Co. ADR                             12,800         1,998
   Sun Co., Inc.                                             14,458           333
   Texaco Inc.                                               37,900         3,487
   USX-Marathon Group                                        42,600           921
                                                                           ------
                                                                           23,412
                                                                           ------
FINANCIAL (17.3%)
   Aetna Inc.                                                12,000           845
   H.F. Ahmanson & Co.                                       45,300         1,268
   American General Corp.                                    30,700         1,159
   Banc One Corp.                                            29,040         1,191
   Bankers Trust New York Corp.                              20,000         1,573
   Barnett Banks, Inc.                                       26,800           905
   Boatmen's Bancshares, Inc.                                20,600         1,148
   CIGNA Corp.                                                1,700           204
   CoreStates Financial Corp.                                27,000         1,168
   First Chicago NBD Corp.                                   25,200         1,140
   First Union Corp.                                         14,800           988
   Fleet Financial Group, Inc.                               23,400         1,041
   Great Western Financial Corp.                             56,800         1,505
   KeyCorp                                                   23,400         1,030
   Lincoln National Corp.                                    26,400         1,158
   Marsh & McLennan Cos., Inc.                               10,800         1,049
   Mellon Bank Corp.                                         14,350           850
   J.P. Morgan & Co., Inc.                                   19,600         1,742
   NationsBank Corp.                                         11,400           990
   PNC Bank Corp.                                            35,300         1,178
   SAFECO Corp.                                              25,100           872
   U.S. Bancorp                                              19,800           780
   Wachovia Corp.                                            17,800           881
                                                                           ------
                                                                           24,665
                                                                           ------
HEALTH CARE (15.4%)
   American Home Products Corp.                              65,200         4,157
   Baxter International, Inc.                                16,300           762
   Bristol-Myers Squibb Co.                                  49,100         4,732
   Glaxo Wellcome PLC ADR                                    51,900         1,615
   Eli Lilly & Co.                                           68,200         4,399
   Merck & Co., Inc.                                         27,200         1,914
   Pharmacia & Upjohn, Inc.                                  72,350         2,984
   Warner-Lambert Co.                                        20,400         1,346
                                                                           ------
                                                                           21,909
                                                                           ------
TECHNOLOGY (0.5%)
   Pitney Bowes, Inc.                                        12,200           644
                                                                           ------
TRANSPORT & SERVICES (0.4%)
   Union Pacific Corp.                                        7,500           549
                                                                           ------
UTILITIES (24.7%)
   Allegheny Power System, Inc.                              24,700           716
   Ameritech Corp.                                           51,600         2,716
   Baltimore Gas & Electric Co.                              29,200           763
   Bell Atlantic Corp.                                       40,100         2,401
   BellSouth Corp.                                           54,800         2,028
   Central & South West Corp.                                29,600           770
   Consolidated Edison Co. of
       New York, Inc.                                        26,500           735
   Consolidated Natural Gas Co.                              40,800         2,188
   Dominion Resources, Inc.                                  22,200           838
   Duke Power Co.                                            18,200           849
   Edison International                                      62,700         1,121
   FPL Group, Inc.                                           17,100           740
   GTE Corp.                                                 79,800         3,072
   NICOR, Inc.                                               21,100           712
   Northern States Power Co.                                 12,000           560
   NYNEX Corp.                                               59,500         2,588
   Oklahoma Gas & Electric Co.                               15,900           636
   PP&L Resources Inc.                                       28,800           630
   Pacific Enterprises                                       22,800           690
   Pacific Telesis Group                                     31,200         1,049
   PacifiCorp                                                77,800         1,605
   Potomac Electric Power Co.                                26,300           667
   Public Service Enterprise
       Group Inc.                                            29,400           787
   SCANA Corp.                                               33,800           887
   Southern New England
       Telecommunications Corp.                               8,300           306
   TECO Energy, Inc.                                         32,900           781

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
EQUITY INCOME PORTFOLIO                                      SHARES         (000)
---------------------------------------------------------------------------------
   Texas Utilities Co.                                       15,200      $    602
   Union Electric Co.                                        22,500           830
   U S WEST Communications Group                             70,800         2,106
   Wisconsin Energy Corp.                                    28,900           780
                                                                           ------
                                                                           35,153
                                                                           ------
MISCELLANEOUS (2.5%)
   Hanson PLC ADR                                            65,800           814
   Minnesota Mining &
       Manufacturing Co.                                     24,500         1,712
   Ogden Corp.                                               50,400         1,014
                                                                           ------
                                                                            3,540
                                                                           ------
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $115,129)                                                        140,292
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.9%)
---------------------------------------------------------------------------------
                                                               FACE
                                                             AMOUNT
                                                              (000)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.74%, 10/1/96
   (COST $1,368)                                             $1,368         1,368
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
   (COST $116,497)                                                        141,660
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
---------------------------------------------------------------------------------
Other Assets--Note C                                                          820
Liabilities                                                                  (291)
                                                                           ------
                                                                              529
---------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------
Applicable to 10,370,756 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)                               $142,189
=================================================================================

NET ASSET VALUE PER SHARE                                                  $13.71
=================================================================================

*See Note A in Notes to Financial Statements.
-Non-Income Producing Security.
ADR--American Depository Receipt.

---------------------------------------------------------------------------------
                                                             AMOUNT           PER
                                                              (000)         SHARE
---------------------------------------------------------------------------------
AT SEPTEMBER 30, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------
Paid in Capital                                            $113,631        $10.95
Undistributed Net
   Investment Income                                          1,559           .15
Accumulated Net Realized Gains                                1,836           .18
Unrealized Appreciation--Note E                              25,163          2.43
---------------------------------------------------------------------------------
NET ASSETS                                                 $142,189        $13.71
=================================================================================

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
GROWTH PORTFOLIO                                             SHARES         (000)
---------------------------------------------------------------------------------
COMMON STOCKS (93.9%)
---------------------------------------------------------------------------------
BASIC MATERIALS (5.4%)
-  W.R. Grace & Co.                                         104,700     $   7,853
   Monsanto Co.                                             191,500         6,990
                                                                           ------
                                                                           14,843
                                                                           ------
CAPITAL GOODS & CONSTRUCTION (3.5%)
   The Boeing Co.                                            64,500         6,095
   Honeywell, Inc.                                           28,800         1,818
   Illinois Tool Works, Inc.                                 25,400         1,832
                                                                           ------
                                                                            9,745
                                                                           ------
CONSUMER CYCLICAL (13.1%)
-  Brinker International, Inc.                               70,300         1,195
   Carnival Corp. Class A                                    65,600         2,034
-  Circus Circus Enterprises Inc.                            17,700           626
   The Walt Disney Co.                                       73,000         4,626
   Eastman Kodak Co.                                         90,500         7,104
   Lowe's Cos., Inc.                                         95,100         3,887
   Mattel, Inc.                                             143,400         3,711
   May Department Stores Co.                                 94,600         4,600
   McDonald's Corp.                                          75,400         3,572
-  Mirage Resorts, Inc.                                      37,800           969
-  Payless ShoeSource, Inc.                                  36,912         1,241
   Sears, Roebuck & Co.                                      28,200         1,262
   Warnaco Group                                             47,900         1,138
                                                                           ------
                                                                           35,965
                                                                           ------
CONSUMER STAPLES (17.4%)
   The Coca-Cola Co.                                        214,800        10,928
   Coca-Cola Enterprises, Inc.                               35,400         1,602
   Gillette Co.                                              88,800         6,405
   PepsiCo, Inc.                                            260,300         7,353
   Philip Morris Cos., Inc.                                  71,500         6,417
   Procter & Gamble Co.                                      84,400         8,229
   Unilever NV ADR                                           43,800         6,904
                                                                           ------
                                                                           47,838
                                                                           ------
ENERGY (2.2%)
   Enron Oil & Gas Co.                                       30,200           751
-  Renaissance Energy Ltd.                                   85,300         2,501
-  Talisman Energy, Inc.                                    102,100         2,796
                                                                           ------
                                                                            6,048
                                                                           ------
FINANCIAL (8.7%)
   American International Group, Inc.                        67,300         6,781
   Chase Manhattan Corp.                                     88,900         7,123
   Federal National Mortgage Assn.                           67,100         2,340
   Household International, Inc.                             58,400         4,803
   Norwest Corp.                                             72,100         2,947
                                                                           ------
                                                                           23,994
                                                                           ------
HEALTH CARE (18.0%)
   American Home Products Corp.                             142,400         9,078
   Bristol-Myers Squibb Co.                                  71,100         6,852
   Cardinal Health, Inc.                                     39,713         3,282
-  HealthCare Compare Corp.                                  38,000         1,800
   Johnson & Johnson                                        156,200         8,005
   Eli Lilly & Co.                                           42,600         2,748
   Pharmacia & Upjohn, Inc.                                  68,100         2,809
   Pfizer, Inc.                                              97,100         7,683
   SmithKline Beecham PLC ADR                               120,900         7,360
                                                                           ------
                                                                           49,617
                                                                           ------
TECHNOLOGY (21.0%)
-  Altera Corp.                                              50,700         2,567
   AMP, Inc.                                                 86,600         3,356
   Automatic Data Processing, Inc.                          218,200         9,519
-  Cisco Systems, Inc.                                      161,600        10,019
   Electronic Data Systems Corp.                             89,200         5,475
   First Data Corp.                                          14,146         1,154
   Hewlett-Packard Co.                                      167,800         8,180
-  Informix Corp.                                            81,900         2,283
   Intel Corp.                                               63,800         6,085
   Molex, Inc. Class A                                       31,300         1,048
-  Oracle Corp.                                             100,600         4,275
   Reuters Holdings PLC ADR                                  24,300         1,680
-  Xilinx, Inc.                                              69,300         2,348
                                                                           ------
                                                                           57,989
                                                                           ------
UTILITIES (3.9%)
   AT&T Corp.                                               188,300         9,839
   MCI Communications Corp.                                  38,600           984
                                                                           ------
                                                                           10,823
                                                                           ------
MISCELLANEOUS (0.7%)
   Service Corp. International                               66,200         2,003
                                                                           ------
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $188,175)                                                        258,865
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                               FACE
                                                             AMOUNT
                                                              (000)
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.0%)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account 5.74%, 10/1/96
   (COST $16,578)                                           $16,578        16,578
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (COST $204,753)                                                        275,443
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
---------------------------------------------------------------------------------
Other Assets--Note C                                                        1,913
Liabilities                                                                (1,754)
                                                                          -------
                                                                              159
---------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------
Applicable to 15,678,904 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)                               $275,602
=================================================================================

NET ASSET VALUE PER SHARE                                                  $17.58
=================================================================================
*See Note A in Notes to Financial Statements.
oNon-Income Producing Security.
ADR--American Depository Receipt.

---------------------------------------------------------------------------------
AT SEPTEMBER 30, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------
                                                             AMOUNT           PER
                                                              (000)         SHARE
---------------------------------------------------------------------------------
Paid in Capital                                            $190,940        $12.18
Undistributed Net Investment
   Income                                                     2,770           .18
Accumulated Net Realized Gains                               11,202           .71
Unrealized Appreciation--Note E                              70,690          4.51
---------------------------------------------------------------------------------
NET ASSETS                                                 $275,602        $17.58
=================================================================================

---------------------------------------------------------------------------------
                                                                           MARKET
SMALL COMPANY                                                              VALUE*
GROWTH PORTFOLIO                                             SHARES         (000)
---------------------------------------------------------------------------------
COMMON STOCKS (92.6%)
---------------------------------------------------------------------------------
BASIC MATERIALS (1.0%)
-  Lydall, Inc.                                              18,000         $ 439
                                                                            -----

CAPITAL GOODS & CONSTRUCTION (9.4%)
-  American Buildings Co.                                     9,400           249
-  American Homestar Corp.                                   16,000           380
-  Brooks Automation, Inc.                                   31,500           398
-  The Cherry Corp. Class A                                  20,400           219
-  Cuno Inc.                                                 10,000           154
-  Hirsch International Corp. Class A                        29,250           527
-  Jason, Inc.                                               30,000           225
-  Newpark Resources, Inc.                                    8,000           291
   Oakwood Homes Corp.                                        7,000           193
-  Palm Harbor Homes, Inc.                                    6,750           192
-  Photran Corp.                                             23,000           129
-  Redman Industries, Inc.                                    2,700            75
-  Security Dynamics
       Technologies, Inc.                                     6,000           430
-  Southern Energy Homes, Inc.                               23,250           372
   Valmont Industries, Inc.                                   9,000           307
                                                                            -----
                                                                            4,141
                                                                            -----
CONSUMER CYCLICAL (14.2%)
-  Action Performance Cos., Inc.                             15,000           188
-  Alrenco, Inc.                                             23,000           474
-  Best Buy, Inc.                                             9,000           205
-  Brightpoint, Inc.                                         15,000           362
-  Broderbund Software, Inc.                                 13,000           371
-  Catalina Marketing Corp.                                   5,000           266
-  Chicago Miniature Lamp, Inc.                               2,700            78
   Coachmen Industries, Inc.                                  8,500           219
-  LodgeNet Entertainment Corp.                              30,300           356
   Marcus Corp.                                              23,700           569
   McGrath Rent Corp.                                        13,000           338
-  Nobility Homes, Inc.                                      35,000           472
-  Play By Play Toy & Novelties, Inc.                        40,500           334
-  Quality Dining, Inc.                                      11,500           322
-  Renters Choice, Inc.                                      23,500           429
-  Rex Stores Corp.                                          32,500           358
-  Tuesday Morning, Inc.                                     40,000           735
-  VWR Scientific Products Corp.                             13,200           214
                                                                            -----
                                                                            6,290
                                                                            -----
CONSUMER STAPLES (1.0%)
-  Sylvan, Inc.                                              16,000           172
-  Whole Food Markets, Inc.                                  10,500           278
                                                                            -----
                                                                              450
                                                                            -----
ENERGY (1.6%)
-  Smith International, Inc.                                 12,000           421
-  3-D Geophysical, Inc.                                     37,000           287
                                                                            -----
                                                                              708
                                                                            -----
FINANCIAL (6.2%)
   Chateau Properties, Inc. REIT                             15,800           391
   Fidelity National Financial, Inc.                         30,000           472
   Inter-Regional Financial Group, Inc.                      15,000           486
   Manufactured Home
       Communities, Inc. REIT                                25,600           493
   The Quick & Reilly Group, Inc.                            17,500           459
   Sun Communities, Inc. REIT                                15,600           445
                                                                            -----
                                                                            2,746
                                                                            -----
HEALTH CARE (12.4%)
-  Advanced Magnetics, Inc.                                   6,000           101
-  Angeion Corp.                                             20,700           127
   Arrow International, Inc.                                 17,700           602
-  Bio-Rad Labs, Inc. Class A                                11,100           319
-  Biotechnology General                                     34,250           272
-  Cell Genesys, Inc.                                        38,500           265
-  Centocor, Inc.                                             3,100           110
-  Cohr, Inc.                                                12,300           335
-  Creative Biomolecules, Inc.                               17,300           123
-  Cytotherapeutics, Inc.                                    10,200            85
-  Genetics Institute Inc.
       Depository Shares                                      3,500           241
-  Genome Therapeutics Corp.                                  3,000            27
-  Haemonetics Corp.                                         20,700           427
-  NABI, Inc.                                                23,000           273
   Pathogenesis Corp.                                        16,500           289
-  Sofamor/Danek Group Inc.                                  13,700           423
   Sullivan Dental Products, Inc.                            23,300           259
-  Sybron Corp.                                              10,000           290
-  Target Therapeutics, Inc.                                 17,700           752
-  Ventritex Inc.                                             8,300           145
                                                                            -----
                                                                            5,465
                                                                            -----
TECHNOLOGY (38.8%)
   COMMUNICATION EQUIPMENT (2.4%)
-  Amati Communications Corp.                                 2,000            44
-  Aspect Telecommunications                                  9,000           560
-  Davox Corp.                                               12,500           469

   COMPUTER RELATED (2.2%)
-  Auspex Systems, Inc.                                      21,000           318
-  CompuCom Systems, Inc.                                    26,000           224
-  Lanvision Systems, Inc.                                   14,300           172
-  Pinnacle Systems, Inc.                                    21,500           258

   COMPUTER SERVICES (0.9%)
-  MDL Information Systems, Inc.                             13,000           411

   COMPUTER SOFTWARE (22.0%)
-  Acxiom Corp.                                              11,000           448
-  Advent Software, Inc.                                     18,500           546
-  Applied Voice Technology, Inc.                            11,100           136
-  Applix, Inc.                                              10,000           263
-  Arbor Software Corp.                                      14,500           609
-  Aware, Inc.                                               10,000           168
-  Concord EFS, Inc.                                         18,249           470
-  Correctional Services Corp.                                8,000           113
-  DH Technology, Inc.                                       16,000           380
-  Documentum, Inc.                                           7,000           215
-  E*TRADE Group, Inc.                                       21,000           276
-  Expert Software Inc.                                      45,500           313
-  FileNet Corp.                                              3,800            96
   GT Interactive Software Corp.                             23,000           523
-  Mechanical Dynamics, Inc.                                 32,000           560
-  Orcad, Inc.                                               40,500           354
-  PC Docs Group International, Inc.                         26,700           360
-  PRI Automation, Inc.                                      17,000           544
-  Pure Atria Software Corp.                                  7,950           300
-  Red Brick Systems, Inc.                                   18,500           435
-  Remedy Corp.                                               9,000           718

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                             SHARES         (000)
---------------------------------------------------------------------------------
-  SunGard Data Systems, Inc.                                11,500      $    517
-  Synopsys, Inc.                                            11,500           529
-  Verilink Corp.                                            15,000           362
-  Visio Corp.                                               11,000           489

   ELECTRONIC COMPONENTS-INSTRUMENT (8.3%)
-  Acres Gaming, Inc.                                        36,000           491
-  Advanced Lighting
       Technologies, Inc.                                    25,000           494
   BMC Industries, Inc.                                       3,700           106
-  Computer Products, Inc.                                   11,400           249
-  Dionex Corp.                                              10,000           375
-  ITI Technologies, Inc.                                    11,000           388
-  Input/Output, Inc.                                        11,000           327
-  Shiva Corp.                                                8,500           487
-  Sterling Electronics Corp.                                16,000           190
   Teleflex Inc.                                              5,000           248
-  Trident International, Inc.                               18,000           306

   OFFICE EQUIPMENT (1.2%)
   Encad, Inc.                                                4,000           167
-  International Imaging
       Materials Inc.                                        17,500           376

   SEMICONDUCTORS (0.6%)
-  Tegal Corp.                                               45,000           236

   TELECOMMUNICATIONS (1.2%)
-  Harmonic Lightwaves, Inc.                                 20,000           385
-  Teltrend, Inc.                                             3,000           126
                                                                           ------
                                                                           17,131
                                                                           ------
   TRANSPORT & SERVICES (4.5%)
   Air Express International Corp.                            9,000           254
-  Boyd Brothers Transportation, Inc.                        20,000           155
   Expeditors International of
       Washington, Inc.                                       8,000           282
   Frozen Food Express
       Industries, Inc.                                      12,000           113
   Harper Group, Inc.                                        12,000           246
-  Heartland Express, Inc.                                    8,500           240
-  Midwest Express Holdings, Inc.                            12,000           359
-  RailTex, Inc.                                             14,500           344
                                                                           ------
                                                                            1,993
                                                                           ------
UTILITIES (0.3%)
-  Tucson Electric Power Co.                                  8,000           135
                                                                           ------

MISCELLANEOUS (3.2%)
   American List Corp.                                       11,000           298
-  Asyst Technologies, Inc.                                   6,000           116
-  NFO Research Inc.                                         18,000           387
-  Rent-Way, Inc.                                            32,500           398
-  Right Management Consultants                               4,000            92
-  Service Experts Inc.                                       6,300           124
                                                                           ------
                                                                            1,415
                                                                           ------
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $40,629)                                                          40,913
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (13.5%)
---------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.74%, 10/1/96
  (COST $5,978)                                              $5,978      $  5,978
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.1%)
  (COST $46,607)                                                           46,891
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.1%)
---------------------------------------------------------------------------------
Other Assets--Notes C and F                                                 1,712
Payables for Investment Securities Purchased                               (2,796)
Other Liabilities--Note F                                                  (1,628)
                                                                           ------
                                                                           (2,712)
---------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------
Applicable to 4,487,592 outstanding
  shares of beneficial interest
  (unlimited authorization--no par value)                                 $44,179
=================================================================================

NET ASSET VALUE PER SHARE                                                   $9.84
=================================================================================

*See Note A in Notes to Financial Statements.
-Non-Income Producing Security.
REIT--Real Estate Investment Trust.

---------------------------------------------------------------------------------
AT SEPTEMBER 30, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------
                                                             AMOUNT           PER
                                                              (000)         SHARE
---------------------------------------------------------------------------------
Paid in Capital                                             $44,289         $9.87
Undistributed Net
  Investment Income                                             174           .04
Accumulated Net
  Realized Losses--Note D                                      (568)         (.13)
Unrealized Appreciation of
  Investments--Note E                                           284           .06
---------------------------------------------------------------------------------
NET ASSETS                                                  $44,179         $9.84
=================================================================================

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
INTERNATIONAL PORTFOLIO                                      SHARES         (000)
---------------------------------------------------------------------------------
COMMON STOCKS (98.4%)
---------------------------------------------------------------------------------
AUSTRALIA (0.3%)
   News Corp. Ltd.                                           38,084       $   200
   News Corp. Ltd. Pfd.                                      19,000            81
   WMC Ltd.                                                  35,000           225
                                                                          -------
                                                                              506
                                                                          -------
BRAZIL (0.9%)
   Telecomunicacoes Brasileiras
       SA ADR                                                15,341         1,204
   Usinas Siderurgicas de Minas
       Gerais SA ADR                                         30,000           296
                                                                           ------
                                                                            1,500
                                                                           ------
CANADA (2.2%)
   Canadian Pacific, Ltd.                                    43,000           997
   Noranda Inc.                                              40,000           818
   NOVA Corp.                                                95,000           833
   Royal Bank of Canada                                      33,000           940
                                                                           ------
                                                                            3,588
                                                                           ------
CHILE (0.2%)
   Compania de Telecomunicaciones
       de Chile SA ADR                                        3,200           309
                                                                           ------
DENMARK (0.5%)
   Den Danske Bank                                           12,000           875
                                                                           ------
FINLAND (0.2%)
   Metsa-Serla Oy B                                          15,000            99
-  UPM-Kymmene Oy                                            15,000           313
                                                                           ------
                                                                              412
                                                                           ------
FRANCE (5.6%)
   Cie. Generale des Eaux                                    16,100         1,750
   Elf Aquitaine SA                                          36,000         2,817
   Michelin Series B (Registered)                            35,600         1,818
   Primagaz Cie.                                              6,600           694
-  Primagaz Cie. Warrants
       Exp. 6/30/98                                             600            11
-  SGS-Thomson Microelectronics
       NV ADR                                                27,000         1,279
   Valeo SA                                                  12,126           669
                                                                           ------
                                                                            9,038
                                                                           ------
GERMANY (7.6%)
   Bayer AG                                                  69,000         2,533
   Buderus AG                                                   520           231
   Linde AG                                                   1,900         1,215
   Mannesmann AG                                              3,200         1,200
   Muenchener Rueckversicherungs-
       Gesellschaft AG                                           11            25
   SGL Carbon AG                                              2,000           233
   Siemens AG                                                43,000         2,268
   Veba AG                                                   75,000         3,929
   Wella AG Pfd.                                              1,000           603
                                                                           ------
                                                                           12,237
                                                                           ------
HONG KONG (5.4%)
   Cheung Kong Holdings Ltd.                                177,000         1,362
   Citic Pacific Ltd.                                       145,000           656
   Hong Kong Electric Holdings Ltd.                         115,000           372
   HSBC Holdings PLC                                         60,600         1,125
   Hutchison Whampoa Ltd.                                   227,000         1,526
   Sun Hung Kai Properties Ltd.                             124,000         1,319
   Swire Pacific Ltd. A                                     143,000         1,281
   Wharf Holdings Ltd.                                      243,000         1,006
                                                                           ------
                                                                            8,647
                                                                           ------
INDONESIA (1.6%)
   PT Gudang Garam (Foreign)                                 96,000           362
   PT Indocement Tunggal (Foreign)                          210,000           330
   PT Indofood Sukses Makmur
       (Foreign)                                            210,000           448
   PT Indosat ADR                                            22,000           726
   PT Telekomunikasi Indonesia ADR                           22,000           685
                                                                           ------
                                                                            2,551
                                                                           ------
ITALY (0.4%)
   Telecom Italia Mobile SPA                                269,000           597
                                                                           ------

JAPAN (28.5%)
   Bridgestone Corp.                                        147,000         2,653
   Dai Nippon Printing Co., Ltd.                             30,000           560
   DDI Corp.                                                    250         2,022
   East Japan Railway Co.                                       150           725
   Eisai Co., Ltd.                                              600            11
   Fanuc Co., Ltd.                                            8,000           295
   Fuji Photo Film Co., Ltd.                                117,000         3,561
   Hirose Electronics Co., Ltd.                              10,500           643
   Hitachi Ltd.                                             169,000         1,639
   Ito-Yokado Co. Ltd.                                       63,000         3,581
   Keyence Corp.                                              6,000           743
   Kuraray Co., Ltd.                                         62,000           629
   Kyocera Corp.                                             11,000           785
   Mabuchi Motor Co.                                         24,000         1,336
   Matsushita Electric Industrial
       Co., Ltd.                                            134,000         2,250
   Mitsubishi Corp.                                         125,000         1,594
   Mitsui & Co., Ltd.                                       183,000         1,592
   Murata Manufacturing Co., Ltd.                            85,000         3,037
   Nippon Television Network                                  1,000           310
   Nissei Sangyo Co.                                         40,000           542
   Omron Corp.                                               77,000         1,445
   Sankyo Co., Ltd.                                          22,000           563
   Seino Transportation Co., Ltd.                            45,000           642
   Shin-Etsu Chemical Co., Ltd.                              32,000           575
   Showa Shell Sekiyu                                        55,000           558
   Skylark Co., Ltd.                                         22,000           423
   SMC Corp.                                                 30,000         2,101
   Sumitomo Electric Industries                              99,000         1,360
   Takeda Chemical Industries                               230,000         4,213
   Toho Co., Ltd.                                             5,000           831
   Tokio Marine & Fire Insurance Co.                        125,000         1,482
   Tokyo Electron Ltd.                                       16,000           464
   Tokyo Style Co.                                           20,000           327
   Toppan Printing Co., Ltd.                                 34,000           479
   Toray Industries, Inc.                                    90,000           571
   Toyota Motor Corp.                                        60,000         1,535
                                                                           ------
                                                                           46,077
                                                                           ------
KOREA (1.0%)
   Korea Electric Power Corp.                                15,000           496
   Korea Mobile
       Telecommunications Corp.                                 500           600
   Korean Airlines                                           14,100           321
   Pohang Iron & Steel Co., Ltd.                              2,540           183
                                                                           ------
                                                                            1,600
                                                                           ------

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                             SHARES         (000)
---------------------------------------------------------------------------------
MALAYSIA (2.1%)
   Edaran Otomobil Nasional Bhd.                             64,000       $   631
   Genting Bhd.                                              88,500           643
   Malayan Banking Bhd.                                      99,000           983
   Telekom Malaysia Bhd.                                     91,000           802
   United Engineers (Malaysia) Bhd.                          50,000           387
                                                                          -------
                                                                            3,446
                                                                          -------
NETHERLANDS (12.2%)
   Delft Instruments NV                                      12,000           277
   Elsevier NV                                               98,000         1,621
   Getronics NV                                              81,192         2,060
   Hagemeyer NV                                               7,400           574
   Heineken NV                                               14,500         2,648
   Hunter Douglas NV                                         14,291           998
   Internationale Nederlanden
     Groep NV                                               124,595         3,889
   KLM Royal Dutch Airlines NV                               14,341           384
   Koninklijke Ahold NV                                      31,200         1,767
   Oce-Van Der Grinten NV                                    16,000         1,748
   Philips Electronics NV (non-voting)                       75,000         2,709
   Samas Groep NV                                             8,195           285
   VNU-Verenigde Nederlandse
     Uitgeversbedrijven Verenigd
     Bezit NV                                                41,000           803
                                                                           ------
                                                                           19,763
                                                                           ------
PHILIPPINES (2.1%)
   Ayala Land Inc. B                                      1,471,875         1,795
   Manila Electric Co. B                                     91,000           673
   Philippines Long Distance
       Telephone Co.                                         12,000           746
   SM Prime Holdings Inc.                                   759,520           177
                                                                           ------
                                                                            3,391
                                                                           ------
SINGAPORE (1.8%)
   DBS Land Ltd.                                            162,000           536
   Development Bank of
     Singapore Ltd. (Foreign)                                36,000           442
   Keppel Corp., Ltd.                                        61,000           472
   Oversea-Chinese Banking
     Corp. Ltd. (Foreign)                                    30,800           370
   Singapore Airlines Ltd. (Foreign)                         32,000           323
   Singapore Press Holdings Ltd.
     (Foreign)                                               30,600           559
   Wing Tai Holdings Ltd.                                    73,000           176
                                                                           ------
                                                                            2,878
                                                                           ------
SWEDEN (2.7%)
   Astra AB Series B                                         48,000         1,975
   Electrolux AB Series B                                    14,000           787
   LM Ericsson Telephone AB
     Series B                                                48,000         1,210
   Stora Kopparbergs Bergslags
     AB Series A                                             26,000           338
                                                                           ------
                                                                            4,310
                                                                           ------
SWITZERLAND (9.2%)
   ABB AG (Bearer)                                            3,000         3,671
   Adecco SA (Bearer)                                         2,630           724
   Ciba-Geigy AG (Registered)                                 4,850         6,206
   CS Holding AG (Registered)                                15,300         1,513
   Nestle SA (Registered)                                     1,450         1,617
   Roche Holding AG                                             147         1,083
                                                                           ------
                                                                           14,814
                                                                           ------
THAILAND (1.7%)
   Bangkok Bank Public Co., Ltd.
     (Foreign)                                               48,000           627
   Land and House Public Co., Ltd.
     (Foreign)                                               59,000           729
   Thai Farmers Bank Public Co., Ltd.
     (Foreign)                                               54,000           569
-  Thai Farmers Bank Public Co., Ltd.
     Warrants Exp. 9/15/02                                    6,750            18
   United Communication Industry
     Public Co., Ltd. (Foreign)                              75,000           779
                                                                           ------
                                                                            2,722
                                                                           ------
UNITED KINGDOM (12.2%)
   Asda Group PLC                                           600,000           985
   British Airways PLC                                       50,000           425
   British Land Co., PLC                                     84,000           598
   British Petroleum PLC                                    370,000         3,835
   British Steel PLC                                        180,000           556
   Cable and Wireless PLC                                   110,000           777
   Courtaulds PLC                                            77,900           587
   Daily Mail & General Trust Class A                        30,000           620
   De La Rue PLC                                             25,000           231
   EMI Group PLC                                             40,000           834
   Enterprise Oil PLC                                       102,000           871
-  LucasVarity PLC                                          212,000           844
   MFI Furniture Group PLC                                  300,000           924
   Peninsular & Oriental Steam
       Navigation Co.                                        52,000           506
   Rank Organisation PLC                                    170,000         1,143
   RTZ Corp. PLC                                            154,000         2,355
   David S. Smith Holdings PLC                              100,000           506
   Tesco PLC                                                250,000         1,184
-  Thorn PLC                                                 40,000           227
   United News & Media PLC                                   60,000           647
   Vodafone Group PLC                                       150,000           518
   Zeneca Group PLC                                          20,000           497
                                                                           ------
                                                                           19,670
                                                                           ------
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $141,733)                                                        158,931
---------------------------------------------------------------------------------

                                                               FACE
                                                             AMOUNT
                                                              (000)
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.2%)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.74%, 10/1/96
   (COST $1,946)                                             $1,946         1,946
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
  (COST $143,679)                                                         160,877
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
---------------------------------------------------------------------------------
Other Assets--Notes C and F                                                17,123
Liabilities--Note F                                                       (16,478)
                                                                         --------
                                                                              645
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
INTERNATIONAL PORTFOLIO                                      SHARES         (000)
---------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------
Applicable to 12,681,222 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)                               $161,522
=================================================================================

NET ASSET VALUE PER SHARE                                                  $12.74
=================================================================================
*See Note A in Notes to Financial Statements.
-Non-Income Producing Security.
ADR--American Depository Receipt.

---------------------------------------------------------------------------------
                                                             AMOUNT           PER
                                                              (000)         SHARE
---------------------------------------------------------------------------------
AT SEPTEMBER 30, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------
Paid in Capital                                            $138,602        $10.93
Undistributed Net
   Investment Income--Note D                                  1,672           .13
Accumulated Net
   Realized Gains--Note D                                     3,930           .31
Unrealized Appreciation--Note E:
   Investment Securities                                     17,198          1.36
   Foreign Currencies and
       Forward Currency Contracts                               120           .01
---------------------------------------------------------------------------------
NET ASSETS                                                 $161,522        $12.74
=================================================================================




REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Trustees of
Vanguard Variable Insurance Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights appearing in the Vanguard Variable Insurance Fund 1996 Annual Report present fairly, in all material respects, the financial position of Money Market Portfolio, High-Grade Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Equity Index Portfolio, Equity Income Portfolio, Growth Portfolio, Small Company Growth Portfolio and International Portfolio (constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Fund") at September 30, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

October 31, 1996                                                      F640-9/96





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